                                             [OVERLAND EXPRESS LOGO]

                                           Annual  Report

                                          ......................................
                                                   DECEMBER  31,  1996

                                         Asset Allocation Fund

                                 California Tax-Free Bond Fund

                         California Tax-Free Money Market Fund

                                             Money Market Fund

                                         Municipal Income Fund

                   Short-Term Government-Corporate Income Fund

                              Short-Term Municipal Income Fund

                                       Small Cap Strategy Fund

                                         Strategic Growth Fund

                                   U.S. Government Income Fund

                               U.S. Treasury Money Market Fund

                                 Variable Rate Government Fund

                                    OVERLAND EXPRESS FUNDS ARE NOT
                           FDIC INSURED AND ARE NOT OBLIGATIONS OF
                                OR GUARANTEED BY WELLS FARGO BANK.

 [LOGO]
            TABLE OF CONTENTS
            LETTER TO SHAREHOLDERS......................................2
            MANAGER COMMENTS
              Asset Allocation Fund.....................................4
              California Tax-Free Bond Fund.............................9
              California Tax-Free Money Market Fund....................12
              Money Market Fund........................................13
              Municipal Income Fund....................................14
              Short-Term Government-Corporate Income Fund..............18
              Short-Term Municipal Income Fund.........................22
              Small Cap Strategy Fund..................................26
              Strategic Growth Fund....................................30
              U.S. Government Income Fund..............................35
              U.S. Treasury Money Market Fund..........................38
              Variable Rate Government Fund............................39
            OVERLAND EXPRESS PORTFOLIOS OF INVESTMENTS
              Asset Allocation Fund....................................42
              California Tax-Free Bond Fund............................59
              California Tax-Free Money Market Fund....................70
              Money Market Fund........................................77
              Municipal Income Fund....................................79
              U.S. Government Income Fund..............................84
              U.S. Treasury Money Market Fund..........................88
              Variable Rate Government Fund............................90
            OVERLAND EXPRESS FUNDS
              Statement of Assets and Liabilities......................94
              Statement of Operations..................................98
              Statements of Changes in Net Assets.....................102
              Financial Highlights....................................108
              Notes to Financial Statements...........................127
              Independent Auditors' Report............................140
            MASTER INVESTMENT TRUST PORTFOLIOS OF INVESTMENTS
              Capital Appreciation Master Portfolio...................141
              Short-Term Government-Corporate Income Master
               Portfolio..............................................148
              Short-Term Municipal Income Master Portfolio............150
              Small Cap Master Portfolio..............................155
            MASTER INVESTMENT TRUST
              Statement of Assets and Liabilities.....................162
              Statement of Operations.................................163
              Statements of Changes in Net Assets.....................164
              Notes to Financial Statements...........................166
              Independent Auditors' Report............................170
            LIST OF ABBREVIATIONS.....................................171

               OVERLAND EXPRESS FUNDS ARE NOT FDIC INSURED, ARE NOT OBLIGATIONS OF WELLS FARGO BANK OR ITS AFFILIATES NOR OF BARCLAYS GLOBAL FUND ADVISORS, N.A. AND ARE NOT GUARANTEED BY WELLS FARGO BANK OR ITS AFFILIATES, NOR BY BARCLAYS GLOBAL FUND ADVISORS, N.A. OVERLAND EXPRESS FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. OVERLAND EXPRESS MONEY MARKET FUNDS SEEK TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL MEET THIS OBJECTIVE.
               WELLS FARGO BANK PROVIDES INVESTMENT ADVISORY SERVICES, ADMINISTRATIVE SERVICES AND CERTAIN OTHER SERVICES FOR THE OVERLAND EXPRESS FUNDS. THE FUNDS ARE SPONSORED, DISTRIBUTED AND CO-ADMINISTERED BY STEPHENS INC., MEMBER NYSE/SIPC.

OUR MESSAGE TO YOU

We appreciate the confidence that you have expressed in us by investing in the Overland Express Funds. Thanks to the loyalty of our investors, Overland Express has grown to a family of 14 mutual funds that includes cash management, current income and capital growth options. Since 1988, investors have depended upon Overland Express to deliver quality service and value. In the coming year we will work hard to continue to meet your investment needs by providing reliable service and effective investment options.

We encourage you to review this Annual Report. It includes commentaries from the Funds' portfolio managers offering insights into each fund's performance and portfolio strategies as well as the overall market environment. The Annual Report also includes detailed financial information for each fund and a list of the fund's portfolio holdings.

THE MARKETS

The U.S. economy sent mixed signals during 1996. Rapid growth in the second quarter gave way to a more moderate growth rate during the second half of the year. The overall growth rate for 1996 was in line with the economy's long-term average and fairly typical for an expansion phase of the business cycle. Reasonably strong profit growth during 1996 helped sustain an impressive rally in the stock market, led by large-cap issues. The total return on S&P 500 stocks was an impressive 23%. Together with the 38% return in 1995, this was the market's best back-to-back performance in forty years. Bonds, on the other hand, suffered from gyrating interest rates. The total return on the Lehman Brothers Municipal Bond Index was less than 4% in 1996, compared to 22% in 1995.

A YEAR OF AWARENESS

The political and economic environment in 1996 left many investors with a heightened awareness of the need for financial planning. Aging "baby boomers" and other investors have realized the importance of retirement planning and personal savings and, as a result, are increasingly emphasizing saving over spending. On-going national debates over Medicare reform and Social Security reform have led Americans in increasing numbers to realize that our future financial security is becoming our own responsibility. By the end of 1996, mutual fund assets in the United States totaled over $3.5 trillion, up from about $2.8 trillion at the end of 1995.

1997, THE YEAR AHEAD

Investors look to 1997 with both optimism and anxiety. Investor optimism is based on strength in the economy that is expected to propel consumer-led growth during the early part of the year, with an assist from exports and housing. Investor anxiety results from worries that higher interest rates could result from an economic revival. The economy appears headed for another year of moderate growth in 1997, restrained by heavy consumer-debt loads and by a lack of "pent-up" demand. A stronger dollar also could undercut export growth by eroding U.S. competitiveness. Higher operating rates may nudge inflation higher during the year. But we believe the annual inflation rate will remain low, at 3.5% or less. Because labor market conditions already are tight, we believe that the Federal

Reserve probably won't wait long before raising short-term interest rates if the economy shows signs of gaining momentum. Any interest rate increases should, however, be restrained by historically low inflation rates and efforts to reduce the federal government's budget deficit.

1996 FUND PERFORMANCE

The Overland Express Funds performed well overall for the year. Our capital growth funds generally realized healthy returns. Our cash management and current income funds posted steady performance as well.

The Overland Express Funds also marked two milestone events in 1996. In January, the Strategic Growth Fund celebrated its third anniversary, posting strong long-term returns as the fund's managers employed a consistent approach of targeting growth opportunities through strategic equity investing. And in September, we offered our newest fund, the Small Cap Strategy Fund. This Fund is managed by the Wells Fargo Growth Equity Team, the same team that manages the Strategic Growth Fund. Targeting the small capitalization segment of the stock market, this fund reflects the ongoing efforts of Overland Express to meet investors needs with smart and efficient investment options.

OUR COMMITMENT TO INVESTMENT QUALITY

We believe in a conservative, straightforward approach to investing. Working with your financial advisor is the first step in planning an effective long-term investment strategy. We also believe that a good understanding of your investments is essential to making effective investment decisions. So we encourage you to read this Annual Report. We believe that you will find it to be useful and informative.

Just as we've done in the past, we will continue to work diligently to help you reach your investment goals.

OVERLAND EXPRESS FUNDS, FEBRUARY 1997

OVERLAND EXPRESS ASSET ALLOCATION FUND*

The Overland Express Asset Allocation Fund is a diversified portfolio that seeks to earn a high level of total investment return over the long-term, consistent with the assumption of reasonable risk. The Fund pursues an "asset allocation" strategy and is managed in accordance with an asset allocation model. Based on changes in market conditions, investments are allocated among three asset classes: common stocks representative of the S&P 500 Index, U.S. Treasury bonds representative of the Lehman Brothers 20+ Treasury Index and money market instruments. The Fund invests in a combination of these asset classes which offers the most attractive trade off between risk and expected return.

The strategy is based on the premise that certain asset classes from time to time are under- or over-valued by the market relative to each other. The under-valued asset classes represent relatively better long-term, risk-adjusted investment opportunities. Timely, low cost shifts among common stocks, U.S. Treasury bonds and money market instruments, as determined by their perceived relative under- or over-valuation, can produce competitive returns with less risk.

FUND REVIEW

1996 saw another incredible year of a continuing bull market in the U.S. equity markets. This was one of a variety of factors that influenced the asset allocation model during the year.

The first half of the year saw a continuing decline in the bond markets, as measured by the Lehman Brothers 20+ Treasury Index. This was driven by various factors in the economy such as strong jobs reports, positive comments on the renewed strength of the U.S. economy, fears of rising inflation and faster-than-expected growth. In February, bonds experienced a significant correction returning -5.31%. March followed with a continuation of the bond market correction due, in large part, to the release of the February jobs report indicating significant employment increases. On the date of the release of the February jobs report, the long bond fell more than three points--the largest one day decline in over five years.

The poor performance of bonds in February and March put bonds down more than -7.5% in the first quarter, while stocks were up about 5.3% in the same period. This caused bonds to be undervalued relative to stocks. Therefore, the Fund rebalanced from 100% stocks to 80% stocks, 20% bonds. In the second quarter, bonds continued their trend and became even more undervalued relative to stocks. Through May, stocks had outperformed bonds by nearly 20%, which caused another shift away from stocks in May to a mix of 70% stocks and 30% bonds.

Bonds finally snapped their year-long losing streak in June, despite higher-than-expected May employment growth, and ended the month as the best performing asset class with a return of 2.23% for the month. This trend continued through September when the anticipated Federal Reserve target rate increase didn't materialize (leaving the federal funds target rate at 5.25%) and helped contribute to the mid-year bond market rally. The Lehman Brothers 20+ Treasury Index ended the year -1.46%.

*ON FEBRUARY 14, 1997, THE OVERLAND EXPRESS ASSET ALLOCATION FUND'S NAME WAS CHANGED TO THE OVERLAND EXPRESS INDEX ALLOCATION FUND.

OVERLAND EXPRESS ASSET ALLOCATION FUND*

The primary drivers of the asset allocation model's decisions are consensus-based, value-oriented long-term return expectations of investors. For each of the assets--stocks, bonds and cash--we use an appropriate statistical measure of value. For stocks, a dividend discount model (DDM) quantifies the average earnings and earnings growth expectations into a single statistical measure similar to a yield. For bonds and cash, simple yield-to-maturity measures are used.

As the differences (or "spreads") between each of these measures widen or narrow, it indicates that the relative attractiveness of the assets are changing. For example, the first half of 1996 was marked by rising bond yields and unchanged DDM estimates. Bonds began displaying a higher expected return (from a higher yield) while stocks' expected returns were barely changed. This made bonds more attractive, leading to the Fund's shifts from stocks to bonds.

1997 STRATEGY

As of December 31, 1996, the asset allocation mix was 77.16% in S&P 500 stocks, 19.19% in U.S. Treasury bonds and 3.65% in money market instruments. However significant changes in any of these markets could change the allocation at any time during the year. The industry breakdown for the S&P 500 as of December 31, 1996 was as follows: basic industries: 7.70%, technical capital goods: 15.60%, capital goods: 2.8%, consumer cyclicals: 8.10%, consumer growth staples: 18.5%, consumer staples: 9.10%, credit cyclical: 4.10%, energy: 9.30%, financial:
13.20%, transportation: 1.20%, and utilities: 10.40%.

THE S&P 500 INDEX IS A TRADEMARK OF STANDARD AND POOR'S CORPORATION AND IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF 500 INDUSTRIAL, TRANSPORTATION, UTILITY AND FINANCIAL COMPANIES.

THE LEHMAN BROTHERS 20+ TREASURY BOND INDEX IS AN INDEX COMPRISED OF TREASURY BONDS WITH MATURITIES AVERAGING BETWEEN 10 AND 30 YEARS.

OVERLAND EXPRESS ASSET ALLOCATION FUND*

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS ASSET ALLOCATION FUND COMPARED WITH VARIOUS INDICES

The chart on the next page shows the performance of the Overland Express Asset Allocation Fund compared with the S&P 500 Index, the Lehman Brothers Treasury Bond Index and the IBC/Donoghue Money Market Average. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 4.5% initial sales charge. The Standard and Poor's 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Treasury Bond Index is an index comprised of Treasury bonds with maturities between 10 and 30 years. The IBC/Donoghue Money Fund Average is comprised of the average yields of over 600 taxable money market funds. Investors should note that the Fund is a professionally managed mutual fund, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes where indicated, the maximum 4.5% initial sales charge for class A shares; and for class D shares, the 1% contingent deferred sales charge (CDSC). Average annual total return represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since April 7, 1988, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

OVERLAND EXPRESS ASSET ALLOCATION FUND*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  OVERLAND
                                                                  EXPRESS                       LEHMAN
                                                                   ASSET                       BROTHERS    IBC/DONOGHUE
                                                                 ALLOCATION                  20+ TREASURY      MONEY
                                                                    FUND                         BOND         MARKET
                                                                               S & P 500
                                                                  CLASS A        INDEX          INDEX         AVERAGE
Inception                                                           $ 9,550        $ 10,000      $ 10,000       $ 10,000
Apr-88                                                                9,426           9,825        10,051         10,111
May-88                                                                9,426           9,677        10,103         10,198
Jun-88                                                                9,779          10,084        10,158         10,666
Jul-88                                                                9,641           9,885        10,216         10,628
Aug-88                                                                9,497           9,927        10,277         10,265
Sep-88                                                                9,813          10,294        10,340         10,702
Oct-88                                                                9,899          10,607        10,405         11,000
Nov-88                                                                9,912          10,370        10,471         10,843
Dec-88                                                                9,989          10,503        10,542         11,033
Jan-89                                                               10,130          10,725        10,615         11,841
Feb-89                                                               10,130          10,502        10,690         11,546
Mar-89                                                               10,204          10,614        10,770         11,815
Apr-89                                                               10,324          10,884        10,852         12,428
May-89                                                               10,424          11,284        10,935         12,931
Jun-89                                                               10,444          11,929        11,018         12,858
Jul-89                                                               10,691          12,211        11,096         14,019
Aug-89                                                               10,773          11,885        11,173         14,293
Sep-89                                                               10,814          11,920        11,249         14,235
Oct-89                                                               10,824          12,400        11,326         13,904
Nov-89                                                               10,918          12,513        11,402         14,188
Dec-89                                                               11,012          12,490        11,477         14,528
Jan-90                                                               10,907          12,041        11,551         13,553
Feb-90                                                               10,960          12,008        11,625         13,728
Mar-90                                                               11,055          11,957        11,899         14,091
Apr-90                                                               11,006          11,671        11,774         13,740
May-90                                                               11,318          12,212        11,849         15,080
Jun-90                                                               11,371          12,493        11,925         14,978
Jul-90                                                               11,424          12,612        12,001         14,930
Aug-90                                                               11,238          12,080        12,076         13,580
Sep-90                                                               11,206          12,220        12,151         12,919
Oct-90                                                               11,315          12,500        12,226         12,864
Nov-90                                                               11,636          13,021        12,301         13,696
Dec-90                                                               11,791          13,279        12,375         14,077
Jan-91                                                               12,074          13,436        12,446         14,690
Feb-91                                                               12,303          13,495        12,513         15,741
Mar-91                                                               12,406          13,549        12,576         16,122
Apr-91                                                               12,518          13,721        12,637         16,160
May-91                                                               12,657          13,708        12,696         16,858
Jun-91                                                               12,379          13,607        12,754         16,085
Jul-91                                                               12,681          13,810        12,812         16,835
Aug-91                                                               13,093          14,286        12,870         17,234
Sep-91                                                               13,257          14,736        12,925         16,946
Oct-91                                                               13,349          14,768        12,980         17,173
Nov-91                                                               13,147          14,851        13,031         16,481
Dec-91                                                               14,230          15,736        13,081         18,368
Jan-92                                                               13,839          15,242        13,126         18,024
Feb-92                                                               13,924          15,332        13,168         18,258
Mar-92                                                               13,723          13,163        13,209         17,903
Apr-92                                                               13,871          15,148        13,249         18,428
May-92                                                               14,104          15,569        13,288         18,519
Jun-92                                                               14,124          15,795        13,326         18,243
Jul-92                                                               14,696          16,452        13,382         18,988
Aug-92                                                               14,609          16,566        13,396         18,599
Sep-92                                                               14,809          16,828        13,428         18,818
Oct-92                                                               14,708          16,474        13,460         18,883
Nov-92                                                               15,035          16,537        13,490         19,526
Dec-92                                                               15,288          16,990        13,522         19,768
Jan-93                                                               15,542          17,474        13,554         19,931
Feb-93                                                               15,943          18,058        13,585         20,202
Mar-93                                                               16,181          18,103        13,615         20,629
Apr-93                                                               15,911          18,242        13,645         20,130
May-93                                                               16,208          18,302        13,675         20,669
Jun-93                                                               16,414          19,077        13,705         20,729
Jul-93                                                               16,442          19,384        13,735         20,646
Aug-93                                                               17,024          20,163        13,765         21,429
Sep-93                                                               16,883          20,234        13,796         21,265
Oct-93                                                               17,197          20,379        13,826         21,705
Nov-93                                                               17,020          19,858        13,857         21,498
Dec-93                                                               17,205          19,921        13,888         21,758
Jan-94                                                               17,755          20,399        13,920         22,488
Feb-94                                                               17,263          19,583        13,951         21,887
Mar-94                                                               16,582          18,704        13,968         20,933
Apr-94                                                               16,683          18,483        14,021         21,201
May-94                                                               16,843          18,361        14,060         21,549
Jun-94                                                               16,477          18,187        14,102         21,021
Jul-94                                                               16,866          18,803        14,146         21,711
Aug-94                                                               17,485          18,664        14,193         22,601
Sep-94                                                               17,013          18,076        14,242         22,049
Oct-94                                                               17,174          18,013        14,294         22,544
Nov-94                                                               16,836          18,119        14,349         21,723
Dec-94                                                               17,087          18,398        14,408         22,045
Jan-95                                                               17,504          18,870        14,472         22,616
Feb-95                                                               18,096          19,405        14,537         23,497
Mar-95                                                               18,496          19,573        14,604         24,189
Apr-95                                                               18,948          19,922        14,672         24,901
May-95                                                               19,820          21,450        14,739         25,894
Jun-95                                                               20,274          21,700        14,806         26,495
Jul-95                                                               20,907          21,354        14,872         27,374
Aug-95                                                               20,940          21,827        14,938         27,442
Sep-95                                                               21,782          22,229        15,003         28,600
Oct-95                                                               21,685          22,851        15,088         28,497
Nov-95                                                               22,596          23,422        15,134         29,747
Dec-95                                                               23,018          24,045        15,200         30,320
Jan-96                                                               23,721          24,045        15,263         31,351
Feb-96                                                               23,905          22,884        15,326         31,643
Mar-96                                                               24,114          22,428        15,387         31,946
Apr-96                                                               24,349          22,054        15,449         32,416
May-96                                                               24,684          21,939        15,511         33,249
Jun-96                                                               24,861          22,406        15,573         33,375
Jul-96                                                               24,085          22,415        15,635         31,900
Aug-96                                                               24,237          22,135        15,697         32,573
Sep-96                                                               25,281          22,746        15,760         34,404
Oct-96                                                               26,044          23,640        15,823         35,353
Nov-96                                                               27,554          24,429        15,887         38,023
Dec-96                                                               26,941          23,831        15,950         37,270

THE RETURN FOR CLASS D SHARES OF THE ASSET ALLOCATION FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURE.

 ...............................................................................
PERFORMANCE OF THE ASSET ALLOCATION FUND AS OF 12/31/96

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN                     1 YR       3 YR       5 YR     SINCE 4/7/88 INCEPTION
 ..............................................................................................................
With Maximum 4.5% Sales Charge                        11.76%     14.36%     12.58%             11.99%
Without Sales Charge                                  17.04%     16.12%     13.62%             12.58%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                              1 YR       3 YR     SINCE 7/1/93 INCEPTION
 ...............................................................................................................
With 1.0% Contingent Deferred Sales Charge                        15.38%     15.35%             14.47%
Without Contingent Deferred Sales Charge                          16.37%     15.35%             14.47%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR ASSUMED RESPONSIBILITY FOR OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME.

(THIS PAGE INTENTIONALLY LEFT BLANK)

OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND

DAVID KLUG, SENIOR TAX-EXEMPT SPECIALIST/PORTFOLIO MANAGER. MR. KLUG HAS MANAGED MUNICIPAL BOND PORTFOLIOS FOR WELLS FARGO BANK FOR OVER TEN YEARS. PRIOR TO JOINING WELLS FARGO BANK, HE MANAGED THE MUNICIPAL BOND PORTFOLIO FOR A MAJOR PROPERTY AND CASUALTY INSURANCE COMPANY. HIS INVESTMENT EXPERIENCE EXCEEDS 20 YEARS AND INCLUDES ALL ASPECTS OF TAX-EXEMPT FIXED-INCOME INVESTMENTS. HE HOLDS AN M.B.A. FROM THE UNIVERSITY OF CHICAGO AND IS A MEMBER OF THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS AND ITS CALIFORNIA CHAPTER. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

The Overland Express California Tax-Free Bond Fund seeks to provide investors with a high level of income exempt from federal income taxes and from California personal income taxes, while preserving capital by investing in medium- to long-term, investment-grade municipal securities.

FUND REVIEW

1996's rising interest-rate environment caused longer-term municipal bonds to decline modestly in price. Throughout the year, the Fund remained competitive with its benchmark, the Lehman Brothers Municipal Bond Index, benefiting from the Fund's significant exposure to higher-coupon bonds. A number of these higher-coupon bonds were pre-refunded during the year, meaning that the issuing municipality has funds escrowed to pay off these bonds at maturity. As a result, the securities in the portfolio experienced price gains of approximately 5% or more. Some examples of pre-refunded bonds that were held in the portfolio are Lincoln Unified School District with a 7.20% coupon and Menlo Park Redevelopment Agency with a 6.70% coupon.

The Fund's investment strategy for 1996 concentrated on new purchases of bonds that have "good structure". These are bonds that have characteristics such as high credit quality, good call protection or are discount bonds. Bonds sold during the year usually had short call protections.

As of December 31, 1996, the Fund had minimal exposure to the Orange County bankruptcy. The Fund's exposure to Orange County credits was small at the time of the bankruptcy filing and is even smaller now. The Fund does not hold any Orange County issues that are not credit enhanced or revenue backed. Credit enhanced issues are those that are backed by a line of credit. Revenue backed issues are those that are backed by income from a particular project. Therefore, it is anticipated that any remaining effects from the resolution of the bankruptcy will have no direct impact on the Fund.

1997 STRATEGY - A FOCUS ON CREDIT QUALITY

During 1997, we will continue to emphasize high credit quality and call protection in new purchases. In keeping with the Fund's objective to provide investors with a high level of income exempt from both federal and California personal income taxes while preserving capital, an emphasis on purchases of investment-grade bonds will continue to be a focus in our investment strategy. Investment-grade bonds are those that are rated in one of the four highest categories by a national credit rating agency such as Moody's or Standard and Poor's. As always, we will consider factors such as call protection on the bond and tax or revenue backing for the issues that we purchase.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT INCLUDES APPROXIMATELY 15,000 BONDS.

OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND COMPARED WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

The chart on the next page shows the performance of the Overland Express California Tax-Free Bond Fund compared with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 4.5% initial sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 bonds. Investors should note that the Fund is a professionally managed mutual fund, while the Index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the Index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes where indicated, the maximum 4.5% initial sales charge for class A shares; and for class D shares, the 1% contingent deferred sales charge (CDSC). Average annual total return represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since October 6, 1988, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                     OVERLAND EXPRESS           LEHMAN BROTHERS
                                                                        CALIFORNIA                 MUNICIPAL
                                                                 TAX-FREE BOND FUND CLASS
                                                                             A                     BOND INDEX
Inception                                                                          $ 9,550                  $ 10,000
Oct-88                                                                               9,636                    10,176
Nov-88                                                                               9,549                    10,082
Dec-88                                                                               9,783                    10,185
Jan-89                                                                               9,929                    10,396
Feb-89                                                                               9,831                    10,278
Mar-89                                                                               9,832                    10,253
Apr-89                                                                              10,150                    10,496
May-89                                                                              10,351                    10,714
Jun-89                                                                              10,491                    10,860
Jul-89                                                                              10,623                    11,008
Aug-89                                                                              10,470                    10,900
Sep-89                                                                              10,460                    10,867
Oct-89                                                                              10,604                    11,000
Nov-89                                                                              10,770                    11,192
Dec-89                                                                              10,832                    11,284
Jan-90                                                                              10,696                    11,231
Feb-90                                                                              10,864                    11,331
Mar-90                                                                              10,907                    11,334
Apr-90                                                                              10,758                    11,253
May-90                                                                              11,025                    11,498
Jun-90                                                                              11,133                    11,589
Jul-90                                                                              11,328                    11,770
Aug-90                                                                              11,001                    11,589
Sep-90                                                                              10,990                    11,606
Oct-90                                                                              11,178                    11,816
Nov-90                                                                              11,444                    12,053
Dec-90                                                                              11,534                    12,106
Jan-91                                                                              11,725                    12,269
Feb-91                                                                              11,792                    12,375
Mar-91                                                                              11,815                    12,380
Apr-91                                                                              11,998                    12,545
May-91                                                                              12,136                    12,657
Jun-91                                                                              12,098                    12,644
Jul-91                                                                              12,268                    12,798
Aug-91                                                                              12,417                    12,967
Sep-91                                                                              12,590                    13,136
Oct-91                                                                              12,692                    13,254
Nov-91                                                                              12,688                    13,291
Dec-91                                                                              12,874                    13,577
Jan-92                                                                              12,858                    13,608
Feb-92                                                                              12,938                    13,612
Mar-92                                                                              12,963                    13,618
Apr-92                                                                              13,100                    13,739
May-92                                                                              13,243                    13,901
Jun-92                                                                              13,485                    14,135
Jul-92                                                                              13,927                    14,559
Aug-92                                                                              13,735                    14,416
Sep-92                                                                              13,806                    14,510
Oct-92                                                                              13,538                    14,367
Nov-92                                                                              13,875                    14,625
Dec-92                                                                              14,034                    14,774
Jan-93                                                                              14,197                    14,945
Feb-93                                                                              14,722                    15,486
Mar-93                                                                              14,608                    15,322
Apr-93                                                                              14,778                    15,477
May-93                                                                              14,883                    15,563
Jun-93                                                                              15,163                    15,823
Jul-93                                                                              15,154                    15,844
Aug-93                                                                              15,530                    16,173
Sep-93                                                                              15,747                    16,358
Oct-93                                                                              15,778                    16,389
Nov-93                                                                              15,620                    16,245
Dec-93                                                                              15,856                    16,587
Jan-94                                                                              16,054                    16,777
Feb-94                                                                              15,739                    16,342
Mar-94                                                                              15,213                    15,677
Apr-94                                                                              15,189                    15,810
May-94                                                                              15,348                    15,948
Jun-94                                                                              15,310                    15,850
Jul-94                                                                              15,570                    16,140
Aug-94                                                                              15,632                    16,197
Sep-94                                                                              15,449                    15,959
Oct-94                                                                              15,223                    15,675
Nov-94                                                                              14,961                    15,391
Dec-94                                                                              15,171                    15,730
Jan-95                                                                              15,592                    16,180
Feb-95                                                                              15,970                    16,650
Mar-95                                                                              16,109                    16,842
Apr-95                                                                              15,114                    16,862
May-95                                                                              16,602                    17,400
Jun-95                                                                              16,375                    17,247
Jul-95                                                                              16,475                    17,411
Aug-95                                                                              16,689                    17,632
Sep-95                                                                              16,827                    17,743
Oct-95                                                                              17,132                    18,002
Nov-95                                                                              17,456                    18,301
Dec-95                                                                              17,658                    18,476
Jan-96                                                                              17,749                    18,617
Feb-96                                                                              17,590                    18,490
Mar-96                                                                              17,319                    18,254
Apr-96                                                                              17,244                    18,202
May-96                                                                              17,257                    18,195
Jun-96                                                                              17,459                    18,394
Jul-96                                                                              17,651                    18,559
Aug-96                                                                              17,664                    18,555
Sep-96                                                                              17,935                    18,815
Oct-96                                                                              18,129                    19,028
Nov-96                                                                              18,480                    19,378
Dec-96                                                                              18,371                    19,295

THE RETURN FOR CLASS D SHARES OF THE CALIFORNIA TAX-FREE BOND FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURE.

 ...............................................................................
PERFORMANCE OF THE CALIFORNIA TAX-FREE BOND FUND AS OF 12/31/96

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN                   1 YR       3 YR       5 YR     SINCE 10/6/88 INCEPTION
 ..............................................................................................................
With Maximum 4.5% Sales Charge                        -0.64%    3.43%      6.38%               7.65%
Without Sales Charge                                   4.03%    5.03%      7.37%               8.25%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                              1 YR       3 YR     SINCE 7/1/93 INCEPTION
 ...............................................................................................................
With 1.0% Contingent Deferred Sales Charge                         2.28%      4.27%              4.79%
Without Contingent Deferred Sales Charge                           3.24%      4.27%              4.79%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR ASSUMED RESPONSIBILITY FOR OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME.

OVERLAND EXPRESS CALIFORNIA TAX-FREE MONEY MARKET FUND

The Overland Express California Tax-Free Money Market Fund seeks to provide investors with a high level of current income exempt from federal income taxes, a portion of which is also exempt from California personal income taxes, while preserving capital and liquidity. The Fund invests in high-quality instruments, primarily municipal securities.

The weekly California tax-free money market fund yields during 1996 ranged generally between 2.40% and 3.20% on an annualized basis. The Fund's seven-day simple yield for the period ended December 31, 1996 was 3.34%. The Fund achieved its goal of maintaining principal stability at a $1.00 per share net asset value while providing competitive yields.

1996 TAX EXEMPT MARKET

California tax-exempt notes had lower yields than U.S. treasuries bills during the heavy note issuance months of July through August, but increased in value relative to U.S. treasuries toward the end of the year because of the lack of supply in the market. As the California note to U.S. treasuries spread widened, the municipal money market curve remained flat. Weekly rates as measured by the Bankers Trust Tax Exempt Note Rate Index averaged a slightly higher current yield than California notes during the fourth quarter.

1997 STRATEGY

With a continued neutral stance in 1997, the average maturity of the Fund is expected to be maintained between 40 and 60 days. The Fund's maturity will be extended during the heavy note issuance months of July through August to maximize relative value during periods of heavy supply.

ALTHOUGH THE FUND SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE, THERE IS NO ASSURANCE THAT IT WILL MEET THIS OBJECTIVE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

ANNUALIZED YIELD IS FOR THE SEVEN-DAY PERIOD ENDED DECEMBER 31, 1996. YIELD REFLECTS FLUCTUATIONS IN INTEREST RATES ON PORTFOLIO INVESTMENTS AND FUND EXPENSES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

OVERLAND EXPRESS MONEY MARKET FUND

The Overland Express Money Market Fund seeks to provide a high level of current income while maintaining a stable net asset value. As of December 31, 1996, the Class A Shares had a seven-day simple yield of 4.82%. The investment return on the Fund will fluctuate with market conditions. The Fund generated relatively high, consistent yields throughout 1996, while providing a high degree of quality and liquidity.

FUND REVIEW

In January 1996, the Federal Reserve lowered the federal funds target rate by 0.25% from 5.50% to 5.25%. Nevertheless, short-term rates rose throughout the first half of the year. The Fund purchased additional securities in the 9-12 month range in July as the yield curve steepened. This turned out to be the high in yields for the year as the economy showed signs of slowing. The Fund generated relatively consistent yields throughout the year, while providing a high degree of quality and liquidity.

The Fund purchased floating-rate securities in 1996. Floating-rate securities are those securities whose interest rates are tied to an index. These securities typically provide competitive returns and help to reduce risk related to changing interest rates. These securities normally track a specific index, such as Treasury bills, LIBOR or the prime rate.

1997 OUTLOOK

With the current U.S. expansion continuing and the stock market coming off another year of strong gains, money market funds in general could see cash inflows due to cautious investors moving money to a more stable asset class. Several regulatory changes permitting a broader use of money market funds may cause assets in money funds to grow in 1997.

We believe that the Federal Reserve is likely to leave the federal funds target rate unchanged in the first quarter of 1997. We expect the next Federal Reserve move will be a rise in the federal funds target rate. Tightness in the labor markets and relatively high capacity utilization in the manufacturing sector could trigger an increase in inflation. With the money market yield curve very flat, maturities of 2-3 months offer the best value, given a neutral Federal Reserve interest rate policy. As we begin the year, we view LIBOR-based floaters as attractive and expect them to outperform Prime- and T-Bill-based floaters since higher interest rates are anticipated.

ALTHOUGH THE FUND SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE, THERE IS NO ASSURANCE THAT IT WILL MEET THIS OBJECTIVE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

ANNUALIZED YIELD IS FOR THE SEVEN-DAY PERIOD ENDED DECEMBER 31, 1996. YIELD REFLECTS FLUCTUATIONS IN INTEREST RATES ON PORTFOLIO INVESTMENTS AND FUND EXPENSES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

OVERLAND EXPRESS MUNICIPAL INCOME FUND

LAURA MILNER, TAX-EXEMPT SPECIALIST/MONEY MARKET PORTFOLIO MANAGER. MS. MILNER JOINED WELLS FARGO BANK IN 1988. HER BACKGROUND INCLUDES OVER SEVEN YEARS OF EXPERIENCE SPECIALIZING IN SHORT- AND LONG-TERM MUNICIPAL SECURITIES WITH SALOMON BROTHERS. SHE IS A MEMBER OF THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS AND ITS CALIFORNIA CHAPTER.

The Overland Express Municipal Income Fund is a diversified portfolio which seeks to provide investors with a high level of federally tax-free income, consistent with the preservation of capital. The Fund invests primarily in high-quality, medium- to long-term municipal securities.

1996'S MUNICIPAL BOND MARKET

Early in the year, the ongoing concern about tax reform negatively impacted the municipal bond market. These concerns created a market that had a lot of supply but not very much demand, a condition commonly referred to as "oversold". In March, interest rates rose after the first of several strong employment reports. This did not have much impact on the municipal market because of the oversold condition. As concerns about tax reform and rising interest rates dissipated, the municipal market was able to gain ground in the second half of the year.

FUND REVIEW

The Fund returned 3.49% versus the Lehman Brothers Municipal Bond Index return of 4.43% for the year ended December 31, 1996. As interest rates rose in 1996, prices on longer-term securities fell at a faster rate than those on shorter-term securities. Consequently, the Fund underperformed its benchmark slightly because the securities in the portfolio maintained a longer maturity than those in the benchmark.

Throughout much of the year, the Fund made efforts to reduce its housing bond position and increase its position in revenue bonds that are subject to the alternative minimum tax (AMT). These traditional revenue bonds have better call protection compared to housing bonds. Another advantage of owning these revenue bonds is that they are subject to the AMT. Securities that are subject to the AMT generally provide higher yields without compromising credit quality.

EMPHASIS ON CREDIT QUALITY

In our investment strategy, we take a number of steps to minimize credit risk and maintain high credit quality. To help protect the Fund's share price from fluctuations that generally occur to funds that are tied to one region, we pursue a strategy of national diversification. Additionally, all of the Fund's holdings are AAA-rated, thus minimizing credit risk. The Fund's portfolio has a combination of housing bonds guaranteed by the Government National Mortgage Association, Federal National Mortgage Association, Federal Housing Authority and the Veterans Administration.

OVERLAND EXPRESS MUNICIPAL INCOME FUND

1997 STRATEGY

The economy continues to give mixed signals. We believe that the Federal Reserve will remain neutral with a chance of raising the federal funds target rate slightly in the first six months of 1997. Accordingly, we intend to maintain the Fund in a neutral stance versus its benchmark. In keeping with the Fund's objective to provide investors with a high level of federally tax-free income, we intend to pursue a strategy of diversification by geography and by issuer and will continue to focus on revenue bonds subject to the AMT.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT INCLUDES APPROXIMATELY 15,000 BONDS.

OVERLAND EXPRESS MUNICIPAL INCOME FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS MUNICIPAL INCOME FUND COMPARED WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

The chart on the next page shows the performance of the Overland Express Municipal Income Fund compared with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 3% initial sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 bonds. Investors should note that the Fund is a professionally managed mutual fund, while the Index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the Index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes where indicated, the maximum 3% initial sales charge for class A shares; and for class D shares, the 1% contingent deferred sales charge (CDSC). Average annual total return represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since July 15, 1991, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

OVERLAND EXPRESS MUNICIPAL INCOME FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                 OVERLAND EXPRESS  LEHMAN BROTHERS
                                                                 MUNICIPAL INCOME     MUNICIPAL
                                                                   FUND CLASS A      BOND INDEX
Inception                                                                 $ 9,700         $ 10,000
Jul-91                                                                      9,690           10,122
Aug-91                                                                      9,789           10,256
Sep-91                                                                      9,953           10,389
Oct-91                                                                     10,049           10,482
Nov-91                                                                     10,046           10,512
Dec-91                                                                     10,264           10,738
Jan-92                                                                     10,310           10,762
Feb-92                                                                     10,354           10,766
Mar-92                                                                     10,360           10,770
Apr-92                                                                     10,468           10,866
May-92                                                                     10,586           10,994
Jun-92                                                                     10,788           11,179
Jul-92                                                                     11,145           11,514
Aug-92                                                                     10,975           11,401
Sep-92                                                                     11,064           11,475
Oct-92                                                                     10,860           11,363
Nov-92                                                                     11,152           11,568
Dec-92                                                                     11,284           11,684
Jan-93                                                                     11,419           11,820
Feb-93                                                                     11,865           12,248
Mar-93                                                                     11,742           12,118
Apr-93                                                                     11,868           12,240
May-93                                                                     11,961           12,309
Jun-93                                                                     12,183           12,514
Jul-93                                                                     12,185           12,531
Aug-93                                                                     12,453           12,791
Sep-93                                                                     12,599           12,837
Oct-93                                                                     12,669           12,962
Nov-93                                                                     12,548           12,848
Dec-93                                                                     12,764           13,119
Jan-94                                                                     12,834           13,268
Feb-94                                                                     12,513           12,925
Mar-94                                                                     11,953           12,399
Apr-94                                                                     11,896           12,504
May-94                                                                     12,057           12,613
Jun-94                                                                     11,941           12,536
Jul-94                                                                     12,209           12,765
Aug-94                                                                     12,221           12,810
Sep-94                                                                     12,009           12,622
Oct-94                                                                     11,796           12,397
Nov-94                                                                     11,558           12,173
Dec-94                                                                     11,893           12,440
Jan-95                                                                     12,229           12,796
Feb-95                                                                     12,615           13,169
Mar-95                                                                     12,720           13,320
Apr-95                                                                     12,692           13,336
May-95                                                                     13,088           13,761
Jun-95                                                                     12,904           13,640
Jul-95                                                                     12,938           13,770
Aug-95                                                                     13,061           13,945
Sep-95                                                                     13,203           14,033
Oct-95                                                                     13,403           14,237
Nov-95                                                                     13,650           14,474
Dec-95                                                                     13,850           14,613
Jan-96                                                                     13,866           14,724
Feb-96                                                                     13,766           14,624
Mar-96                                                                     13,624           14,437
Apr-96                                                                     13,594           14,396
May-96                                                                     13,673           14,390
Jun-96                                                                     13,756           14,547
Jul-96                                                                     13,924           14,678
Aug-96                                                                     13,900           14,675
Sep-96                                                                     14,036           14,881
Oct-96                                                                     14,153           15,049
Nov-96                                                                     14,376           15,324
Dec-96                                                                     14,333           15,280

THE RETURN FOR CLASS D SHARES OF THE MUNICIPAL INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURE.

 ...............................................................................
PERFORMANCE OF THE MUNICIPAL INCOME FUND AS OF 12/31/96

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN                  1 YR       3 YR       5 YR     SINCE 7/15/91 INCEPTION
 .............................................................................................................
With Maximum 3.0% Sales Charge                       0.37%    2.89%      6.25%               6.82%
Without Sales Charge                                 3.49%    3.94%      6.91%               7.41%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                           1 YR       3 YR      SINCE 7/1/93 INCEPTION
 ...............................................................................................................
With 1.0% Contingent Deferred Sales Charge                      1.93%      3.33%               4.06%
Without Contingent Deferred Sales Charge                        2.90%      3.33%               4.06%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR ASSUMED RESPONSIBILITY FOR OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME.

OVERLAND EXPRESS SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

MS. TAMYRA THOMAS, PORTFOLIO CO-MANAGER. MS. THOMAS ASSUMED RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO OF THE SHORT-TERM GOVERNMENT-CORPORATE INCOME MASTER PORTFOLIO AS OF JULY 16, 1996. MS. THOMAS IS A SENIOR VICE-PRESIDENT AND THE CHIEF FIXED INCOME INVESTMENT OFFICER OF THE INVESTMENT MANAGEMENT GROUP POLICY COMMITTEE. MS. THOMAS HAS MANAGED BOND PORTFOLIOS FOR OVER A DECADE. SHE CURRENTLY MANAGES IN EXCESS OF $1 BILLION OF LONG-TERM TAXABLE BOND PORTFOLIOS FOR VARIOUS FOUNDATIONS, DEFINED BENEFIT PLANS AND OTHER CLIENTS. SHE HOLDS A B.S. FROM THE UNIVERSITY OF UTAH AND WAS PAST PRESIDENT OF THE UTAH BOND CLUB. MS. THOMAS IS A CHARTERED FINANCIAL ANALYST.

MS. MADELINE GISH, PORTFOLIO CO-MANAGER. MS. GISH ALSO ASSUMED RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO OF THE SHORT-TERM GOVERNMENT-CORPORATE INCOME MASTER PORTFOLIO AS OF JULY 16, 1996. MS. GISH JOINED WELLS FARGO BANK IN 1989 AS THE PORTFOLIO COORDINATOR FOR THE MUTUAL FUNDS DIVISION. SINCE JOINING THE FIXED-INCOME GROUP IN 1992, MS. GISH HAS ASSISTED IN THE RESEARCH AND TRADING FOR THE ADJUSTABLE-RATE MORTGAGE FUND AND IS CURRENTLY MANAGING TAXABLE LIQUIDITY PORTFOLIOS. SHE HOLDS A BACHELOR OF SCIENCE DEGREE IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF KANSAS AND IS A CHARTERED FINANCIAL ANALYST CANDIDATE.

MR. SCOTT SMITH ALSO ASSUMED RESPONSIBILITY AS PORTFOLIO CO-MANAGER FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO OF THE SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND AS OF JULY 16, 1996. HE JOINED WELLS FARGO BANK IN 1988 AS A TAXABLE MONEY MARKET PORTFOLIO SPECIALIST. HIS EXPERIENCE INCLUDES A POSITION WITH A PRIVATE MONEY MANAGEMENT FIRM WITH MUTUAL FUND INVESTMENT OPERATIONS. MR. SMITH HOLDS A B.A. DEGREE FROM THE UNIVERSITY OF SAN DIEGO AND IS A CHARTERED FINANCIAL ANALYST.

The Overland Express Short-Term Government Corporate Income Fund seeks to earn current income, while managing principal volatility, by investing primarily in short-term U.S. government obligations and investment-grade corporate obligations.

1996'S FIXED INCOME MARKET

The outlook at the beginning of 1996 was full of optimism for the U.S. fixed income markets. The Federal Reserve lowered the federal funds target rate 0.25% from 5.50% to 5.25% in January. The easing was expected to be the first of a series and market interest rates decreased significantly. One-year Treasury bills reached a low yield of 4.78%. The bond market rally came to an abrupt end in mid-February as the U.S. economy showed signs of surprising strength. Interest rates quickly increased and by mid-summer, the one-year Treasury bill was yielding 5.96%. Although the federal funds target rate remained unchanged for the remainder of the year, short-term interest rates fluctuated greatly and as 1996 came to a close, the one-year Treasury bill was yielding 5.48%.

FUND REVIEW

The Overland Express Short-Term Government-Corporate Income Fund invests its assets in short-term U.S. government obligations and investment-grade corporate obligations. Because the securities in the Fund maintained a longer average maturity than those of its benchmark, the Merrill Lynch 1-Year Treasury Bill Index, the performance of the Fund was affected by the dramatic

OVERLAND EXPRESS SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

increase in interest rates during the first half of the year compared to its benchmark. Accordingly, the average maturity of the Fund was shortened to one year in the second quarter. The Fund's performance in the second half of the year remained competitive with its benchmark.

Treasury securities were an emphasis throughout a majority of 1996 due to the asset size of the Fund. As the Fund grows in size, U.S. government agency and corporate securities will have an increased emphasis. As of year end, 29% of the Fund was invested in agency securities and 5% was invested in corporate securities. Treasury securities represented 61% of the Fund with the remaining 5% in overnight repurchase agreements.

1997 STRATEGY

The U.S. economy experienced increased growth in the month of December 1996. We believe that this strength will continue into the first quarter and interest rates are expected to rise moderately as the Federal Reserve debates raising the federal funds target rate. Additionally, eighteen month maturities have become attractive as the yield spread between one- and two-year Treasuries has increased. As 1997 begins, we intend to maintain the average maturity of the Fund at one year.

THE SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND (THE "FEEDER") AND THE SHORT-TERM GOVERNMENT-CORPORATE INCOME MASTER PORTFOLIO (THE "MASTER") ARE ORGANIZED AS A "MASTER-FEEDER" STRUCTURE. INSTEAD OF INVESTING DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES, THE FEEDER FUND, WHICH IS OFFERED TO THE PUBLIC, HOLDS INTERESTS IN THE MASTER FUND WHICH INVESTS IN INDIVIDUAL SECURITIES. REFERENCES TO THE FUND ARE TO THE FEEDER OR MASTER, AS THE CONTEXT REQUIRES. THE MASTER PORTFOLIO IS ADVISED BY WELLS FARGO BANK. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MERRILL LYNCH 1-YEAR TREASURY BILL INDEX IS AN UNMANAGED INDEX AND DOES NOT INCUR EXPENSES.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

OVERLAND EXPRESS SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS
SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND COMPARED WITH THE
MERRILL LYNCH 1-YEAR TREASURY BILL INDEX

The chart on the next page shows the performance of the Overland Express Short-Term Government-Corporate Income Fund compared with the Merrill Lynch 1-Year Treasury Bill Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 3% initial sales charge. Investors should note that the Fund is a professionally managed mutual fund, while the Index is an unmanaged index and does not incur expenses. If Fund operating expenses had been applied to the Index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes where indicated, the maximum 3% initial sales charge, and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. The Fund's inception was September 19, 1994.

OVERLAND EXPRESS SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                     OVERLAND EXPRESS
                                                                        SHORT-TERM           MERRILL LYNCH
                                                                                                ONE YEAR
                                                                   GOVERNMENT-CORPORATE         TREASURY
                                                                        INCOME FUND            BILL INDEX
Inception                                                                          $ 9,700          $ 10,000
Sep-94                                                                               9,714            10,015
Oct-94                                                                               9,744            10,054
Nov-94                                                                               9,696            10,049
Dec-94                                                                               9,727            10,083
Jan-95                                                                               9,837            10,184
Feb-95                                                                               9,962            10,273
Mar-95                                                                               9,995            10,333
Apr-95                                                                              10,059            10,392
May-95                                                                              10,129            10,485
Jun-95                                                                              10,181            10,545
Jul-95                                                                              10,229            10,597
Aug-95                                                                              10,279            10,648
Sep-95                                                                              10,311            10,692
Oct-95                                                                              10,384            10,756
Nov-95                                                                              10,457            10,820
Dec-95                                                                              10,510            10,881
Jan-96                                                                              10,602            10,950
Feb-96                                                                              10,585            10,963
Mar-96                                                                              10,592            10,993
Apr-96                                                                              10,619            11,031
May-96                                                                              10,648            11,071
Jun-96                                                                              10,696            11,130
Jul-96                                                                              10,746            11,172
Aug-96                                                                              10,774            11,224
Sep-96                                                                              10,844            11,301
Oct-96                                                                              10,939            11,384
Nov-96                                                                              10,989            11,440
Dec-96                                                                              11,018            11,479

 ...............................................................................
PERFORMANCE OF THE SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND AS OF 12/31/96

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN                                        1 YR     SINCE 9/19/94 INCEPTION
 .................................................................................................................
With Maximum 3.0% Sales Charge                                                  1.59%             4.36%
Without Sales Charge                                                            4.83%             5.72%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR ASSUMED RESPONSIBILITY FOR OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME.

OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND

MS. LAURA L. MILNER, PORTFOLIO CO-MANAGER OF THE SHORT-TERM MUNICIPAL INCOME FUND, JOINED WELLS FARGO BANK IN 1988. HER BACKGROUND INCLUDES OVER SEVEN YEARS EXPERIENCE SPECIALIZING IN SHORT- AND LONG-TERM MUNICIPAL OBLIGATIONS WITH SALOMON BROTHERS. SHE IS A MEMBER OF THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS AND ITS CALIFORNIA CHAPTER.

MR. DAVID KLUG, PORTFOLIO CO-MANAGER FOR THE SHORT-TERM MUNICIPAL INCOME FUND, HAS MANAGED MUNICIPAL BOND PORTFOLIOS FOR WELLS FARGO BANK FOR OVER NINE YEARS. PRIOR TO JOINING WELLS FARGO BANK, HE MANAGED THE MUNICIPAL BOND PORTFOLIO FOR A MAJOR PROPERTY AND CASUALTY INSURANCE COMPANY. HIS INVESTMENT EXPERIENCE EXCEEDS 20 YEARS AND INCLUDES ALL ASPECTS OF TAX-EXEMPT FIXED-INCOME INVESTMENTS. HE HOLDS AN M.B.A. FROM THE UNIVERSITY OF CHICAGO AND IS A MEMBER OF THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS AND ITS CALIFORNIA CHAPTER. MR. KLUG AND MS. MILNER HAVE CO-MANAGED THE MUNICIPAL INCOME MASTER PORTFOLIO SINCE ITS INCEPTION IN MAY 1994.

The Overland Express Short-Term Municipal Income Fund seeks to provide investors with a high level of income exempt from federal income taxes while managing principal volatility. The Fund invests substantially all of its assets in investment-grade municipal securities.

FUND REVIEW

The Fund posted a return of 3.62%, slightly underperforming its benchmark, the Lehman Brothers Municipal Bond Index. The Fund's performance resulted from 1996's rising interest-rate environment. In the first quarter, the economy appeared to have slowed enough to warrant continued easing of federal funds target rate by the Federal Reserve. As a result, we positioned the Fund to hold securities with longer average maturities. By the end of the second quarter, however, it became clear that the economy was strong enough to preclude the Federal Reserve from easing the federal funds target rate. Because the value of a longer-term bond falls at a faster rate than that of a shorter-term bond in a rising interest-rate environment, we defensively shortened the average maturity of the Fund.

SECURITY SELECTION

Although there are a number of factors we take into consideration when it comes to security selection, we place an emphasis on credit quality. The Fund attempts to provide investors with a diversified portfolio of AAA-rated securities. Another consideration in security selection is yield curve analysis. Our investment strategy involves analyzing major trends in the economy and determining positions on the yield curve that appear to have the best aging characteristics. The Fund also focuses on securities that have an average maturity between 90 days and two years.

1997 STRATEGY

We believe that the Federal Reserve will maintain a neutral stance with a possibility of raising the federal funds target rate slightly during the first half of 1997. In the new year, credit monitoring will play a more important role than in 1996 as recent events such as tax legislation in some states and public utility deregulation impact certain issues.

OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND

Should this environment continue, we will maintain a neutral strategy for 1997. As always, credit analysis will be a focus in our strategy and the portfolio will be positioned to maintain the highest credit quality possible.

THE SHORT-TERM MUNICIPAL INCOME FUND (THE "FEEDER") AND THE SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO (THE "MASTER") ARE ORGANIZED AS A "MASTER-FEEDER" STRUCTURE. INSTEAD OF INVESTING DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES, THE FEEDER FUND, WHICH IS OFFERED TO THE PUBLIC, HOLDS INTERESTS IN THE MASTER WHICH INVESTS IN INDIVIDUAL SECURITIES. REFERENCES TO THE FUND ARE TO THE FEEDER OR MASTER, AS THE CONTEXT REQUIRES. THE MASTER PORTFOLIO IS ADVISED BY WELLS FARGO BANK.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT INCLUDES APPROXIMATELY 15,000 BONDS.

OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS
SHORT-TERM MUNICIPAL INCOME FUND COMPARED WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

The chart on the next page shows the performance of the Overland Express Short-Term Municipal Income Fund compared with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 3% initial sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 bonds. Investors should note that the Fund is a professionally managed mutual fund, while the Index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the Index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes where indicated, the maximum 3% initial sales charge, and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. The Fund's inception was June 3, 1994.

OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                     OVERLAND EXPRESS
                                                                        SHORT-TERM            LEHMAN BROTHERS
                                                                 MUNICIPAL INCOME CLASS A   MUNICIPAL BOND INDEX
Inception                                                                          $ 9,700              $ 10,000
Jun-94                                                                               9,663                 9,939
Jul-94                                                                               9,726                10,121
Aug-94                                                                               9,665                10,156
Sep-94                                                                               9,679                10,007
Oct-94                                                                               9,688                 9,829
Nov-94                                                                               9,696                 9,651
Dec-94                                                                               9,713                 9,863
Jan-95                                                                               9,790                10,145
Feb-95                                                                               9,866                10,440
Mar-95                                                                               9,926                10,560
Apr-95                                                                               9,962                10,573
May-95                                                                              10,040                10,910
Jun-95                                                                              10,079                10,815
Jul-95                                                                              10,113                10,917
Aug-95                                                                              10,172                11,055
Sep-95                                                                              10,188                11,125
Oct-95                                                                              10,243                11,287
Nov-95                                                                              10,278                11,475
Dec-95                                                                              10,306                11,585
Jan-96                                                                              10,362                11,673
Feb-96                                                                              10,374                11,594
Mar-96                                                                              10,367                11,445
Apr-96                                                                              10,402                11,413
May-96                                                                              10,417                11,409
Jun-96                                                                              10,450                11,533
Jul-96                                                                              10,506                11,637
Aug-96                                                                              10,540                11,634
Sep-96                                                                              10,553                11,797
Oct-96                                                                              10,609                11,931
Nov-96                                                                              10,665                12,149
Dec-96                                                                              10,679                12,096

 ...............................................................................
PERFORMANCE OF THE SHORT-TERM MUNICIPAL INCOME FUND AS OF 12/31/96

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN                                         1 YR     SINCE 6/3/94 INCEPTION
 ................................................................................................................
With Maximum 3.0% Sales Charge                                                   0.59%            2.61%
Without Sales Charge                                                             3.62%            3.79%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR ASSUMED RESPONSIBILITY FOR OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME.

OVERLAND EXPRESS SMALL CAP STRATEGY FUND

JON HICKMAN, CO-PORTFOLIO MANAGER. MR. HICKMAN HAS WORKED FOR WELLS FARGO BANK SINCE 1986. HE HAS APPROXIMATELY 15 YEARS OF EXPERIENCE IN THE INVESTMENT MANAGEMENT FIELD AND IS A MEMBER OF WELLS FARGO BANK'S EQUITY STRATEGY COMMITTEE. MR. HICKMAN HAS A B.A. AND AN M.B.A. IN FINANCE FROM BRIGHAM YOUNG UNIVERSITY AND HAS CO-MANAGED THE FUND SINCE ITS INCEPTION.

STEVE ENOS, CO-PORTFOLIO MANAGER. MR. ENOS IS A MEMBER OF THE WELLS FARGO GROWTH EQUITY TEAM. HE BEGAN HIS CAREER WITH FIRST INTERSTATE BANK, WHERE HE WAS ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER. FROM 1991 TO 1993 HE WAS A PRINCIPAL AT DOLAN CAPITAL MANAGEMENT WHERE HE MANAGED BOTH PERSONAL AND PENSION PORTFOLIOS. HE RECEIVED HIS UNDERGRADUATE DEGREE IN ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA AT DAVIS. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH.

The Overland Express Small Cap Strategy Fund seeks to attain an above-average level of capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years. The Fund seeks this objective through the active management of a broadly diversified portfolio of growth oriented, common stocks of smaller companies expected to experience strong growth in revenues, earnings and assets.

A NEW FUND OFFERING

The Small Cap Strategy Fund is Overland Express' newest Fund offering. The Fund was first offered for sale on September 16, 1996. Discussions regarding returns and economic factors prior to this date refer to the performance of the Small Capitalization Growth Fund for Employment Retirement Plans, an unregistered investment collective fund, which commenced operations on November 2, 1994. The Small Cap Master Portfolio is the successor to the assets of the Small Capitalization Growth Fund for Employment Retirement Plans.

THE SMALL CAP MARKET

The small cap sector of the market underperformed several other major indices. The Russell 2000 was up 16.49% versus the S&P 500 at 22.84%. This marked underperformance of small cap issues makes the outlook for the small cap arena more attractive than usual. The fourth quarter of 1996 was a large cap market, with large cap issues performing better than small cap issues. The valuations on larger cap issues have become very high, making it harder to buy into these stocks at reasonable prices. We feel 1997 will be an exceptional year for the smaller cap issues.

SMALL CAP INVESTING

Through small cap investing, we target smaller companies that we believe have the potential to grow faster and are often the originators of new products and innovative technologies. The Fund's investment strategy is based on the belief that earnings growth drives stock prices. We look for issues with earnings growth rates of 20% or more and a forward price/earnings ratio (P/E) that is less than the growth rate. A distinguishing factor in our strategy is the way we divide the Fund's portfolio between two categories: core holdings and tactical opportunities. Stocks that fall in the core holdings category are ones that we plan to own for a period of three to five years. This

OVERLAND EXPRESS SMALL CAP STRATEGY FUND

comprises about 60% of the portfolio. These are companies that have strong underlying earnings growth rates. We also maintain approximately a 40% trading position in tactical opportunities. Tactical opportunities are those stocks that are expected to be influenced by some type of short-term catalyst. This could be a change in management or a product introduction.

We also practice a strict sell discipline. The average cap size of the Fund is just over $400 million. In order to keep the Fund true to its small cap objective, we will sell a security when the market capitalization gets close to $2 billion. This helps to keep the Fund focused on the smaller cap issues.

Some of the Fund's holdings that did very well in 1996 include Envoy, Halo, Applied Graphics, Paul Harris Stores and E*Trade Group. Envoy, the Fund's largest holding, is an example of a core holding. It is presently a market leader in health claims processing, providing electronic transaction processing services for the healthcare industry. As more and more transactions are being processed electronically through doctor's offices and hospitals, the demand for this type of service is growing.

E* Trade Group Inc. is an example of an issue that we classified as a tactical opportunity. E*Trade Group provides on-line discount brokerage services. We classified this as a tactical opportunity because we felt that the stock would benefit from the activity in the stock market and the increased interest in electronic trading.

In our investment strategy we also take advantage of trends that occur in the business environment. One trend that we recognized early was contracting: the use of outside vendors to perform specialized functions for larger businesses. As large corporations focus on their core businesses, the contracting out of smaller, specialized functions becomes an efficient part of their business plans. Recognizing a strong opportunity for growth, we built positions in companies such as Vanstar Corporation. Vanstar Corporation provides outsourcing services and products designed to build and manage personal computer network infrastructures for large companies.

1997 STRATEGY

Seeking innovative and compelling growth opportunities within the small capitalization segment of the market, our strategy and stock selection criteria for 1997 will remain the same. We will place emphasis on the technology, health care and oil service sectors. We will also be increasing our exposure to bio-technology issues and concentrating on the upper end of the small cap sector--those issues with a market capitalization of $500 million to $1 billion.

THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF 500 INDUSTRIAL, TRANSPORTATION, UTILITY AND FINANCIAL COMPANIES.

THE RUSSELL 2000 INDEX IS A SUBSET OF THE RUSSELL 3000 INDEX AND INCLUDES 2,000 OF THE SMALLEST STOCKS REPRESENTING APPROXIMATELY 11% OF THE U.S. EQUITY MARKET.

THE SMALL CAP STRATEGY FUND (THE "FEEDER") AND THE SMALL CAP MASTER PORTFOLIO (THE "MASTER") ARE ORGANIZED AS A "MASTER-FEEDER" STRUCTURE. INSTEAD OF INVESTING DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES, THE FEEDER FUND, WHICH IS OFFERED TO THE PUBLIC, HOLDS INTERESTS IN THE MASTER WHICH INVESTS IN INDIVIDUAL SECURITIES. REFERENCES TO THE FUND ARE TO THE FEEDER OR MASTER, AS THE CONTEXT REQUIRES. THE FUND COMMENCED OPERATIONS AND BEGAN TO INVEST IN THE MASTER ON SEPTEMBER 16, 1996. THE MASTER IS ADVISED BY WELLS FARGO BANK.

OVERLAND EXPRESS SMALL CAP STRATEGY FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS
SMALL CAP STRATEGY FUND COMPARED WITH THE S&P 500 INDEX AND THE RUSSELL 2000 INDEX.

The chart on the next page shows the performance of the Overland Express Small Cap Strategy Fund compared with the S&P 500 Index and the Russell 2000 Index. The chart assumes a hypothetical $10,000 initial investment. The Standard and Poor's 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a subset of the Russell 3000 Index and includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. Investors should note that the Fund is a professionally managed mutual fund, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes where indicated, the maximum 4.5% initial sales charge for Class A; and for class D shares, the 1% contingent deferred sales charge (CDSC). Average annual total return represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A and D shares have been offered since September 16, 1996. The Small Capitalization Growth Fund for Employment Retirement Plans commenced operations on November 2, 1994. The Small Cap Master Portfolio is the successor to the assets of the Small Capitalization Growth Fund for Employment Retirement Plans. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

OVERLAND EXPRESS SMALL CAP STRATEGY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  OVERLAND SMALL CAP STATEGY FUND      RUSSELL 2000
                                                                              CLASS A                      INDEX        S & P 500
Inception                                                                                    $9,550            $10,000    $10,000
Nov-94                                                                                       $9,665             $9,578     $9,636
Dec-94                                                                                      $10,075             $9,817     $9,779
Jan-95                                                                                      $10,094             $9,680    $10,032
Feb-95                                                                                      $10,648            $10,061    $10,423
Mar-95                                                                                      $11,212            $10,226    $10,730
Apr-95                                                                                      $11,517            $10,438    $11,046
May-95                                                                                      $11,775            $10,598    $11,486
Jun-95                                                                                      $13,007            $11,122    $11,753
Jul-95                                                                                      $14,421            $11,753    $12,142
Aug-95                                                                                      $14,449            $11,973    $12,172
Sep-95                                                                                      $15,337            $12,172    $12,686
Oct-95                                                                                      $14,860            $11,618    $12,640
Nov-95                                                                                      $16,273            $12,101    $13,195
Dec-95                                                                                      $16,989            $12,390    $13,450
Jan-96                                                                                      $17,314            $12,367    $13,907
Feb-96                                                                                      $18,317            $12,741    $14,036
Mar-96                                                                                      $19,148            $12,971    $14,171
Apr-96                                                                                      $21,688            $13,657    $14,379
May-96                                                                                      $23,359            $14,190    $14,749
Jun-96                                                                                      $21,593            $13,592    $14,805
Jul-96                                                                                      $18,432            $12,392    $14,151
Aug-96                                                                                      $20,389            $13,093    $14,449
Sep-96                                                                                      $20,817            $13,584    $15,261
Oct-96                                                                                      $19,411            $13,356    $15,683
Nov-96                                                                                      $19,859            $13,888    $16,867
Dec-96                                                                                      $20,471            $14,221    $16,533

THE RETURN FOR CLASS D SHARES OF THE SMALL CAP STRATEGY FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURE.

 ...............................................................................
PERFORMANCE OF THE SMALL CAP STRATEGY FUND AS OF 12/31/96

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN                                      1 YR     SINCE 11/2/94 INCEPTION
 ...............................................................................................................
With Maximum 4.5% Sales Charge                                              15.06%             39.20%
Without Sales Charge                                                        20.49%             42.18%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                                     1 YR     SINCE 11/2/94 INCEPTION
 ...............................................................................................................
With 1.0% Contingent Deferred Sales Charge                                19.01%               41.09%
Without Contingent Deferred Sales Charge                                  19.57%               41.09%

THE SMALL CAP STRATEGY FUND INVESTS ONLY IN INTERESTS OF THE MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO. THE SMALL CAP MASTER PORTFOLIO IS THE SUCCESSOR TO THE ASSETS OF THE SMALL CAPITALIZATION GROWTH FUND FOR EMPLOYEE RETIREMENT PLANS (THE "COLLECTIVE INVESTMENT FUND"). THE SMALL CAP STRATEGY FUND HAS THE SAME INVESTMENT OBJECTIVES AND POLICIES AS THE COLLECTIVE INVESTMENT FUND. THE INCEPTION DATE OF THE CLASS A AND D SHARES OF THE SMALL CAP STRATEGY FUND WAS SEPTEMBER 16, 1996. THE INCEPTION DATE OF THE COLLECTIVE INVESTMENT FUND WAS NOVEMBER 2, 1994. PERFORMANCE FIGURES SHOWN FOR PERIODS PRIOR TO SEPTEMBER 16, 1996 REFLECT THE PERFORMANCE OF THE COLLECTIVE INVESTMENT FUND AND HAVE BEEN ADJUSTED TO REFLECT, WHERE INDICATED, THE EXPENSES AND SALES CHARGES APPLICABLE TO THE CLASS A AND D SHARES.

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THIS PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR ASSUMED RESPONSIBILITY FOR OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THESE REDUCTIONS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME.

OVERLAND EXPRESS STRATEGIC GROWTH FUND

JON HICKMAN, CO-PORTFOLIO MANAGER. MR. HICKMAN HAS WORKED FOR WELLS FARGO BANK SINCE 1986. HE HAS APPROXIMATELY 15 YEARS OF EXPERIENCE IN THE INVESTMENT MANAGEMENT FIELD AND IS A MEMBER OF WELLS FARGO BANK'S EQUITY STRATEGY COMMITTEE. MR. HICKMAN HAS A B.A. AND AN M.B.A. IN FINANCE FROM BRIGHAM YOUNG UNIVERSITY AND HAS CO-MANAGED THE FUND SINCE ITS INCEPTION.

STEVE ENOS, CO-PORTFOLIO MANAGER. MR. ENOS IS A MEMBER OF THE WELLS FARGO GROWTH EQUITY TEAM. HE BEGAN HIS CAREER WITH FIRST INTERSTATE BANK, WHERE HE WAS ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER. FROM 1991 TO 1993 HE WAS A PRINCIPAL AT DOLAN CAPITAL MANAGEMENT WHERE HE MANAGED BOTH PERSONAL AND PENSION PORTFOLIOS. HE RECEIVED HIS UNDERGRADUATE DEGREE IN ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA AT DAVIS. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH.

The Overland Express Strategic Growth Fund seeks to attain an above-average level of capital appreciation through the active management of a broadly diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets.

FUND REVIEW

The Overland Express Strategic Growth Fund Class A shares posted a 10.32% return for 1996 and a 22.57% return since inception, after waived expenses and without sales charges. The Fund's performance is attributed to the Fund's strict investment strategy based on the belief that earnings growth drives stock prices. In following this strategy, we seek out those companies whose earnings growth rate exceeds 15% and are selling at a price/earnings ratio ("P/E") less than the growth rate. We also place an emphasis on the management teams of the companies. We make every effort to meet with the management teams and assess their ability to make a company grow.

Despite the year's rise in interest rates, 1996's overall environment created a favorable atmosphere for the Fund. A strong economy, good earnings growth and relatively stable interest rates helped the Fund achieve positive returns. A continued inflow of money into equity mutual funds also contributed to this favorable environment, causing high demand for equity stocks throughout 1996.

PORTFOLIO THEMES

During the year, the Fund paid particular attention to technology, healthcare and oil service stocks. The larger cap technology names and the oil service sector were generally strong performers in 1996. The healthcare sector, although weak from October through the end of the year, helped boost Fund performance.

Within the healthcare sector, we sought out companies that demonstrated advances in medical equipment and treatment. Anesta Corporation is one example. This is a bio-tech company headquartered in Utah that specializes in a unique drug delivery technique. The company uses a lollipop type product that delivers medication through the mucosal lining of the mouth while the patient sucks on the lollipop. We also recently added positions in a Canadian pharmaceutical company, BioChem Pharma, Inc. This company conducts research, development and marketing of

OVERLAND EXPRESS STRATEGIC GROWTH FUND

high quality products for the prevention, treatment and detection of human diseases. The purchase of BioChem Pharma is based on our confidence of a positive outlook for its oral hepatitis drug, lamivudine.

1996's overall weakness in the technology sector provided the Fund with the opportunity to build positions in several dominant software providers. We have continued to hold Cisco Systems, Inc. in the Fund's portfolio. Cisco Systems Inc. develops, markets and provides support to multi-protocol internetworking systems, enabling customers to build large scale computer networks. Another example where the demand for applications is great is in the area of remote computer access. We hold positions in U.S. Robotics, a leading provider of computer modems. This industry is in a major upgrade cycle as users move up to 56 kilobit modems. U.S. Robotics' products are software upgradeable, which we believe gives them a major competitive advantage over other modem manufacturers.

Although security selection is not sector driven, we paid attention to the oil service industry. After 16 years of weak demand, no capacity additions and a very weak pricing environment, the industry enjoyed an extended period of high demand during 1996. This increased demand for drilling has equipment rental rates rising. We believe that these rates will continue to increase through next year. Utilization is high and major additions to capacity will take two to three years even if companies start adding capacity this quarter. As a result, we believe earnings growth will be extremely strong for the next two years throughout the industry. We like several companies in this group such as Reading and Bates, Transocean Offshore, Ensco International and Veritas.

The Fund continues to be an active participant in initial public offerings
(IPOs). We will consider a particular IPO when the issue meets the overall investment criteria. The Fund is a cost effective way for an individual investor to participate in the IPO market.

1997 STRATEGY

For 1997, we will continue to invest in quality growth issues with attractive prices. One sector that we will be focusing on is the biotechnology sector. The opportunities in this sector are vast . We are currently adding new names and expanding current positions within this group. As always we will continue to look for strong management teams and issues that have a distinct franchise in their industry as well as great prospects for future earnings growth.

THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF 500 INDUSTRIAL, TRANSPORTATION, UTILITY AND FINANCIAL COMPANIES.

THE STRATEGIC GROWTH FUND IS ORGANIZED AS A "MASTER-FEEDER" STRUCTURE. INSTEAD OF INVESTING DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES, THE FEEDER FUND, WHICH IS OFFERED TO THE PUBLIC, HOLDS INTEREST IN THE CAPITAL APPRECIATION MASTER PORTFOLIO (THE "MASTER PORTFOLIO") WHICH IN TURN, INVESTS IN INDIVIDUAL SECURITIES. PRIOR TO FEBRUARY 20, 1996, THE FUND INVESTED DIRECTLY IN PORTFOLIO SECURITIES. ON FEBRUARY 20, 1996, THE FUND'S ASSETS WERE TRANSFERRED TO THE MASTER PORTFOLIO AND THE FUND AND MASTER PORTFOLIO COMMENCED OPERATIONS AS A MASTER-FEEDER STRUCTURE. REFERENCES TO THE FUND ARE TO THE FEEDER OR MASTER, AS THE CONTEXT REQUIRES. THE MASTER PORTFOLIO IS ADVISED BY WELLS FARGO BANK.

OVERLAND EXPRESS STRATEGIC GROWTH FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS STRATEGIC GROWTH FUND COMPARED WITH THE S&P 500 INDEX

The chart on the next page shows the performance of the Overland Express Strategic Growth Fund compared with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 4.5% initial sales charge. The Standard and Poor's 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Investors should note that the Fund is a professionally managed mutual fund, while the Index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the Index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes where indicated, the maximum 4.5% initial sales charge, and for class D shares, the 1% contingent deferred sales charge ("CDSC"). Average annual total return represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since January 20, 1993, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

OVERLAND EXPRESS STRATEGIC GROWTH FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    OVERLAND EXPRESS
                                                                        STRATEGIC         S & P 500
                                                                   GROWTH FUND CLASS A      INDEX
Inception                                                                        $ 9,550   $ 10,000
Jan-93                                                                             9,569     10,084
Feb-93                                                                             9,789     10,221
Mar-93                                                                            10,305     10,437
Apr-93                                                                            10,219     10,184
May-93                                                                            11,242     10,457
Jun-93                                                                            11,355     10,488
Jul-93                                                                            11,384     10,445
Aug-93                                                                            12,149     10,842
Sep-93                                                                            12,918     10,759
Oct-93                                                                            12,928     10,981
Nov-93                                                                            12,507     10,876
Dec-93                                                                            13,042     11,008
Jan-94                                                                            13,724     11,382
Feb-94                                                                            13,743     11,073
Mar-94                                                                            12,419     10,591
Apr-94                                                                            12,518     10,726
May-94                                                                            12,506     10,902
Jun-94                                                                            11,609     10,635
Jul-94                                                                            11,915     10,984
Aug-94                                                                            13,042     11,435
Sep-94                                                                            13,002     11,155
Oct-94                                                                            13,625     11,406
Nov-94                                                                            13,279     10,990
Dec-94                                                                            13,593     11,153
Jan-95                                                                            13,388     11,442
Feb-95                                                                            14,135     11,888
Mar-95                                                                            14,841     12,239
Apr-95                                                                            15,076     12,596
May-95                                                                            15,546     13,101
Jun-95                                                                            17,449     13,405
Jul-95                                                                            19,055     13,849
Aug-95                                                                            19,228     13,883
Sep-95                                                                            19,709     14,463
Oct-95                                                                            19,085     14,417
Nov-95                                                                            19,510     15,050
Dec-95                                                                            19,372     15,341
Jan-96                                                                            19,682     15,862
Feb-96                                                                            20,592     16,010
Mar-96                                                                            20,673     16,163
Apr-96                                                                            23,379     16,401
May-96                                                                            24,335     16,822
Jun-96                                                                            22,527     16,886
Jul-96                                                                            19,533     16,140
Aug-96                                                                            20,731     16,481
Sep-96                                                                            22,354     17,407
Oct-96                                                                            21,295     17,887
Nov-96                                                                            22,079     19,238
Dec-96                                                                            21,371     18,857

THE RETURN FOR CLASS D SHARES OF THE STRATEGIC GROWTH FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURE.

 ...............................................................................
PERFORMANCE OF THE STRATEGIC GROWTH FUND AS OF 12/31/96

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN                            1 YR       3 YR     SINCE 1/20/93 INCEPTION
 ...............................................................................................................
With Maximum 4.5% Sales Charge                                  5.37%     16.11%               21.15%
Without Sales Charge                                           10.32%     17.90%               22.57%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                           1 YR       3 YR      SINCE 7/1/93 INCEPTION
 ...............................................................................................................
With 1.0% Contingent Deferred Sales Charge                      8.46%     17.03%               18.75%
Without Contingent Deferred Sales Charge                        9.46%     17.03%               18.75%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THIS PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR ASSUMED RESPONSIBILITY FOR OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THESE REDUCTIONS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME.

(THIS PAGE INTENTIONALLY LEFT BLANK)

OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND

PAUL SINGLE, SENIOR TAXABLE SPECIALIST/CO-PORTFOLIO MANAGER. MR. SINGLE HAS MANAGED TAXABLE BOND PORTFOLIOS FOR OVER A DECADE WITH SPECIFIC EXPERTISE IN MORTGAGE-BACKED SECURITIES (MBS). PRIOR TO JOINING WELLS FARGO BANK IN 1988, HE WAS A SENIOR PORTFOLIO MANAGER FOR BENHAM CAPITAL MANAGEMENT GROUP. MR. SINGLE RECEIVED HIS B.S. FROM SPRINGFIELD COLLEGE. HE HAS CO-MANAGED THE FUND SINCE ITS INCEPTION.

SCOTT SMITH, CO-PORTFOLIO MANAGER. MR. SMITH JOINED WELLS FARGO BANK IN 1988 AS A TAXABLE MONEY MARKET PORTFOLIO SPECIALIST. HIS EXPERIENCE INCLUDES A POSITION WITH A PRIVATE MONEY MANAGEMENT FIRM CONDUCTING MUTUAL FUND INVESTMENT OPERATIONS. MR. SMITH HOLDS A B.A. DEGREE FROM THE UNIVERSITY OF SAN DIEGO AND IS A CHARTERED FINANCIAL ANALYST.

The Overland Express U.S. Government Income Fund is a diversified portfolio which seeks to provide investors with current income, while preserving capital, by investing in a portfolio of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

1996 INTEREST-RATE ENVIRONMENT

Interest-rate shifts continued to have an impact on the performance of mortgage-backed securities during 1996. Interest rates rose gradually during the first half of 1996. This decrease helped the performance of mortgage securities relative to treasury securities.

FUND REVIEW

We employ a top-down approach to fixed-income investing. Criteria for security selections are dictated by current market conditions. The Fund benefited from its large holding of "seasoned" mortgages. We restructured the mortgage portfolio to hold "seasoned" Government National Mortgage Association securities which are typically higher-paying with less pre-payment risk than other mortgage securities because they have already undergone a prepayment cycle. Issued almost 10 years ago, the values of these types of mortgages increased in 1996 relative to more recently issued mortgages as purchases by global investors, especially hedge funds, increased the demand for seasoned securities.

1997 STRATEGY

In keeping with the Fund's objective to provide investors with current income, while preserving capital, we will continue to manage the Fund to take advantage of changing market conditions. In 1997, we anticipate interest rates to move in a relatively limited range with the U.S. economy slowing down in the second half of the year. Given this environment, the Fund will maintain a neutral posture.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS
U.S. GOVERNMENT INCOME FUND COMPARED WITH THE LEHMAN BROTHERS
LONG-TERM GOVERNMENT BOND INDEX

The chart on the next page shows the performance of the Overland Express U.S. Government Income Fund compared with the Lehman Brothers Long-Term Government Bond Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 4.5% initial sales charge. The Lehman Brothers Long-Term Government Bond Index is comprised of publicly issued long-term government debt securities and has an average maturity of 23-25 years. Investors should note that the Fund is a professionally managed mutual fund, while the Index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the Index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes where indicated, the maximum 4.5% initial sales charge for class A shares; and for class D shares, the 1% contingent deferred sales charge (CDSC). Average annual total return represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since April 7, 1988, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  OVERLAND EXPRESS
                                                                         US             LEHMAN BROTHERS
                                                                 GOVERNMENT INCOME   LONG-TERM GOVERNMENT
                                                                    FUND CLASS A          BOND INDEX
Inception                                                                   $ 9,550               $ 10,000
Apr-88                                                                        9,550                  9,820
May-88                                                                        9,499                  9,689
Jun-88                                                                        9,716                 10,079
Jul-88                                                                        9,691                  9,877
Aug-88                                                                        9,696                  9,919
Sep-88                                                                        9,945                 10,291
Oct-88                                                                       10,085                 10,605
Nov-88                                                                        9,920                 10,367
Dec-88                                                                        9,860                 10,503
Jan-89                                                                       10,036                 10,727
Feb-89                                                                        9,960                 10,506
Mar-89                                                                        9,965                 10,619
Apr-89                                                                       10,146                 10,890
May-89                                                                       10,463                 11,293
Jun-89                                                                       10,772                 11,942
Jul-89                                                                       10,987                 12,224
Aug-89                                                                       10,800                 11,896
Sep-89                                                                       10,879                 11,931
Oct-89                                                                       11,174                 12,411
Nov-89                                                                       11,287                 12,526
Dec-89                                                                       11,321                 12,502
Jan-90                                                                       11,206                 12,047
Feb-90                                                                       11,257                 12,011
Mar-90                                                                       11,286                 11,959
Apr-90                                                                       11,169                 11,666
May-90                                                                       11,584                 12,214
Jun-90                                                                       11,755                 12,499
Jul-90                                                                       11,889                 12,616
Aug-90                                                                       11,567                 12,076
Sep-90                                                                       11,689                 12,215
Oct-90                                                                       11,893                 12,499
Nov-90                                                                       12,242                 13,026
Dec-90                                                                       12,473                 13,285
Jan-91                                                                       12,681                 13,445
Feb-91                                                                       12,744                 13,509
Mar-91                                                                       12,759                 13,562
Apr-91                                                                       12,910                 13,734
May-91                                                                       12,937                 13,723
Jun-91                                                                       12,865                 13,620
Jul-91                                                                       13,094                 13,834
Aug-91                                                                       13,491                 14,314
Sep-91                                                                       13,878                 14,766
Oct-91                                                                       13,893                 14,790
Nov-91                                                                       13,922                 14,870
Dec-91                                                                       14,728                 15,770
Jan-92                                                                       14,327                 15,274
Feb-92                                                                       14,357                 15,366
Mar-92                                                                       14,244                 15,202
Apr-92                                                                       14,240                 15,185
May-92                                                                       14,622                 15,616
Jun-92                                                                       14,812                 15,838
Jul-92                                                                       15,255                 16,500
Aug-92                                                                       15,370                 16,614
Sep-92                                                                       15,528                 16,865
Oct-92                                                                       15,275                 16,510
Nov-92                                                                       15,364                 16,586
Dec-92                                                                       15,650                 17,046
Jan-93                                                                       15,935                 17,532
Feb-93                                                                       16,236                 18,128
Mar-93                                                                       16,284                 18,171
Apr-93                                                                       16,377                 18,306
May-93                                                                       16,411                 18,366
Jun-93                                                                       16,841                 19,148
Jul-93                                                                       16,951                 19,470
Aug-93                                                                       17,355                 20,270
Sep-93                                                                       17,452                 20,337
Oct-93                                                                       17,502                 20,488
Nov-93                                                                       17,238                 19,957
Dec-93                                                                       17,319                 20,019
Jan-94                                                                       17,546                 20,497
Feb-94                                                                       17,196                 19,857
Mar-94                                                                       16,755                 18,792
Apr-94                                                                       16,602                 18,569
May-94                                                                       16,580                 18,440
Jun-94                                                                       16,491                 18,260
Jul-94                                                                       16,814                 18,884
Aug-94                                                                       16,807                 18,739
Sep-94                                                                       16,473                 18,147
Oct-94                                                                       16,387                 18,079
Nov-94                                                                       16,335                 18,193
Dec-94                                                                       16,486                 18,472
Jan-95                                                                       16,808                 18,952
Feb-95                                                                       17,184                 19,494
Mar-95                                                                       17,252                 19,663
Apr-95                                                                       17,493                 20,011
May-95                                                                       18,243                 21,554
Jun-95                                                                       18,470                 21,806
Jul-95                                                                       18,327                 21,452
Aug-95                                                                       18,569                 21,932
Sep-95                                                                       18,778                 22,340
Oct-95                                                                       19,072                 22,983
Nov-95                                                                       19,387                 23,552
Dec-95                                                                       19,671                 24,180
Jan-96                                                                       19,806                 24,173
Feb-96                                                                       19,148                 23,001
Mar-96                                                                       18,934                 22,547
Apr-96                                                                       18,716                 22,169
May-96                                                                       18,654                 22,053
Jun-96                                                                       18,840                 22,527
Jul-96                                                                       18,887                 22,539
Aug-96                                                                       18,880                 22,252
Sep-96                                                                       19,127                 22,873
Oct-96                                                                       19,549                 23,775
Nov-96                                                                       19,880                 24,573
Dec-96                                                                       19,650                 23,979

THE RETURN FOR CLASS D SHARES OF THE U.S. GOVERNMENT INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

 ...............................................................................
PERFORMANCE OF THE U.S. GOVERNMENT INCOME FUND AS OF 12/31/96

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN                    1 YR       3 YR       5 YR     SINCE 4/7/88 INCEPTION
 .............................................................................................................
With Maximum 4.5% Sales Charge                         -4.62%    2.72%      4.96%              8.03%
Without Sales Charge                                   -0.11%    4.30%      5.94%              8.60%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                              1 YR       3 YR     SINCE 7/1/93 INCEPTION
 ...............................................................................................................
With 1.0% Contingent Deferred Sales Charge                        -1.73%      3.60%              3.73%
Without Contingent Deferred Sales Charge                          -0.79%      3.60%              3.73%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR ASSUMED RESPONSIBILITY FOR OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME.

OVERLAND EXPRESS U.S. TREASURY MONEY MARKET FUND

The Overland Express U.S. Treasury Money Market Fund seeks to provide investors with a high level of current income while preserving capital and liquidity, by investing in United States Treasury bonds, notes and bills with short remaining terms.

The Fund generated relatively high, consistent yields throughout the year, providing a high degree of quality and liquidity. The Fund's seven-day simple yield as of December 31, 1996 was 4.32%. The Fund achieved its objective of maintaining principal stability at a $1.00 per share net asset value while providing competitive money market yields.

FUND REVIEW

In 1996, the Federal Reserve lowered the federal funds target rate by 0.25% in January from 5.50% to 5.25%. Nevertheless, short-term rates rose throughout the first half of the year. The Fund purchased securities in the 6-12 month range in July as the yield curve steepened. This turned out to be the high in yields for the year as the economy showed signs of slowing.

With the current U.S. economic expansion continuing and the stock market coming off another year of strong gains, money market funds in general could see cash inflows as a result of cautious investors moving money to a more stable asset class. Several regulatory changes permitting a broader use of money market funds may cause assets in money funds to grow in 1997.

1997 STRATEGY

The Federal Reserve is likely to leave federal funds target rate unchanged through the first quarter of 1997. We expect the next Federal Reserve move will be to raise interest rates. Tightness in the labor markets and relatively high capacity utilization in the manufacturing sector could trigger an increase in inflation. Given this environment, the Fund will continue to purchase securities in the 6-12 month range.

ALTHOUGH THE FUND SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE, THERE IS NO ASSURANCE THAT IT WILL MEET THIS OBJECTIVE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

ANNUALIZED YIELD IS FOR THE SEVEN-DAY PERIOD ENDED DECEMBER 31, 1996. YIELD REFLECTS FLUCTUATIONS IN INTEREST RATES ON PORTFOLIO INVESTMENTS AND FUND EXPENSES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND

PAUL SINGLE, SENIOR TAXABLE SPECIALIST /CO-PORTFOLIO MANAGER. MR. SINGLE HAS MANAGED TAXABLE BOND PORTFOLIOS FOR OVER A DECADE WITH SPECIFIC EXPERTISE IN MORTGAGE-BACKED SECURITIES. PRIOR TO JOINING WELLS FARGO BANK IN 1988, HE WAS A SENIOR PORTFOLIO MANAGER FOR BENHAM CAPITAL MANAGEMENT GROUP. MR. SINGLE RECEIVED HIS B.S. FROM SPRINGFIELD COLLEGE. HE HAS CO-MANAGED THE FUND SINCE ITS INCEPTION.

SCOTT SMITH, CO-PORTFOLIO MANAGER. MR. SMITH JOINED WELLS FARGO BANK IN 1988 AS A TAXABLE MONEY MARKET PORTFOLIO SPECIALIST. HIS EXPERIENCE INCLUDES A POSITION WITH A PRIVATE MONEY MANAGEMENT FIRM CONDUCTING MUTUAL FUND INVESTMENT OPERATIONS. MR. SMITH HOLDS A B.A. DEGREE FROM THE UNIVERSITY OF SAN DIEGO.

The Overland Express Variable Rate Government Fund seeks to provide investors with a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgages (ARMS ) issued or guaranteed by the U.S. government, its agencies and instrumentalities.

1996 ARMS MARKET

Prices on ARMS fell in response to 1996's rising interest-rate environment with many homeowners refinancing out of ARMS and into fixed-rate mortgages. As a result, we saw an increase in pre-payments on adjustable-rate mortgages. In response to this rising interest-rate environment and increase of pre-payments, the Fund's Class A shares posted a 4.41% return with the net asset value (NAV) fluctuating within a very narrow range of $9.20 to $9.40 throughout 1996.

FUND REVIEW

A number of changes were made to the Fund's portfolio throughout the course of the year. The Fund benefited from owning "seasoned" ARMS. Seasoned ARMS hold a lower risk of prepayment because they have already undergone a prepayment cycle. This helped stabilize the Fund's NAV toward the end of the year. A considerably low exposure to Cost of Funds Index (COFI) based ARMS also helped the Fund's performance. COFI based ARMS often have limited liquidity and perform poorly in a rising interest-rate environment.

1997 STRATEGY

In the coming year, we anticipate interest rates to move in a relatively limited range. We believe that the U.S. economy will slow down in the second half of the year. Consistent with our position to not take high price risk, we intend to keep the Fund in a neutral posture.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND COMPARED WITH THE LEHMAN BROTHERS ARM INDEX

The chart on the next page shows the performance of the Overland Express Variable Rate Government Fund compared with the Lehman Brothers U.S. Government ARM Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 3% initial sales charge. Investors should note that the Fund is a professionally managed mutual fund, while the Index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the Index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes where indicated, the maximum 3% initial sales charge for class A shares; and for class D shares, the 1% contingent deferred sales charge (CDSC). Average annual total return represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since November 1, 1990, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                 OVERLAND EXPRESS VARIABLE    LEHMAN BROTHERS US
                                                                 RATE GOVERNMENT FUND CLASS
                                                                             A               GOVERNMENT ARM INDEX
Inception                                                                           $ 9,700               $ 10,000
Nov-90                                                                                9,878                 10,086
Dec-90                                                                                9,967                 10,197
Jan-91                                                                               10,065                 10,291
Feb-91                                                                               10,184                 10,360
Mar-91                                                                               10,220                 10,432
Apr-91                                                                               10,271                 10,527
May-91                                                                               10,384                 10,587
Jun-91                                                                               10,395                 10,635
Jul-91                                                                               10,454                 10,719
Aug-91                                                                               10,533                 10,847
Sep-91                                                                               10,620                 10,947
Oct-91                                                                               10,675                 11,057
Nov-91                                                                               10,739                 11,163
Dec-91                                                                               10,825                 11,309
Jan-92                                                                               10,876                 11,381
Feb-92                                                                               10,916                 11,409
Mar-92                                                                               10,933                 11,364
Apr-92                                                                               10,993                 11,487
May-92                                                                               11,061                 11,590
Jun-92                                                                               11,128                 11,711
Jul-92                                                                               11,192                 11,762
Aug-92                                                                               11,245                 11,862
Sep-92                                                                               11,273                 11,927
Oct-92                                                                               11,232                 11,829
Nov-92                                                                               11,259                 11,846
Dec-92                                                                               11,282                 11,958
Jan-93                                                                               11,337                 12,080
Feb-93                                                                               11,413                 12,186
Mar-93                                                                               11,465                 12,241
Apr-93                                                                               11,508                 12,313
May-93                                                                               11,539                 12,343
Jun-93                                                                               11,628                 12,472
Jul-93                                                                               11,695                 12,530
Aug-93                                                                               11,759                 12,605
Sep-93                                                                               11,790                 12,607
Oct-93                                                                               11,797                 12,612
Nov-93                                                                               11,779                 12,578
Dec-93                                                                               11,831                 12,673
Jan-94                                                                               11,896                 12,758
Feb-94                                                                               11,876                 12,717
Mar-94                                                                               11,797                 12,616
Apr-94                                                                               11,729                 12,549
May-94                                                                               11,636                 12,539
Jun-94                                                                               11,852                 12,567
Jul-94                                                                               11,645                 12,644
Aug-94                                                                               11,677                 12,706
Sep-94                                                                               11,623                 12,654
Oct-94                                                                               11,586                 12,643
Nov-94                                                                               11,440                 12,608
Dec-94                                                                               11,380                 12,674
Jan-95                                                                               11,482                 12,884
Feb-95                                                                               11,587                 13,143
Mar-95                                                                               11,673                 13,206
Apr-95                                                                               11,739                 13,346
May-95                                                                               11,847                 13,562
Jun-95                                                                               11,871                 13,618
Jul-95                                                                               11,937                 13,867
Aug-95                                                                               11,994                 13,676
Sep-95                                                                               12,039                 13,773
Oct-95                                                                               12,108                 13,859
Nov-95                                                                               12,215                 13,977
Dec-95                                                                               12,255                 14,083
Jan-96                                                                               12,348                 14,181
Feb-96                                                                               12,335                 14,213
Mar-96                                                                               12,308                 14,238
Apr-96                                                                               12,332                 14,257
May-96                                                                               12,359                 14,298
Jun-96                                                                               12,440                 14,400
Jul-96                                                                               12,470                 14,470
Aug-96                                                                               12,527                 14,557
Sep-96                                                                               12,623                 14,669
Oct-96                                                                               12,672                 14,836
Nov-96                                                                               12,747                 14,979
Dec-96                                                                               12,796                 15,027

THE RETURN FOR CLASS D SHARES OF THE VARIABLE RATE GOVERNMENT FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

 ...............................................................................
PERFORMANCE OF VARIABLE RATE GOVERNMENT FUND AS OF 12/31/96

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN                     1 YR       3 YR       5 YR     SINCE 11/1/90 INCEPTION
 ..................................................................................................................
With Maximum 3.0% Sales Charge                          1.27%      1.61%      2.78%               4.08%
Without Sales Charge                                    4.41%      2.65%      3.40%               4.59%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                             1 YR       3 YR      SINCE 7/1/93 INCEPTION
 .................................................................................................................
With 1.0% Contingent Deferred Sales Charge                        2.97%      2.15%               2.22%
Without Contingent Deferred Sales Charge                          3.95%      2.15%               2.22%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR ASSUMED RESPONSIBILITY FOR OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME.

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - 77.48%
         1,967   3Com Corp+                                                   $    104,571    $    144,329
         9,130   Abbott Laboratories                                               387,045         463,348
             1   Acnielsen Corp                                                         15              14
         1,544   Advanced Micro Devices+                                            40,150          39,758
         1,799   Aetna Inc                                                         136,883         143,920
         1,238   Ahmanson (H F) & Co                                                29,956          40,235
         1,347   Air Products & Chemicals Inc                                       73,694          93,111
         5,943   Airtouch Communications+                                          155,112         150,061
           284   Alberto-Culver Co Class B                                           9,918          13,632
         2,933   Albertson's Inc                                                    92,383         104,488
         2,630   Alcan Aluminium Ltd                                                77,671          88,434
         1,548   Alco Standard Corp                                                 66,388          79,916
           460   Alexander & Alexander Services                                      9,624           7,993
         2,058   Allegheny Teledyne Inc                                             36,622          47,334
           813   Allergan Inc                                                       24,503          28,963
         3,273   Allied Signal Inc                                                 162,184         219,291
         5,196   Allstate Corp                                                     200,610         300,719
         2,242   Alltel Corp                                                        63,978          70,343
         2,006   Aluminum Co of America                                             97,906         127,883
           950   ALZA Corp+                                                         22,628          24,581
         1,295   Amdahl Corp+                                                       12,846          15,702
         1,109   Amerada Hess Corp                                                  58,891          64,183
         2,037   American Brands Inc                                                83,460         101,086
         2,203   American Electric Power Inc                                        81,161          90,598
         5,576   American Express Corp                                             219,592         315,044
         2,374   American General Corp                                              82,777          97,037
           941   American Greetings Corp Class A                                    26,942          26,701
         7,517   American Home Products Corp                                       335,228         440,684
         5,538   American International Group Inc                                  465,062         599,489
         1,723   American Stores Co                                                 50,654          70,428
         6,402   Ameritech Corp                                                    309,270         388,121
         3,108   Amgen Inc+                                                        126,944         168,998
         5,778   Amoco Corp                                                        393,560         465,129
         2,536   AMP Inc                                                            98,437          97,319
         1,033   AMR Corp+                                                          85,008          91,033

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           761   Andrew Corp+                                                 $     25,490    $     40,381
         5,891   Anheuser-Busch Inc                                                184,430         235,640
         1,225   Aon Corp                                                           69,093          76,103
         1,490   Apple Computer Inc+                                                49,262          31,104
         2,070   Applied Materials Inc+                                             71,648          74,391
         6,342   Archer-Daniels-Midland Co                                         112,260         139,524
         1,179   Armco Inc+                                                          7,091           4,863
           501   Armstrong World Industries Inc                                     29,221          34,820
           438   ASARCO Inc                                                         12,395          10,895
           740   Ashland Inc                                                        27,847          32,468
        18,976   AT & T Corp                                                       734,388         825,456
         1,836   Atlantic Richfield Corp                                           220,886         243,270
           495   Autodesk Inc                                                       17,503          13,860
         3,447   Automatic Data Processing                                         119,541         147,790
         1,198   Avery Dennison Corp                                                25,838          42,379
         1,534   Avon Products Inc                                                  58,191          87,630
         1,655   Baker Hughes Inc                                                   44,644          57,098
           306   Ball Corp                                                           9,103           7,956
         1,786   Baltimore Gas & Electric Co                                        45,858          47,776
         4,961   Banc One Corp                                                     169,308         213,323
         1,748   Bank of Boston Corp                                                86,889         112,309
         4,605   Bank of New York Inc                                              105,132         155,419
         4,200   BankAmerica Corp                                                  272,026         418,950
         1,001   Bankers Trust N Y Corp                                             72,920          86,336
           628   Bard (C R) Inc                                                     17,174          17,584
         2,328   Barnett Banks Inc                                                  68,940          95,739
         4,188   Barrick Gold Corp                                                 109,378         120,405
         2,564   Battle Mountain Gold Co                                            21,231          17,628
           633   Bausch & Lomb Inc                                                  25,303          22,155
         3,176   Baxter International Inc                                          106,607         130,216
         2,272   Bay Networks Inc+                                                  92,777          47,428
         1,470   Becton Dickinson & Co                                              42,350          63,761
         5,104   Bell Atlantic Corp                                                299,557         330,484
        11,632   BellSouth Corp                                                    394,444         469,642
           582   Bemis Co Inc                                                       17,798          21,461

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           595   Beneficial Corp                                              $     32,493    $     37,708
         1,273   Bethlehem Steel Corp+                                              18,809          11,457
         1,078   Beverly Enterprises+                                               13,577          13,745
         1,346   Biomet Inc                                                         19,786          20,358
         1,080   Black & Decker Corp                                                32,312          32,535
         1,179   Block (H & R) Inc                                                  44,175          34,191
         1,787   Boatmen's Bancshares Inc                                           82,405         115,262
         4,185   Boeing Co                                                         280,813         445,179
           604   Boise Cascade Corp                                                 20,276          19,177
         2,132   Boston Scientific Corp+                                            83,010         127,920
           320   Briggs & Stratton Corp                                             11,889          14,080
         5,816   Bristol-Myers Squibb Co                                           460,540         632,490
           782   Brown-Forman Corp Class B                                          29,473          35,777
         2,481   Browning-Ferris Industries Inc                                     78,720          65,126
         1,140   Brunswick Corp                                                     24,514          27,360
         1,802   Burlington Northern Santa Fe                                      122,782         155,648
         1,443   Burlington Resources Inc                                           62,536          72,691
         1,784   Cabletron Systems Inc+                                             57,732          59,318
           418   Caliber System Inc                                                 15,614           8,047
         2,784   Campbell Soup Co                                                  157,466         223,416
         1,745   Carolina Power & Light Co                                          54,706          63,693
           851   Case Corp                                                          39,771          46,380
         2,289   Caterpillar Inc                                                   137,525         172,247
           322   Centex Corp                                                        11,124          12,115
         2,503   Central & South West Corp                                          66,978          64,139
           861   Ceridian Corp+                                                     36,415          34,871
         1,100   Champion International Corp                                        44,230          47,575
         1,133   Charming Shoppes Inc+                                               8,042           5,736
         5,127   Chase Manhattan Bank                                              300,136         457,585
         7,630   Chevron Corp                                                      406,483         495,950
         8,561   Chrysler Corp                                                     224,613         282,513
         2,014   Chubb Corp                                                         93,084         108,253
           856   CIGNA Corp                                                         78,651         116,951
           478   Cincinnati Milacron Inc                                            11,274          10,456
         1,880   Cinergy Corp                                                       52,427          62,745

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         1,110   Circuit City Stores Inc                                      $     31,017    $     33,439
         7,610   Cisco Systems Inc+                                                298,714         484,186
         5,515   Citicorp                                                          404,373         568,045
           574   Clorox Co                                                          41,572          57,615
         1,238   Coastal Corp                                                       43,803          60,507
        29,120   Coca-Cola Co                                                    1,026,182       1,532,440
         2,032   Cognizant Corp                                                     64,978          67,056
         1,738   Colgate-Palmolive Co                                              131,269         160,331
           665   Columbia Gas System Inc                                            26,520          42,311
         7,899   Columbia HCA Healthcare Corp                                      250,079         321,884
         3,788   Comcast Corp Class A                                               65,348          67,474
         1,307   Comerica Inc                                                       57,243          68,454
         3,165   Compaq Computer Corp+                                             149,241         235,001
         4,302   Computer Associates International Inc                             160,180         214,025
           847   Computer Sciences Corp+                                            55,035          69,560
         2,851   ConAgra Inc                                                       106,977         141,837
           989   Conrail Inc                                                        73,744          98,529
         2,746   Consolidated Edison Co                                             82,112          80,321
           238   Consolidated Freightway Corp                                        1,499           2,108
         1,068   Consolidated Natural Gas Co                                        51,179          59,007
         1,301   Cooper Industries Inc                                              53,936          54,805
         1,001   Cooper Tire & Rubber Co                                            23,693          19,770
           421   Coors (Adolph) Co Class B                                           7,684           7,999
         2,591   CoreStates Financial Corp                                         111,885         134,408
         2,657   Corning Inc                                                        92,023         122,886
         1,719   CPC International Inc                                             110,329         133,223
           378   Crane Co                                                            9,050          10,962
         1,535   Crown Cork & Seal Co                                               73,080          83,466
         2,499   CSX Corp                                                          102,280         105,583
         4,646   CUC International Inc+                                            103,237         110,343
           459   Cummins Engine Co Inc                                              21,322          21,114
         1,199   CVS CORP                                                           42,568          49,609
         1,056   Cyprus Amax Minerals                                               27,504          24,684
         1,238   Dana Corp                                                          34,908          40,390
         1,787   Darden Restaurants Inc                                             18,556          15,636

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           407   Data General Corp+                                           $      5,006    $      5,902
         2,495   Dayton-Hudson Corp                                                 70,171          97,929
         1,876   Dean Witter Discover & Co                                          96,360         124,285
         3,047   Deere & Co                                                         97,629         123,784
         2,228   Dell Computer Corp+                                                86,677         118,363
           890   Delta Air Lines Inc                                                66,928          63,079
           945   Deluxe Corp                                                        30,627          30,949
         1,814   Digital Equipment Corp+                                            73,540          65,984
         1,288   Dillard Department Stores Inc Class A                              38,610          39,767
         7,898   Disney (Walt) Co                                                  510,756         549,898
         2,157   Dominion Resources Inc                                             85,202          83,045
         1,756   Donnelley (R R) & Sons Co                                          59,388          55,095
         1,276   Dover Corp                                                         51,311          64,119
         2,802   Dow Chemical Co                                                   203,447         219,607
         1,181   Dow Jones & Co Inc                                                 42,829          40,006
         2,069   Dresser Industries Inc                                             52,994          64,139
         1,411   DSC Communications Corp+                                           44,251          25,222
         1,669   DTE Energy Co                                                      51,001          54,034
         2,411   Duke Power Co                                                     102,738         111,509
         2,032   Dun & Bradstreet Corp                                              43,869          48,260
         6,565   DuPont (E I) de Nemours                                           472,467         619,572
           235   Eastern Enterprises                                                 7,153           8,313
           902   Eastman Chemical Co                                                50,787          49,836
         3,894   Eastman Kodak Co                                                  250,310         312,494
           890   Eaton Corp                                                         50,969          62,078
           778   Echlin Inc                                                         26,967          24,604
         1,677   Echo Bay Mines Ltd                                                 15,690          11,110
           804   Ecolab Inc                                                         22,953          30,251
         5,074   Edison International                                               93,257         100,846
           539   EG & G Inc                                                          9,471          10,847
         2,753   EMC Corp+                                                          65,642          91,193
         2,596   Emerson Electric Co                                               200,839         251,163
         1,704   Engelhard Corp                                                     36,753          32,589
         2,938   Enron Corp                                                        111,625         126,701
           796   Enserch Corp                                                       14,533          18,308

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         2,671   Entergy Corp                                                 $     74,602    $     74,120
        14,514   Exxon Corp                                                      1,110,779       1,422,372
         1,325   Federal Express Corp+                                              47,781          58,963
         2,065   Federal Home Loan Mortgage Corp                                   160,425         227,408
        12,837   Federal National Mortgage Assoc                                   349,400         478,178
         2,479   Federated Department Stores Inc+                                   73,030          84,596
         1,275   Fifth Third Bancorp                                                77,983          80,086
         1,544   First Bank System Inc                                              88,248         105,378
         3,761   First Chicago NBD Corp                                            142,744         202,154
         5,200   First Data Corp                                                   178,335         189,800
         3,286   First Union Corp                                                  173,997         243,164
         3,048   Fleet Financial Group Inc                                         122,991         152,019
           424   Fleetwood Enterprises Inc                                          10,646          11,660
           399   Fleming Co Inc                                                      9,040           6,883
         1,032   Fluor Corp                                                         58,803          64,758
           484   FMC Corp+                                                          34,234          33,941
        13,929   Ford Motor Co                                                     422,428         443,987
           459   Foster Wheeler Corp                                                16,898          17,040
         2,125   FPL Group Inc                                                      86,381          97,750
         2,271   Freeport McMoRan Copper & Gold Inc Class B                         64,403          67,846
           938   Fruit of the Loom Inc Class A+                                     27,429          35,527
         1,605   Gannett Co Inc                                                     99,050         120,174
         3,292   Gap Inc                                                            73,744          99,172
           698   General Dynamics Corp                                              39,596          49,209
        19,300   General Electric Co                                             1,346,793       1,908,296
         1,590   General Instrument Corp+                                           41,376          34,384
         1,817   General Mills Inc                                                  97,746         115,152
         8,890   General Motors Corp                                               444,147         495,618
           948   General Re Corp                                                   130,269         149,547
           624   General Signal Corp                                                23,739          26,676
         1,370   Genuine Parts Co                                                   56,364          60,965
         1,030   Georgia-Pacific Corp                                               78,355          74,160
           664   Giant Food Inc Class A                                             20,843          22,908
           368   Giddings & Lewis Inc                                                6,289           4,738
         5,180   Gillette Co                                                       258,691         402,745

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           661   Golden West Financial                                        $     32,796    $     41,726
           678   Goodrich (B F) Co                                                  20,764          27,459
         1,832   Goodyear Tire & Rubber Co                                          79,838          94,119
         1,445   GPU Inc                                                            44,965          48,588
         1,033   Grace W.R. & Co                                                    54,515          53,458
           650   Grainger (W W) Inc                                                 43,716          52,163
           433   Great Atlantic & Pacific Tea Co                                    11,723          13,802
           713   Great Lakes Chemical Corp                                          41,956          33,333
         1,665   Great Western Financial Corp                                       39,369          48,285
         1,652   Green Tree Financial Inc                                           59,387          63,809
        11,236   GTE Corp                                                          426,721         511,238
           853   Guidant Corp                                                       48,089          48,621
         1,433   Halliburton Co                                                     65,959          86,338
           839   Harcourt General Inc                                               35,596          38,699
           322   Harland (John H) Co                                                 8,007          10,626
           606   Harnischfeger Industries Inc                                       22,027          29,164
         1,219   Harrah's Entertainment Inc+                                        32,913          24,228
           416   Harris Corp                                                        22,023          28,548
         1,006   Hasbro Inc                                                         35,846          39,108
         4,302   Heinz (H J) Co                                                    132,091         153,797
           253   Helmerich & Payne Inc                                               8,956          13,188
         1,242   Hercules Inc                                                       59,267          53,717
         1,784   Hershey Foods Corp                                                 59,841          78,050
        11,867   Hewlett Packard Co                                                453,141         596,317
         1,483   HFS Inc+                                                           98,621          88,609
         2,956   Hilton Hotels Corp                                                 60,211          77,226
         5,654   Home Depot Inc                                                    255,286         283,407
         1,622   Homestake Mining Co                                                27,305          23,114
         1,511   Honeywell Inc                                                      70,959          99,348
         1,088   Household International Inc                                        68,653         100,368
         2,763   Houston Industries Inc                                             58,734          62,513
         1,900   Humana Inc+                                                        48,514          36,338
         1,439   Illinois Tool Works Inc                                            84,178         114,940
         2,023   Inco Ltd                                                           58,892          64,483
         1,242   Ingersoll-Rand Co                                                  48,643          55,269

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           578   Inland Steel Industries Inc                                  $     15,684    $     11,560
         9,612   Intel Corp                                                        667,240       1,258,571
           495   Intergraph Corp+                                                    5,426           5,074
         6,077   International Business Machines Corp                              641,962         917,627
         1,334   International Flavors & Fragrances                                 61,315          60,030
         3,531   International Paper Co                                            132,790         142,564
           952   Interpublic Group Cos Inc                                          38,487          45,220
         1,380   ITT Corp+                                                          64,384          59,858
         1,380   ITT Hartford Group Inc                                             68,692          93,150
         1,380   ITT Industries Inc                                                 28,941          33,810
         1,043   James River Corp                                                   26,935          34,549
           797   Jefferson-Pilot Corp                                               34,984          45,130
        15,555   Johnson & Johnson                                                 594,619         773,861
           451   Johnson Controls Inc                                               31,110          37,377
           437   Jostens Inc                                                         9,106           9,232
         5,748   K Mart Corp                                                        86,285          59,636
           447   Kaufman & Broad Home Corp                                           6,356           5,755
         2,443   Kellogg Co                                                        158,710         160,322
           545   Kerr-McGee Corp                                                    31,916          39,240
         2,631   KeyCorp                                                            93,907         132,866
         3,348   Kimberly-Clark Corp                                               219,253         318,897
           413   King World Productions+                                            16,448          15,229
         1,062   Knight-Ridder Inc                                                  32,720          40,622
         1,437   Kroger Co+                                                         47,493          66,821
         3,655   Laidlaw Inc Class B                                                36,029          42,033
         6,476   Lilly (Eli) & Co                                                  311,685         472,748
         3,160   Limited Inc                                                        61,922          58,065
         1,179   Lincoln National Corp                                              54,745          61,898
           818   Liz Claiborne Inc                                                  23,027          31,595
         2,300   Lockheed Martin Corp                                              156,102         210,450
         1,333   Loews Corp                                                         86,905         125,635
           237   Longs Drug Stores Corp                                              8,827          11,643
           446   Louisiana Land & Exploration Co                                    21,787          23,917
         1,221   Louisiana-Pacific Corp                                             34,616          25,794
         2,070   Lowe's Co Inc                                                      68,026          73,485

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         1,550   LSI Logic Corp+                                              $     53,795    $     41,463
           297   Luby's Cafeterias Inc                                               6,654           5,903
         7,504   Lucent Technologies Inc                                           363,729         347,060
           880   Mallinckrodt Inc                                                   32,135          38,830
           729   Manor Care Inc                                                     13,566          19,683
         1,551   Marriott International                                             59,783          85,693
           813   Marsh & McLennan Companies Inc                                     71,768          84,552
         1,848   Masco Corp                                                         57,370          66,528
         3,147   Mattel Inc                                                         70,762          87,329
         2,993   May Department Stores Co                                          116,620         139,923
         1,189   Maytag Corp                                                        20,738          23,483
           504   MBIA Inc                                                           52,112          51,030
         2,639   MBNA Corp                                                          66,748         109,519
           594   McDermott International Inc                                        14,662           9,875
         8,151   McDonald's Corp                                                   315,960         368,833
         2,462   McDonnell Douglas Corp                                             81,558         157,568
         1,170   McGraw-Hill Inc                                                    48,337          53,966
         8,010   MCI Communications                                                194,631         261,827
           635   Mead Corp                                                          33,428          36,909
         2,796   Medtronic Inc                                                     128,981         190,128
         1,495   Mellon Bank Corp                                                   75,634         106,145
           393   Mercantile Stores Co Inc                                           17,729          19,404
        14,086   Merck & Co Inc                                                    779,668       1,116,316
           332   Meredith Corp                                                      10,306          17,513
         1,958   Merrill Lynch & Co Inc                                            110,121         159,577
           659   MGIC Investment Corp                                               43,073          50,084
         2,404   Micron Technology Inc                                              89,356          70,017
        14,122   Microsoft Corp+                                                   678,739       1,166,830
           464   Millipore Corp                                                     15,929          19,198
         4,890   Minnesota Mining & Manufacturing Co                               308,686         405,259
         4,607   Mobil Corp                                                        470,424         563,206
         6,849   Monsanto Co                                                       150,852         266,255
         1,201   Moore Corp Ltd                                                     24,651          24,470
         2,225   Morgan (J P) & Co Inc                                             169,599         217,216
         1,836   Morgan Stanley Group                                               94,763         104,882

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         1,640   Morton International Inc                                     $     55,585    $     66,830
         6,930   Motorola Inc                                                      392,733         425,329
           106   NACCO Industries Inc Class A                                        5,158           5,671
           752   Nalco Chemical Co                                                  27,066          27,166
         2,553   National City Corp                                                 92,646         114,566
         1,621   National Semiconductor+                                            35,786          39,512
           545   National Service Industries Inc                                    15,589          20,369
         3,358   NationsBank                                                       232,996         328,245
           843   Navistar International+                                            13,088           7,692
         1,092   New York Times Co Class A                                          30,878          41,496
         1,902   Newell Co                                                          48,087          59,913
         1,199   Newmont Mining Corp                                                52,472          53,655
         1,646   Niagara Mohawk Power Corp+                                         24,786          16,254
           543   NICOR Inc                                                          16,130          19,412
         3,420   Nike Inc Class B                                                  104,321         204,345
         1,710   NorAm Energy Corp                                                  16,195          26,291
           943   Nordstrom Inc                                                      36,342          33,418
         1,450   Norfolk Southern Corp                                             106,054         126,875
           858   Northern States Power Co                                           40,027          39,361
         3,059   Northern Telecom Ltd                                              132,306         189,276
           726   Northrop Grumman Corp                                              46,859          60,077
         4,296   Norwest Corp                                                      144,436         186,876
         4,121   Novell Inc+                                                        73,319          39,021
           998   Nucor Corp                                                         49,953          50,898
         5,195   NYNEX Corp                                                        225,817         250,009
         3,768   Occidental Petroleum Corp                                          83,752          88,077
         1,805   Ohio Edison Co                                                     39,690          41,064
           275   ONEOK Inc                                                           5,881           8,250
         7,661   Oracle Systems Corp+                                              223,378         319,847
         1,155   Oryx Energy Co+                                                    19,535          28,586
           573   Owens Corning Fiberglass Corp                                      23,309          24,424
           507   PACCAR Inc                                                         28,166          34,476
         1,043   Pacific Enterprises                                                27,881          31,681
         4,848   Pacific Gas & Electric Co                                         134,808         101,808
         4,991   Pacific Telesis Group                                             159,968         183,419

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         3,480   PacifiCorp                                                   $     68,725    $     71,340
         1,351   Pall Corp                                                          31,478          34,451
         1,823   Panenergy Corp                                                     52,564          82,035
           860   Parker Hannifin Corp                                               30,023          33,325
         2,586   PECO Energy Co                                                     70,568          65,297
         2,718   Penney (J C) Co Inc                                               130,658         132,503
           511   Pennzoil Co                                                        25,724          28,872
           377   Peoples Energy Corp                                                11,597          12,771
           788   Pep Boys-Manny Moe & Jack                                          24,661          24,231
        18,194   Pepsico Inc                                                       444,867         532,175
           558   Perkin-Elmer Corp                                                  23,783          32,852
         7,586   Pfizer Inc                                                        431,295         628,690
         5,976   Pharmacia and Upjohn Inc                                          216,803         236,799
           781   Phelps Dodge Corp                                                  44,195          52,718
         9,567   Philip Morris Co Inc                                              749,271       1,077,483
         3,120   Phillips Petroleum Co                                             115,195         138,060
           930   Pioneer Hi Bred International Inc                                  47,700          65,100
         1,711   Pitney Bowes Inc                                                   76,749          93,250
         2,785   Placer Dome Inc                                                    67,369          60,574
         3,960   PNC Bank Corp                                                     127,317         148,995
           502   Polaroid Corp                                                      18,492          21,837
           298   Potlatch Corp                                                      12,785          12,814
         1,892   PP & L Resources Inc                                               47,566          43,516
         2,191   PPG Industries Inc                                                 94,731         122,970
         1,852   Praxair Inc                                                        58,729          85,424
         2,282   Price/Costco Inc+                                                  40,301          57,335
         7,992   Procter & Gamble Co                                               645,145         859,140
         1,143   Providian Corp                                                     47,593          58,722
         2,813   Public Services Enterprise Group                                   81,185          76,654
           322   Pulte Corp                                                          9,670           9,902
         1,553   Quaker Oats Co                                                     54,956          59,208
         1,272   Ralston-Purina Group                                               72,495          93,333
           566   Raychem Corp                                                       34,171          45,351
         2,784   Raytheon Co                                                       111,340         133,980
           644   Reebok International Ltd                                           22,666          27,048

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           616   Republic New York Corp                                       $     40,033    $     50,281
           778   Reynolds Metals Co                                                 41,498          43,860
         1,330   Rite Aid Corp                                                      41,754          52,868
         2,577   Rockwell International Corp (New)                                 115,455         156,875
           748   Rohm & Haas Co                                                     47,040          61,056
         1,045   Rowan Co Inc+                                                      13,473          23,643
         6,292   Royal Dutch Petroleum Co                                          850,161       1,074,359
         1,747   Rubbermaid Inc                                                     49,604          39,744
           408   Russell Corp                                                       11,721          12,138
           529   Ryan's Family Steak House+                                          3,976           3,637
         1,006   Ryder System Inc                                                   26,091          28,294
         1,515   SAFECO Corp                                                        49,924          59,748
           617   Safety-Kleen Corp                                                   9,995          10,103
         1,212   Salomon Inc                                                        50,682          57,116
           976   Santa Fe Energy Resources Inc+                                     10,613          13,542
         1,468   Santa Fe Pacific Gold Corp                                         19,572          22,571
         5,704   Sara Lee Corp                                                     175,293         212,474
         7,053   SBC Communication Inc                                             330,114         364,993
         4,288   Schering-Plough Corp                                              208,418         277,648
         2,838   Schlumberger Ltd                                                  213,567         283,445
           882   Scientific-Atlanta Inc                                             16,655          13,230
         2,934   Seagate Technology Inc+                                            92,775         115,893
         4,392   Seagram Co Ltd                                                    139,620         170,190
         4,562   Sears Roebuck & Co                                                162,851         210,422
         2,820   Service Corp International                                         57,500          78,960
           266   Shared Medical System Corp                                          9,083          13,101
         1,022   Sherwin Williams Co                                                42,584          57,232
           460   Shoney's Inc+                                                       5,686           3,220
           547   Sigma-Aldrich Corp                                                 25,695          34,153
         2,020   Silicon Graphics Inc+                                              63,420          51,510
           696   Snap-On Inc                                                        19,508          24,795
         1,058   Sonat Inc                                                          39,546          54,487
         7,935   Southern Co                                                       172,017         179,529
         1,681   Southwest Airlines Co                                              40,338          37,192
           210   Springs Industries Inc Class A                                      8,472           9,030

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         5,058   Sprint Corp                                                  $    172,038    $    201,688
           940   St Jude Medical Inc+                                               31,960          40,068
           960   St Paul Co Inc                                                     47,752          56,280
         1,096   Stanley Works                                                      25,583          29,592
         1,070   Stone Container Corp                                               18,979          15,916
           528   Stride Rite Corp                                                    6,491           5,280
           813   Sun Co Inc                                                         23,881          19,817
         4,320   Sun Microsystems Inc+                                              66,011         110,970
         2,665   SunTrust Banks Inc                                                 88,319         131,251
           772   Supervalu Inc                                                      22,756          21,906
         2,103   Sysco Corp                                                         64,135          68,610
         1,341   Tandem Computers Inc+                                              18,052          18,439
           716   Tandy Corp                                                         32,908          31,504
           388   Tektronix Inc                                                      15,762          19,885
         7,688   Tele-Communication Inc Class A+                                   109,937         100,425
         2,071   Tellabs Inc+                                                       58,808          77,921
           622   Temple-Inland Inc                                                  30,027          33,666
         2,536   Tenet Healthcare Corp+                                             46,684          55,475
         1,955   Tenneco                                                            80,715          88,219
         3,078   Texaco Inc                                                        240,027         302,029
         2,245   Texas Instruments Inc                                             115,586         143,119
         2,644   Texas Utilities Co                                                101,732         107,743
           971   Textron Inc                                                        63,898          91,517
           631   Thomas & Betts Corp                                                23,536          28,001
         6,646   Time Warner Inc                                                   265,937         249,225
         1,173   Times Mirror Co Class A                                            34,187          58,357
           354   Timken Co                                                          13,757          16,240
           909   TJX Companies Inc                                                  24,007          43,064
           790   Torchmark Corp                                                     35,018          39,895
         3,272   Toys R Us Inc+                                                    104,087          98,160
           765   Transamerica Corp                                                  48,623          60,435
         7,478   Travelers Group Inc                                               212,540         339,308
           725   Tribune Co                                                         46,759          57,184
           327   Trinova Corp                                                       10,615          11,895
         1,508   TRW Inc                                                            63,076          74,646

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           695   Tupperware Corp+                                             $     26,404    $     37,269
         1,804   Tyco International Ltd                                             61,365          95,387
         1,783   U.S. Bancorp                                                       64,386          80,124
           373   U.S. Life Corp                                                     10,036          12,402
         5,632   U.S. West Inc                                                     151,746         181,632
         7,337   U.S. West Media Group+                                            131,592         135,735
         2,517   Unicom Corp                                                        68,444          68,274
         1,920   Unilever NV                                                       260,654         336,480
           773   Union Camp Corp                                                    39,044          36,911
         1,528   Union Carbide Corp                                                 49,826          62,457
         1,233   Union Electric Co                                                  47,472          47,471
         2,858   Union Pacific Corp                                                128,024         171,837
         2,958   Union Pacific Resources Group Inc                                  76,135          86,522
         1,962   Unisys Corp+                                                       19,291          13,244
         2,169   United Healthcare Corp                                             95,921          97,605
           722   United States Surgical                                             20,341          28,429
         2,814   United Technologies Corp                                          130,313         185,724
         2,958   Unocal Corp                                                        94,963         120,169
           905   UNUM Corp                                                          50,312          65,386
           787   USAir Group Inc+                                                   11,041          18,396
         1,398   USF & G Corp                                                       23,623          29,183
         2,182   UST Inc                                                            65,391          70,642
         3,407   USX - Marathon Group                                               67,675          81,342
         1,045   USX - US Steel Group                                               33,783          32,787
           700   VF Corp                                                            40,331          47,250
         4,109   Viacom Inc Class B+                                               175,816         143,301
         1,924   Wachovia Corp                                                      82,411         108,706
        26,900   Wal Mart Stores Inc                                               673,221         615,338
         2,894   Walgreen Co                                                        80,757         115,760
         3,131   Warner Lambert Co                                                 152,982         234,825
         1,087   Wells Fargo & Co                                                  182,438         293,218
         1,530   Wendy's International Inc                                          28,277          31,365
           669   Western Atlas Inc+                                                 36,707          47,415
         5,030   Westinghouse Electric Corp                                         82,713          99,971
         1,236   Westvaco Corp                                                      33,778          35,535

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         2,287   Weyerhaeuser Co                                              $     99,761    $    108,347
           845   Whirlpool Corp                                                     44,069          39,398
         1,170   Whitman Corp                                                       22,604          26,764
           641   Willamette Industries Inc                                          43,515          44,630
         1,815   Williams Co Inc                                                    48,408          68,063
         1,747   Winn-Dixie Stores Inc                                              53,230          55,249
         5,724   WMX Technologies Inc                                              171,374         186,746
         1,591   Woolworth Corp+                                                    31,339          34,803
         4,972   WorldCom Inc+                                                     116,504         129,583
         1,076   Worthington Industries Inc                                         21,045          19,503
         1,368   Wrigley (Wm) Jr Co                                                 67,595          76,950
         3,782   Xerox Corp                                                        150,096         198,988
                                                                              ------------    ------------
                 TOTAL COMMON STOCKS                                          $ 52,629,863    $ 65,867,969

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST     MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE               VALUE
U.S. TREASURY SECURITIES - 19.27%
$    3,550,000   U.S. Treasury Bonds                                  7.50 %      11/15/24    $  3,881,705
     2,500,000   U.S. Treasury Bonds                                  7.63        11/15/22       2,758,595
       180,000   U.S. Treasury Bonds                                  8.00        11/15/21         206,325
     4,000,000   U.S. Treasury Bonds                                  8.13        05/15/21       4,640,000
     1,150,000   U.S. Treasury Bonds                                  8.88        08/15/17       1,419,531
     2,800,000   U.S. Treasury Bonds                                  8.88        02/15/19       3,472,000
                                                                                              ------------
                 TOTAL U.S. TREASURY SECURITIES                                               $ 16,378,156
                 (Cost $15,944,164)

SHORT-TERM INSTRUMENTS - 3.67%
$       93,000   U.S. Treasury Bills                                  4.98 %F     01/02/97    $     92,975
        13,000   U.S. Treasury Bills                                  5.11 F      01/16/97          12,972
        29,000   U.S. Treasury Bills                                  5.12 F      01/23/97          28,910
       107,000   U.S. Treasury Bills                                  5.12 F      01/30/97         106,568
        30,000   U.S. Treasury Bills                                  5.17 F      02/06/97          29,850
         2,000   U.S. Treasury Bills                                  5.17 F      02/13/97           1,989
     1,555,000   U.S. Treasury Bills                                  5.18 F      02/20/97       1,544,581
       698,000   U.S. Treasury Bills                                  5.19 F      03/13/97         691,227
       619,000   U.S. Treasury Bills                                  5.20 F      03/06/97         613,616
                                                                                              ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                 $  3,122,688
                 (Cost $3,122,460)

ASSET ALLOCATION FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $71,696,487)* (Notes 1 and 3)                    100.42 %              $ 85,368,813
                 Other Assets and Liabilities, Net                       (0.42 )                  (361,037)
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 85,007,776
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 +   NON-INCOME EARNING SECURITIES.
 F   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $14,998,148
Gross Unrealized Depreciation    (1,325,822)
                                -----------
NET UNREALIZED APPRECIATION     $13,672,326
                                -----------
                                -----------

The accompanying notes are an integral part of these financial statements.

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - 95.05%
$    1,000,000   ABAG Finance Authority for Nonprofit Corp CA
                 State Insured                                        7.10 %      12/01/20    $  1,056,910
     1,000,000   ABAG Finance Authority for Nonprofit Corp
                 Stanford University Hospital MBIA Insured            5.25        11/01/20         945,390
     1,000,000   Alameda CA USD AMBAC Insured                         6.05        07/01/11       1,040,830
     1,000,000   Alameda County CA Water District Revenue COP
                 Water System Project MBIA Insured                    6.20        06/01/13       1,038,220
     3,550,000   California State DWR Central Valley Project
                 Revenue Series L                                     5.75        12/01/14       3,559,976
     2,000,000   California State EDFA Revenue Chapman College
                 Refunding Pending                                    7.30        01/01/02       2,152,820
     1,000,000   California State EDFA Revenue Claremont College
                 Pooled Facilities                                    6.38        05/01/22       1,025,290
       350,000   California State EDFA Revenue Loyola Marymount
                 University                                           6.00        10/01/14         354,841
       710,000   California State EDFA Revenue Loyola Marymount
                 University Series B                                  6.55        10/01/12         759,878
     1,200,000   California State EDFA Revenue University of San
                 Diego Project                                        6.50        10/01/08       1,294,380
     1,355,000   California State GO AMBAC Insured                    5.75        03/01/15       1,367,723
       450,000   California State HFA Home Mortgage Revenue AMT
                 Series B Multiple Credit Enhancements                8.00        08/01/29         469,773
     1,340,000   California State HFA Home Mortgage Revenue AMT
                 Series D Multiple Credit Enhancements                7.75        08/01/10       1,419,542
       305,000   California State HFA Home Mortgage Revenue AMT
                 Series G Multiple Credit Enhancements                8.15        08/01/19         314,760
     1,535,000   California State HFA Home Mortgage Revenue
                 Series A Multiple Credit Enhancements                7.35        08/01/11       1,621,620
       405,000   California State HFA Home Mortgage Revenue
                 Series B Multiple Credit Enhancements                7.25        08/01/10         425,133

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$      120,000   California State HFA Home Mortgage Revenue
                 Series F Multiple Credit Enhancements                7.75 %      08/01/08    $    122,945
       140,000   California State HFA Insured Housing Revenue
                 AMT Series C MBIA Insured                            7.00        08/01/23         146,380
     1,575,000   California State HFA Multi-Unit Rental Housing
                 Revenue Series A AMT                                 5.50        08/01/15       1,475,129
     1,000,000   California State HFFA Episcopal Homes
                 Foundation Project State Insured                     7.75        07/01/18       1,024,150
       400,000   California State HFFA Episcopal Homes
                 Foundation Project State Insured                     7.85        07/01/15         409,848
     1,000,000   California State HFFA Gould Medical Foundation
                 Escrowed to Maturity                                 7.25        04/01/10       1,095,360
     1,250,000   California State HFFA Gould Medical Foundation
                 Escrowed to Maturity                                 7.30        04/01/20       1,377,825
     2,000,000   California State HFFA Revenue Catholic
                 Healthcare West AMBAC Insured                        5.75        07/01/15       1,995,220
     1,000,000   California State HFFA Revenue Insured Health
                 Facilities Valleycare Series State Insured           6.50        05/01/05       1,075,060
     1,750,000   California State HFFA Revenue Small Insured
                 Health Facilities Series A                           6.75        03/01/20       1,836,520
     1,000,000   California State HFFA San Diego Hospital
                 Association MBIA Insured                             6.20        08/01/12       1,040,930
     1,000,000   California State Maritime Infrastructure
                 Authority Revenue Port of San Diego Project
                 AMBAC Insured                                        5.25        11/01/15         951,560
     1,000,000   California State PCFA Resource Recovery Revenue
                 Waste Management AMT Series A                        7.15        02/01/11       1,085,000
     1,000,000   California State PCFA San Diego Gas & Electric
                 Co AMT                                               6.80        06/01/15       1,129,190
       125,000   California State Public Capital Improvements FA
                 Revenue Joint Powers Agency Pooled Projects
                 Series                                               8.25        03/01/98         129,071
     1,000,000   California State Public Works Board Lease
                 Revenue University Of California Project Series
                 A AMBAC Insured                                      6.30        12/01/09       1,078,840

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,500,000   California State Public Works Board Lease
                 Revenue University Of California Project Series
                 B MBIA Insured                                       5.38 %      12/01/19    $  1,443,540
     1,590,000   California Statewide CDA Motion Picture and
                 Television Development AMBAC Insured                 5.25        01/01/13       1,544,431
     1,500,000   California Statewide CDA Motion Picture and
                 Television Development AMBAC Insured                 5.25        01/01/14       1,455,435
     1,500,000   California Statewide CDA Revenue COP Hospital
                 Cedars Sinai Medical Center                          6.50        08/01/12       1,625,415
     1,250,000   Calleguas-Las Virgines CA PFA Calleguas MUD
                 FGIC Insured                                         5.13        07/01/21       1,160,388
     1,100,000   Capistrano CA Unified PFA Special Tax Revenue
                 AMBAC Insured                                        5.25        09/01/09       1,097,250
     3,840,000   Cathedral City CA PFA RevenueTax Allocation
                 Redevelopment Projects Series A MBIA Insured         5.25        08/01/13       3,727,450
     1,000,000   Cerritos CA PFA Redevelopment Los Cerritos
                 Redevelopment Project Revenue AMBAC Insured          5.75        11/01/22       1,008,290
       570,000   Chula Vista CA COP Town Centre II Package
                 Project RDA                                          6.00        09/01/11         580,009
     2,000,000   Concord CA RDA Tax Allocation AMBAC Insured          5.25        07/01/19       1,893,900
     1,200,000   Contra Costa County CA COP Public Facilities
                 Merrithew Memorial Hospital Replacement              6.60        11/01/12       1,266,576
       500,000   Contra Costa County CA COP Public Facilities
                 Merrithew Memorial Hospital Replacement              6.63        11/01/22         525,295
       270,000   Contra Costa County CA Home Mortgage Revenue
                 AMT Escrowed to Maturity                             7.75        05/01/22         336,952
       755,000   Contra Costa County CA Transportation Authority
                 Sales Tax Revenue Series A Escrowed to Maturity      6.50        03/01/09         837,990

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    4,000,000   Contra Costa County CA Transportation Authority
                 Sales Tax Revenue Series A FGIC Insured              5.50 %      03/01/08    $  4,097,640
     3,655,000   Contra Costa County CA Water District Water
                 Revenue Series G MBIA Insured                        5.75        10/01/14       3,728,100
     1,500,000   Cupertino CA Series A AMBAC Insured                  5.75        07/01/16       1,519,950
     2,000,000   East Bay CA MUD Wastewater Treatment Revenue
                 FGIC Insured                                         5.00        06/01/16       1,876,740
     2,000,000   East Bay CA MUD Wastewater Treatment Revenue
                 MBIA Insured                                         5.00        06/01/14       1,894,880
     2,675,000   East Bay CA MUD Water System Revenue MBIA
                 Insured                                              6.00        06/01/12       2,758,487
     2,000,000   East Bay CA Regional Park District Series B          5.75        09/01/13       2,009,580
       500,000   Eastern Municipal Water District CA Water &
                 Sewer Revenue Certificates FGIC Insured              6.30        07/01/20         518,795
     1,000,000   Emeryville CA PFA Housing Increment Revenue
                 Series A                                             6.35        05/01/10       1,038,100
     1,725,000   Escondido CA PFA Lease Revenue Center for the
                 Arts AMBAC Insured                                   5.80        09/01/09       1,797,933
     2,000,000   Escondido CA PFA Lease Revenue Center for the
                 Arts AMBAC Insured                                   6.00        09/01/18       2,067,340
     1,410,000   Fairfield CA PFA CGIC Insured                        5.20        08/01/08       1,406,954
     3,000,000   Fontana CA USD Convertible Series C FGIC
                 Insured                                              5.95 F      05/01/20       2,986,170
     1,800,000   Fresno CA Conference Center                          5.00        04/01/13       1,709,190
     1,000,000   Fresno CA COP Street Improvement Project             6.63        12/01/11       1,062,500
     1,000,000   Fresno CA Sewer Revenue Series A MBIA Insured        5.00        09/01/15         945,270
     2,000,000   Fresno CA USD Series A MBIA Insured                  5.70        08/01/15       2,029,900
     1,250,000   Fresno County CA Solid Waste Revenue American
                 Avenue Landfill Project MBIA Insured                 5.75        05/15/14       1,266,838
     1,650,000   Haywood CA Certificates Participation Civic
                 Center Project MBIA Insured                          5.50        08/01/17       1,625,250
     2,800,000   Huntington Beach CA PFA Revenue Bond                 7.00        08/01/10       2,829,008

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,000,000   Indian Wells CA Redevelopment Agency Tax
                 Allocation MBIA Insured                              5.38 %      12/01/15    $    982,960
       500,000   Industry CA Urban Development Agency                 6.70        11/01/03         539,640
     1,080,000   Industry CA Urban Development Agency                 6.85        11/01/04       1,169,100
       500,000   Industry CA Urban Development Agency Project 3       6.60        11/01/02         539,290
     1,000,000   Industry CA Urban Development Agency Tax
                 Allocation MBIA Insured                              5.80        05/01/09       1,032,420
     1,500,000   Inglewood CA COP Civic Center Improvement
                 Project PFA                                          7.00        08/01/19       1,601,220
     1,000,000   Long Beach CA Finance Authority Revenue AMBAC
                 Insured                                              6.00        11/01/17       1,078,360
     2,900,000   Los Angeles CA Airport Revenue Series A FGIC
                 Insured                                              5.50        05/15/08       2,986,246
     1,000,000   Los Angeles CA Community College District COP
                 Series A CGIC Insured                                6.00        08/15/08       1,059,200
     2,000,000   Los Angeles CA DW&P Electric Plant Revenue           5.38        09/01/23       1,887,980
     2,775,000   Los Angeles CA Harbor Revenue Series B AMT           6.50        08/01/13       2,939,558
       110,000   Los Angeles CA SFMR Series A AMT Multiple
                 Credit Enhancements                                  7.55        12/01/23         114,095
     1,950,000   Los Angeles CA Unified School District
                 Certificates Participation Multiple Properties
                 Project Series A FSA Insured                         5.50        10/01/16       1,920,750
     3,250,000   Los Angeles CA Wastewater System Revenue Series
                 A                                                    5.70        06/01/20       3,241,550
     1,000,000   Los Angeles County CA Metro Transportation
                 Authority Sales Tax Revenue Series B
                 AMBACInsured                                         4.75        07/01/18         881,250
     4,000,000   Los Angeles County CA Metropolitan
                 Transportation Authority Sales Tax Revenue
                 Series A AMBAC Insured                               5.50        07/01/17       3,941,760
     1,000,000   Los Angeles County CA Transportation Commission
                 Sales Tax Revenue Series B                           5.75        07/01/18         987,800
       480,000   Los Angeles County CA Transportation Commission
                 Sales Tax Revenue Series B FGIC Insured              6.50        07/01/15         510,509

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,000,000   Menlo Park CA CDA Tax Allocation Revenue MBIA
                 Insured                                              5.38 %      06/01/16    $    977,500
     2,000,000   Mid Peninsula CA Regional Open Space District
                 Promissory Notes                                     7.00        09/01/14       2,167,260
     1,835,000   Mountain View CA Shoreline Regional Park
                 Community Tax Allocation MBIA Insured                5.50        08/01/13       1,830,413
     1,450,000   Nevada County CA Solid Waste Revenue                 6.50        10/01/06       1,557,199
       345,000   Nevada County CA Solid Waste Revenue                 7.00        06/01/98         350,751
       345,000   Nevada County CA Solid Waste Revenue                 7.10        06/01/99         353,811
     1,000,000   Nevada County CA Solid Waste Revenue                 7.50        06/01/21       1,022,030
     1,035,000   Northridge CA Water District AMBAC Insured           5.40        02/01/11       1,036,604
     1,105,000   Northridge CA Water District Revenue AMBAC
                 Insured                                              5.25        02/01/18       1,061,353
     1,000,000   Nuview CA USD COP                                    7.25        02/01/16       1,044,100
     1,500,000   Ontario CA RDFA Revenue Project One MBIA
                 Insured                                              6.00        08/01/15       1,515,045
     1,000,000   Orange County CA Water District Series A             5.50        08/15/10         991,760
     2,400,000   Pittsburg CA RDFA Tax Allocation Los Medanos
                 Community Project FGIC Insured                       5.50        08/01/07       2,470,224
     1,500,000   Pittsburg CA RDFA Tax Allocation Los Medanos
                 Community Project Series 90-1                        7.40        08/15/20       1,602,405
     1,000,000   Port of Oakland CA Special Facilities Revenue
                 Mitsui OSK Lines Limited Series A AMT LOC -
                 Industrial Bank of Japan Ltd                         6.70        01/01/07       1,067,520
     1,000,000   Rancho Cucamonga CA RDFA Tax Allocation MBIA
                 Insured                                              5.50        09/01/23         976,780
     1,100,000   Richmond CA Joint Powers Financing Authority
                 Lease and Gas Tax Revenue Series A                   5.25        05/15/13       1,037,388
     1,055,000   Riverside CA Sewer Revenue FGIC Insured              5.00        08/01/10       1,027,264
     1,750,000   Riverside County CA Asset Leasing Corp Revenue
                 Riverside County Hospital Project A                  6.38        06/01/09       1,839,688

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    3,000,000   Riverside County CA COP Series A                     6.88 %      11/01/09    $  3,165,060
     1,000,000   Riverside County CA PFA Special Tax Revenue
                 Series A MBIA Insured                                5.25        09/01/13         975,890
       305,000   Riverside County CA SFMR Project A AMT GNMA
                 Collateralized                                       6.85        10/01/16         332,090
     1,335,000   Roseville CA Joint USD Capital Appreciation
                 Series A                                             6.30 F      08/01/06         809,838
     1,900,000   Sacramento CA Light Rail Transportation Project      6.75        07/01/07       2,063,875
     3,600,000   Sacramento CA MUD Electric Revenue Series E
                 MBIA-IBC Insured                                     5.70        05/15/12       3,652,560
     3,000,000   Sacramento County Main Detention Facility MBIA
                 Insured                                              5.75        06/01/15       3,043,950
     1,000,000   San Bernardino CA Municipal Water Department
                 COP FGIC Insured                                     6.25        02/01/12       1,039,050
     1,000,000   San Buenaventura CA Capital Improvement Project
                 COP                                                  6.85        08/01/16       1,020,590
       230,000   San Carlos CA RDFA Tax Allocation Series A           7.00        09/01/01         247,195
       250,000   San Carlos CA RDFA Tax Allocation Series A           7.00        09/01/02         270,950
       225,000   San Carlos CA RDFA Tax Allocation Series A           7.00        09/01/03         243,428
       235,000   San Carlos CA RDFA Tax Allocation Series A           7.00        09/01/04         253,236
       235,000   San Carlos CA RDFA Tax Allocation Series A           7.10        09/01/05         253,685
     6,500,000   San Diego CA PFA Sewer Revenue FGIC Insured          5.00        05/15/15       6,111,560
     1,000,000   San Diego CA Regional Building Authority Lease
                 Revenue San Miguel Consolidated Fire Protection
                 District MBIA Insured                                5.65        01/01/20       1,007,680
       500,000   San Diego County CA Regional Transportation
                 Community Sales Tax Revenue Series A Escrowed
                 to Maturity                                          6.00        04/01/08         535,240

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    2,715,000   San Elijo Joint Powers Authority San Diego
                 County CA Water Pollution Control Facility FGIC
                 Insured                                              5.38 %      03/01/13    $  2,658,284
     2,250,000   San Francisco CA BART Sales Tax Revenue FGIC
                 Insured                                              5.50        07/01/15       2,244,555
     1,000,000   San Francisco CA RDA Tax Allocation MBIA
                 Insured                                              5.00        08/01/15         934,360
     2,000,000   San Joaquin Hills CA Transportation Corridor
                 Agency Toll Road Revenue Capital Appreciation        6.06 F      01/01/10       1,630,000
     2,500,000   San Jose CA RDA Tax Allocation MBIA Insured          5.00        08/01/20       2,298,700
     1,395,000   San Jose RDFA Merged Area Project MBIA Insured       5.25        08/01/16       1,350,081
     1,935,000   San Mateo County CA Board of Education COP           7.10        05/01/21       2,019,095
     1,700,000   Santa Clara County CA COP Multiple Facilities
                 Project AMBAC Insured                                6.00        05/15/12       1,752,751
       100,000   Santa Clara County CA COP Public Facilities
                 Corp                                                 7.75        11/01/08         109,071
       750,000   Santa Maria CA RDFA Town Center West Side
                 Parking Facilities FSA Insured                       5.25        06/01/11         737,115
     2,000,000   Santa Monica - Malibu CA USD Facilities
                 Reconstruction Projects                              5.50        08/01/15       1,962,920
     1,195,000   Santa Rosa CA High School District FGIC Insured      5.90        05/01/13       1,227,002
     2,575,000   Santa Rosa CA Wastewater Revenue FGIC insured        4.90        09/01/11       2,439,890
     1,000,000   Santa Rosa CA Wastewater Treatment Plant FGIC
                 Insured                                              4.75        09/01/16         902,580
     1,530,000   Simi Valley CA USD FGIC Insured                      4.75        08/01/18       1,364,592
     1,500,000   Snowline CA Joint USD COP                            6.40        07/01/18       1,501,005
     1,000,000   South County CA Regional Wastewater Authority
                 Revenue Capital Improvement FGIC Insured             5.75        08/01/10       1,025,830
     1,000,000   Southern California State Public Power
                 Authority                                            5.50        07/01/12         986,430

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$      860,000   Southern California State SFMR Series A AMT
                 GNMA Collateralized                                  7.63 %      10/01/22    $    905,829
       515,000   Southern California State SFMR Series A AMT
                 GNMA Collateralized                                  7.63        10/01/23         542,908
       660,000   Southern California State SFMR Series A AMT
                 GNMA/FNMA Collateralized                             6.75        09/01/22         689,066
       695,000   Southern California State SFMR Series A AMT
                 GNMA/FNMA Collateralized                             7.35        09/01/24         721,709
     2,720,000   Stanislaus County CA COP Capital Improvement
                 Project Series A MBIA Insured                        5.00        05/01/10       2,624,011
        20,000   Stockton CA SFMR Government Agency
                 Collateralized                                       7.50        02/01/23          21,495
     5,690,000   Sulphur Springs CA USD Zero Coupon Series A
                 MBIA Insured                                         9.10 F      09/01/13       2,220,978
     1,465,000   Sunnyvale CA Elementary School District Series
                 A                                                    5.70        09/01/20       1,472,325
     1,000,000   Sunnyvale CA Financing Authority Utilities
                 Revenue Solid Waste Materials Series B AMT MBIA
                 Insured                                              6.00        10/01/08       1,048,420
     1,000,000   Temecula CA Community Services Recreational
                 Center Project                                       7.13        10/01/12       1,090,740
     1,000,000   Temecula Valley CA USD Series D FGIC Insured         6.00        09/01/14       1,028,920
     1,900,000   Torrance CA COP AMBAC Insured                        5.50        04/01/12       1,912,597
     1,705,000   Torrance CA COP AMBAC Insured                        5.75        04/01/16       1,738,776
     1,000,000   Twentynine Palms CA Water District CA COP            7.00        08/01/17       1,043,980
     1,000,000   University of California Housing System Revenue
                 Series A MBIA Insured                                5.00        11/01/13         937,990
     3,000,000   University of California Revenue Multiple
                 Purpose Project C AMBAC Insured                      5.25        09/01/11       2,962,800
     2,300,000   University of California Revenue Multiple
                 Purpose Projects Series C AMBAC Insured              5.25        09/01/12       2,234,749
     1,750,000   University of California Revenue Seismic Safety
                 Project MBIA Insured                                 5.50        11/01/10       1,765,313
       990,000   Upland CA HFA Revenue Issue A                        7.85        07/01/20       1,027,481

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,000,000   Vacaville CA PFA Tax Allocation Redevelopment
                 Project MBIA Insured                                 6.35 %      09/01/22    $  1,038,000
     1,100,000   Vallejo CA Revenue Water Improvement Project
                 FSA Insured                                          5.70        05/01/16       1,116,500
     1,750,000   Walnut Creek CA John Muir Medical Center MBIA
                 Insured                                              5.00        02/15/16       1,613,885
     1,135,000   Walnut Valley CA USD Series C FGIC Insured           5.75        08/01/15       1,148,064
     5,000,000   West & Central Basin CA Financing Authority
                 Series A AMBAC Insured                               5.00        08/01/16       4,633,950
     1,500,000   West & Century Basin Finance Authority CA
                 Revenue West Basin Project AMBAC Insured             5.00        08/01/13       1,408,125
     1,000,000   Yolo County CA HFA Mortgage Revenue AMT FHA
                 Collateralized                                       7.20        08/01/33       1,061,764
                                                                                              ------------
                 TOTAL CALIFORNIA MUNICIPAL BONDS                                             $234,014,956
                 (Cost $226,013,507)

SHORT-TERM INSTRUMENTS - 3.82%
CALIFORNIA MUNICIPAL VARIABLE RATE SECURITIES - 2.29%+
$    1,500,000   Irvine Ranch CA Water District V/R LOC -
                 Sumitomo Bank Ltd                                    3.45 %      10/01/04    $  1,500,000
       900,000   Los Angeles County CA IDA Komax System Inc V/R
                 AMT LOC - Dai-Ichi Kangyo Bank Ltd                   4.20        12/01/06         900,000
     1,350,000   Los Angeles County CA IDA V/R AMT LOC -
                 Dai-Ichi Kangyo Bank Ltd                             4.20        12/01/06       1,350,000
       900,000   Los Angeles County CA V/R                            4.10        12/01/05         900,000
     1,000,000   Orange County CA Sanitation District V/R LOC -
                 National Westminster Bank Plc                        3.30        08/01/15       1,000,000
                                                                                              ------------
                                                                                              $  5,650,000

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
    SHARES       SECURITY NAME                                       RATE           DATE             VALUE
MONEY MARKET FUNDS - 1.53%
     3,755,807   Arbor Fund CA Tax-Exempt Portfolio                                           $  3,755,807
         1,019   Nuveen Institutional CA Tax-Exempt Fund                                             1,019
                                                                                              ------------
                                                                                              $  3,756,826

                 TOTAL SHORT-TERM INSTRUMENTS                                                 $  9,406,826
                 (Cost $9,406,826)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $235,420,333)* (Notes 1 and 3)                    98.87 %              $243,421,782
                 Other Assets and Liabilities, Net                        1.13                   2,787,747
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $246,209,529
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 F   YIELD TO MATURITY.
 + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   8,986,608
Gross Unrealized Depreciation        (985,159)
                                -------------
NET UNREALIZED APPRECIATION     $   8,001,449
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - 99.13%
$     2,400,000  ABAG Finance Authority for Nonprofit Corp CA
                 Lucile Salter Packard Project V/R AMBAC Insured      3.25 %      08/01/23    $  2,400,000
      1,700,000  Alhambra CA IDA Sunclipse V/R LOC - Bank of
                 America                                              3.25        05/01/07       1,700,000
      2,800,000  Anaheim CA Public Improvement V/R COP LOC -
                 Industrial Bank of Japan Ltd                         3.10        08/01/19       2,800,000
     17,000,000  California Health Facility Finance Authority
                 Revenue - Catholic Healthcare Series A MBIA
                 Insured                                              4.00        07/01/21      17,000,000
      1,300,000  California Pollution Control Finance Authority
                 Revenue V/R                                          4.65        12/01/12       1,300,000
      2,000,000  California Pollution Control Finance Authority
                 Solid Waste Disposal Revenue V/R Series A            4.70        10/01/31       2,000,000
      9,055,000  California State DWR Central Valley Project
                 Revenue V/R                                          3.40        12/01/05       9,055,000
      5,295,000  California State HFA Home Mortgage Revenue           3.45        08/01/15       5,295,000
      1,180,000  California State HFA Revenue Sutter Health
                 Systems Series B                                     8.00        01/01/16       1,203,600
      2,600,000  California State HFFA Adventist Health System
                 V/R LOC - Toronto Dominion Bank                      3.00        08/01/21       2,600,000
      4,100,000  California State HFFA Catholic Healthcare
                 Series C V/R                                         3.00        07/01/20       4,100,000
      4,900,000  California State HFFA Kaiser Permanente V/R          3.00        05/01/28       4,900,000
      5,000,000  California State PCFA Solid Waste Disposal
                 Revenue Colmac Energy Project Series B V/R AMT
                 LOC - Swiss Bank                                     3.30        12/01/16       5,000,000
      3,600,000  California State PCFA Solid Waste Disposal
                 Revenue Taormina Industries Project Series B
                 V/R LOC - Sanwa Bank                                 3.65        08/01/14       3,600,000
        500,000  California State PCFA Southern California
                 Edison V/R Series C                                  4.70        02/28/08         500,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$       100,000  California State PCFA Southern California
                 Edison V/R Series D                                  3.45 %      02/28/08    $    100,000
      6,000,000  California State PCFA Western Waste Industries
                 Project V/R LOC - Citibank                           3.17        12/01/00       6,000,000
      7,000,000  California State RAN                                 4.50        06/30/97       7,017,594
      7,000,000  California State Revenue Anticipation Notes
                 Series C-2                                           4.05        06/30/97       7,000,000
     13,525,000  California State School Cash Reserve Projects
                 Authority Series A                                   4.75        07/02/97      13,581,529
      2,500,000  California Statewide CDA Apartment Development
                 Revenue Series A-6 V/R FNMA Collateralized           3.25        05/15/25       2,500,000
      5,000,000  California Statewide CDA Apartment Development
                 Revenue V/R Series A-4 FNMA Collateralized           3.25        05/15/05       5,000,000
        500,000  California Statewide CDA Apartment Revenue
                 Series A-7 V/R AMT FNMA Collateralized               3.35        05/15/25         500,000
        300,000  California Statewide CDA COP                         3.10        06/01/26         300,000
      1,000,000  California Statewide CDA Solid Waste Facilities
                 Revenue Chevron USA Inc Project V/R AMT              6.05        12/15/24       1,000,000
      4,800,000  California Statewide CDA St Joseph Health
                 System V/R                                           3.00        07/01/08       4,800,000
      8,000,000  California Statewide CDA Sutter Health Group
                 V/R AMBAC Insured                                    5.00        07/01/15       8,000,000
      1,910,000  California Statwide CDA Industrial Revenue Tri
                 H Food Multiple LOC's                                3.40        08/01/11       1,910,000
      1,210,000  Central Coast Water Authority California
                 Revenue series A AMBAC Insured                       4.00        10/01/97       1,213,051
        400,000  Chula Vista CA IDA Revenue Daily San Diego Gas
                 & Electric                                           3.80        07/01/21         400,000
        500,000  Chula Vista CA Industrial Development Revenue
                 San Diego Gas & Electric Series B                    4.75        12/01/21         500,000
      5,100,000  Colton CA RDFA Las Palomas Associates Project
                 V/R LOC - Bank of America                            3.20        11/01/15       5,100,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$       600,000  Colton CA RDFA MFHR V/R LOC - Federal Home Loan
                 Bank of San Francisco                                3.15 %      05/01/10    $    600,000
      1,100,000  Concord CA MFHR Bel Air Apartments V/R AMT LOC
                 -Bank of America                                     3.20        12/01/16       1,100,000
      3,000,000  Contra Costa County CA TRAN                          4.50        07/03/97       3,008,676
      2,000,000  Duarte CA RDFA COP Johnson Duarte Partners
                 Project V/R Series B LOC - Bank of America           3.20        12/01/14       2,000,000
      8,100,000  Eagle Trust V/R Series 94 MBIA Insured               3.39        09/01/03       8,100,000
      1,000,000  East Bay CA Municipal Utility District Water
                 Revenue                                              3.50        02/12/97       1,000,000
      4,400,000  Escondido CA CDA V/R AMT LOC - Bank of America       3.40        10/01/16       4,400,000
      3,600,000  Escondido CA MFHR Morning View Terrace V/R LOC
                 -Bank of America                                     2.90        02/15/07       3,600,000
      7,200,000  Fremont CA MFHR V/R Creekside Village
                 Apartments LOC - National Westminster Bank Plc       3.70        09/01/07       7,200,000
      3,700,000  Huntington Beach CA MFHR Seabridge Villas V/R
                 LOC - Bank of America                                4.00        02/01/10       3,700,000
      3,600,000  Irvine CA Development Revenue V/R                    3.30        09/02/21       3,600,000
      4,000,000  Irvine CA IDA Improvement Bond V/R LOC -
                 National Westminster Bank Plc                        3.30        09/02/15       4,000,000
      1,600,000  Irvine CA IDA Irvine East Investment Co V/R LOC
                 -Bank of America                                     3.20        12/01/05       1,600,000
     14,200,000  Irvine CA Public Facilities & Infrastructure
                 Authority Lease Revenue V/R Capital Improvement
                 Project                                              3.60        11/01/10      14,200,000
      1,100,000  Irvine Ranch CA Water District Series 85B V/R        3.00        10/01/99       1,100,000
        500,000  Irvine Ranch CA Water District Series 85B V/R        3.00        10/01/09         500,000
        500,000  Irvine Ranch CA Water District V/R                   3.40        11/15/13         500,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$       500,000  Irvine Ranch CA Water District V/R Consolidated
                 Bonds                                                5.00 %      10/01/05    $    500,000
      2,000,000  Irwindale CA IDA Revenue Toys R Us Project           3.42        12/01/19       2,000,000
      3,000,000  Long Beach CA Harbor Department Series A AMT         3.55        01/07/97       3,000,000
      6,500,000  Long Beach CA Health Facilities Memorial Health
                 Services V/R                                         3.00        10/01/16       6,500,000
        500,000  Los Angeles CA MFHR Series B V/R AMT LOC -
                 Federal Home Loan Bank of San Francisco              5.25        12/01/26         500,000
      2,600,000  Los Angeles CA MFHR V/R AMT LOC - Federal Home
                 Loan Bank of San Francisco                           3.75        08/01/26       2,600,000
     16,000,000  Los Angeles CA TRAN Series A                         4.50        06/30/97      16,046,932
      1,000,000  Los Angeles County CA HFA MFHR Harbor Cove
                 Project V/R LOC - Citibank                           3.20        10/01/06       1,000,000
      1,000,000  Los Angeles County CA HFA MFHR Sand Canyon
                 Ranch Project V/R LOC - Citibank                     3.00        11/01/06       1,000,000
     12,300,000  Los Angeles County CA Metropolitan
                 Transportation Authority Sales Tax Revenue V/R
                 Series A                                             3.00        07/01/20      12,300,000
      2,000,000  Los Angeles County CA Metropolitan
                 Transportation Commission Sales Tax Revenue          3.50        01/07/97       2,000,000
      2,235,000  Los Angeles County CA Metropolitan
                 Transportation Commission Sales Tax Revenue          3.55        01/10/97       2,235,000
      2,700,000  Los Angeles County CA pension Obligation V/R
                 Series A AMBAC Insured                               3.47        06/30/07       2,700,000
      1,100,000  Los Angeles County CA Transportation Commission
                 Sales Tax Revenue V/R FGIC Insured                   3.10        07/01/12       1,100,000
      2,900,000  Montebello CA V/R LOC - Bank of America              3.25        04/01/15       2,900,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     1,500,000  Ontario CA MFHR Daisy Apartments V/R LOC - Bank
                 of America                                           2.90 %      11/01/04    $  1,500,000
      6,000,000  Ontario CA MFHR Park Centre Apartments V/R LOC
                 -Bank of New York                                    2.90        08/01/07       6,000,000
      2,100,000  Ontario CA MFHR Vineyard Village Apartments V/R
                 LOC - Industrial Bank of Japan Ltd                   3.20        12/01/05       2,100,000
      5,000,000  Orange County CA HFA Harbor Pointe Apartment
                 V/R Issue D LOC - Citibank                           3.10        12/01/06       5,000,000
      2,000,000  Orange County CA HFA Vintage Wood Apartments
                 V/R LOC - Mitsubishi Bank Ltd                        3.00        11/01/08       2,000,000
      2,508,000  Orange County CA Improvement Bond V/R Multiple
                 LOC's                                                4.85        09/02/18       2,508,000
     15,200,000  Orange County CA Sanitation District Multiple
                 Credit Enhancments                                   4.00        08/01/13      15,200,000
      1,600,000  Orange County CA Sanitation District V/R LOC -
                 National Westminster Bank Plc                        3.30        08/01/15       1,600,000
        500,000  Orange County CA Sanitation District V/R
                 Multiple Credit Enhancements                         5.90        08/01/16         500,000
      2,500,000  Redlands CA Certificates Participation Water
                 Treatment Facilities Project FGIC Insured            4.00        09/01/15       2,500,000
      1,000,000  Sacramento CA MUD Electric Development Revenue
                 Series R                                             7.13        02/01/13       1,022,970
      3,000,000  Sacramento CA Municipal Utility District Series
                 H                                                    3.55        02/13/97       3,000,000
        200,000  Sacramento County CA MFHR Series A V/R LOC -
                 Dai-Ichi Kangyo Bank Ltd                             3.35        04/15/07         200,000
      9,150,000  Sacramento County CA Tax & Revenue Anticipation
                 Notes                                                4.50        09/30/97       9,213,087
      2,780,000  Salinas CA MFHR Brentwood Gardens V/R LOC -
                 Bank of America                                      2.90        03/01/05       2,780,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     5,000,000  San Bernardino CA Alta Loma Apartments V/R LOC
                 -Federal Home Loan Bank of Atlanta                   3.20 %      02/01/23    $  5,000,000
      2,185,000  San Bernardino County CA MFHR V/R LOC - Federal
                 Home Loan Bank of San Francisco                      3.20        05/01/17       2,185,000
      2,000,000  San Diego CA MFHR Los Serano V/R LOC - Citibank      2.90        02/01/09       2,000,000
      5,000,000  San Diego CA MFHR Lusk Mira Mesa Apartments V/R
                 LOC - Bank of America                                3.10        04/01/07       5,000,000
      3,400,000  San Diego County CA Water Authority                  3.55        03/07/97       3,400,000
      3,600,000  San Francisco CA City & County V/R LOC -
                 Industrial Bank of Japan Ltd                         3.95        12/01/05       3,600,000
      1,600,000  San Francisco CA MFHR Winterland Project V/R
                 LOC - Citibank                                       3.00        06/01/06       1,600,000
      4,150,000  San Francisco CA RDFA MFHR Rincon Center V/R
                 LOC - Citibank                                       3.00        12/01/06       4,150,000
      1,300,000  San Jose CA MFHR Kimberly Woods Apartments V/R
                 LOC - Bank of America                                2.90        11/01/08       1,300,000
        200,000  Santa Clara CA Electric Revenue V/R Series 85A
                 LOC - National Westminster Bank Plc                  3.20        07/01/10         200,000
        400,000  Santa Clara CA Electric Revenue V/R Series 85B
                 LOC - National Westminster Bank Plc                  3.20        07/01/10         400,000
      1,500,000  Santa Clara County CA HFA Lincoln Pajaro
                 Apartments Series 85A LOC - Sumitomo Bank            3.40        01/01/97       1,500,000
      1,000,000  Santa Clara County CA MFHR Foxchase Apartments
                 V/R Series E FGIC Insured                            3.00        11/01/07       1,000,000
      2,575,000  Santa Clara County CA MFHR Grove Garden
                 Apartments V/R LOC - Citibank                        3.00        03/01/17       2,575,000
      6,800,000  Simi Valley CA MFHR Lincoln Wood Ranch V/R LOC
                 -Sumitomo Bank                                       3.25        06/01/10       6,800,000
      1,000,000  Southern California State Public Power
                 Authority Palo Verde Project Series B AMBAC
                 Insured                                              3.10        07/01/09       1,000,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$    10,200,000  Southern California State Public Power
                 Authority Southern Transmission Project V/R LOC
                 -Swiss Bank                                          3.10 %      07/01/19    $ 10,200,000
     15,975,000  Southern California Waterworks Revenue Series A
                 AMBAC Insured                                        2.95        06/01/23      15,975,000
      4,300,000  State of California General Obligation               3.45        01/14/97       4,300,000
      2,000,000  State of California General Obligation               3.55        01/21/97       2,000,000
      2,100,000  Tracy CA MFHR Sycamore Village Apartments V/R
                 LOC - Bank of America                                3.10        05/01/15       2,100,000
      4,925,000  Turlock CA Irrigation District Revenue V/R
                 Series A LOC - Canadian Imperial Bank of
                 Commerce                                             3.10        01/01/14       4,925,000
      2,000,000  Vacaville CA MFHR Western Properties Sycamores
                 Project V/R LOC - Bank of America                    3.10        04/01/05       2,000,000
      2,600,000  Walnut Creek CA MFHR Creekside Drive Apartments
                 V/R LOC - Bank of America                            3.10        04/01/07       2,600,000
      2,000,000  West Covina CA RDA COP V/R Barranca LOC -
                 Citibank                                             3.45        09/01/05       2,000,000
                                                                                              ------------
                 TOTAL SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES                             $387,900,439

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $387,900,439)* (Note 1)                           99.13 %              $387,900,439
                 Other Assets and Liabilities, Net                        0.87                   3,386,535
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $391,286,974
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.
 + SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.

The accompanying notes are an integral part of these financial statements.

MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CERTIFICATES OF DEPOSITS - 15.99%
$    20,000,000  Bank of Nova Scotia                                  5.44 %      02/10/97    $ 20,000,660
     50,000,000  BNP US Finance Corp                                  5.37        02/24/97      50,000,740
     40,000,000  Den Danske Bank                                      5.40        02/03/97      40,000,000
     50,000,000  National Westminster Bank Plc                        5.39        02/03/97      50,000,381
     22,000,000  Union Bank of California                             5.50        04/28/97      22,000,000
                                                                                              ------------
                 TOTAL CERTIFICATES OF DEPOSITS                                               $182,001,781

COMMERCIAL PAPER - 58.01%
$    25,000,000  Asset Securitization Corp++                          5.30 %F     02/05/97    $ 24,871,181
     26,000,000  Asset Securitization Corp++                          5.32 F      01/09/97      25,969,262
     50,000,000  Bankers Trust Corp                                   5.34 F      08/11/97      48,353,500
     35,000,000  Ciesco LP                                            5.32 F      01/22/97      34,891,383
     45,000,000  CIT Group Holdings Inc                               5.30 F      02/06/97      44,761,500
     50,000,000  Ford Motor Credit Corp                               5.32 F      02/03/97      49,756,167
     25,000,000  General Electric Capital                             5.29 F      08/08/97      24,195,479
     50,000,000  Glaxo Wellcome Plc                                   5.32 F      01/28/97      49,800,313
     50,000,000  IBM Credit Corp                                      5.31 F      01/21/97      49,852,500
     44,000,000  Merrill Lynch Corp                                   5.32 F      01/29/97      43,816,911
     46,360,000  Met Life Corp                                        5.29 F      02/13/97      46,067,069
     22,000,000  Morgan Stanley Corp                                  5.32 F      01/17/97      21,947,982
     30,000,000  Morgan Stanley Corp                                  5.32 F      01/27/97      29,884,733
     20,000,000  New Center Asset Trust                               5.31 F      02/05/97      19,896,750
     21,202,000  Receivable Corp                                      5.39 F      01/10/97      21,173,430
     23,719,000  Receivables Capital Corp                             5.39 F      03/10/97      23,477,514
     31,600,000  RTZ America Corp++                                   5.30 F      02/27/97      31,334,823
     20,500,000  RTZ America Corp++                                   5.41 F      03/17/97      20,268,948
     25,300,000  Sony Capital Corp                                    5.30 F      01/09/97      25,270,202
     25,000,000  Transamerica Finance Corp                            5.31 F      01/15/97      24,948,375
                                                                                              ------------
                 TOTAL COMMERCIAL PAPER                                                       $660,538,022

MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
VARIABLE AND FLOATING RATE BONDS - 24.19%
$    43,500,000  Abbey National North America                         5.32 %      07/17/97    $ 43,469,985
     30,000,000  Beta Finance Corp++                                  5.56        01/27/97      29,988,000
     35,000,000  Colorado National Bank                               5.57        04/16/97      34,996,985
     25,000,000  Federal Home Loan Bank                               5.37        08/08/97      24,983,138
     25,000,000  Household Finance Corp                               5.45        05/27/97      25,000,000
     44,000,000  PHH Corp                                             5.52        09/22/97      44,000,000
     43,000,000  PNC Bank Corp                                        5.46        10/01/97      42,978,837
     20,000,000  Sony Capital Corp++                                  5.50        08/29/97      19,996,556
     10,000,000  Wachovia Corp                                        5.36        04/25/97       9,990,020
                                                                                              ------------
                 TOTAL VARIABLE AND FLOATING RATE BONDS                                       $275,403,521

REPURCHASE AGREEMENTS - 2.06%
$    23,500,000  Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.58        01/02/97    $ 23,500,000

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $1,141,443,324)* (Note 1)                        100.25 %              $1,141,443,324
                 Other Assets and Liabilities, Net                       (0.25 )                (2,823,855)
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $1,138,619,469
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

++ THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933. RULE 144A UNDER THAT ACT PERMITS THESE SECURITIES TO BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED INSTITUTIONAL BUYERS. THESE SECURITIES WERE DEEMED LIQUID BY THE INVESTMENT ADVISER IN ACCORDANCE WITH PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.
 F   YIELD TO MATURITY.

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - 95.53%
ALABAMA - 0.31%
$      160,000   Alabama State SFMR Series B AMT GNMA
                 Collateralized                                       7.40 %      04/01/22    $    167,531

ALASKA - 1.01%
       525,000   Alaska State Housing Finance Corporation Second
                 Series AMT Government Agency Collateralized          7.10        06/01/22         547,754

CALIFORNIA - 26.46%
     9,750,000   Riverside County CA SFMR Series B AMT Escrowed
                 to Maturity                                          8.35        06/01/13      12,405,803
     1,000,000   San Francisco CA City AMT                            6.15        05/01/16       1,041,110
       820,000   Southern California State SFMR Project B AMT
                 GNMA/FNMA Collateralized                             6.90        10/01/24         861,025

DISTRICT OF COLUMBIA - 0.62%
       320,000   District of Columbia SFMR AMT GNMA
                 Collateralized                                       7.10        12/01/24         336,246

FLORIDA - 0.47%
       240,000   Brevard County FL HFA SFMR Refunded Series B
                 FSA Insured                                          7.00        03/01/13         252,648

HAWAII - 2.47%
       725,000   Hawaii State Airports Systems Revenue AMT FGIC
                 Insured                                              7.00        07/01/20         794,781
       500,000   Hawaii State Harbor Capital Improvement Revenue
                 AMT MBIA Insured                                     7.00        07/01/17         541,875

IDAHO - 2.82%
     1,500,000   Idaho State HFA SFMR Series C-2 AMT                  6.35        07/01/15       1,523,955

ILLINOIS - 4.76%
       500,000   Chicago IL O'Hare International Airport Special
                 Facilities Revenue AMT LOC - Bayerische
                 Landesbank                                           7.13        05/01/18         540,885

MUNICIPAL INCOME FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - CONTINUED
ILLINOIS  - CONTINUED
$    1,900,000   Chicago IL O'Hare International Airport Special
                 Facilities Revenue AMT MBIA Insured                  6.75 %      01/01/18    $  2,034,102

INDIANA - 4.69%
     2,500,000   Indiana State HFA Series A-2 AMT GNMA/FNMA
                 Collateralized                                       6.45        07/01/14       2,533,675

IOWA - 3.55%
     1,435,000   Iowa State HFA SFMR Series B AMT GNMA/FNMA
                 Collateralized                                       6.95        07/01/24       1,505,588
       395,000   Iowa State HFA SFMR Series B AMT GNMA/FNMA
                 Collateralized                                       7.45        07/01/23         412,546

KANSAS - 0.33%
       170,000   Kansas City KS Mortgage Revenue AMT GNMA
                 Collateralized                                       7.35        12/01/23         179,785

KENTUCKY - 4.13%
     1,100,000   Kenton County KY Cincinnati/Northern Kentucky
                 International Airport Revenue AMT FSA Insured        6.30        03/01/15       1,140,348
     1,060,000   Kentucky State HFA MFHR Series D AMT FHA
                 Collateralized                                       7.45        01/01/23       1,092,987

LOUISIANA - 3.18%
     1,000,000   Louisiana State MFHR AMT FHA Collateralized          5.90        12/01/18         988,930
       670,000   Louisiana State Public Facilities Authority
                 Student Loan Revenue AMT FSA Insured                 6.85        01/01/09         730,320

MASSACHUSETTS - 1.96%
     1,000,000   Massachusetts State HFA Residential Development
                 FNMA Collateralized                                  6.90        11/15/21       1,062,640

MUNICIPAL INCOME FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - CONTINUED
MINNESOTA - 0.85%
$      440,000   Minneapolis-St Paul MN Housing Finance Board
                 Revenue SFMR Phase IX AMT GNMA Collateralized        7.30 %      08/01/31    $    459,835

NEVADA - 10.70%
     1,020,000   Nevada State SFMR Series A-2 AMT FHA
                 Collateralized                                       6.55        10/01/15       1,056,608
     1,825,000   Nevada State SFMR Series C AMT FHA
                 Collateralized                                       6.35        10/01/13       1,876,994
     2,700,000   Washoe County NV Gas Facilities Sierra Pacific
                 Power AMT MBIA Insured                               6.55        09/01/20       2,853,116

NEW JERSEY - 2.42%
     1,250,000   New Jersey State MFHR FHA Collateralized             7.00        05/01/30       1,309,425

NEW MEXICO - 3.72%
     2,000,000   New Mexico Mortgage Finance Authority                6.20        07/01/28       2,010,000

NEW YORK - 1.89%
     1,000,000   Port Authority New York & New Jersey                 5.75        09/15/12       1,022,500

OKLAHOMA - 2.54%
       200,000   Pryor Creek OK Economic Development Authority
                 Mortgage Revenue Series A FNMA Collateralized        7.13        07/01/21         208,072
       605,000   Tulsa County OK HFA Mortgage Revenue Series B
                 Remarket AMT GNMA Collateralized                     7.10        06/01/22         636,756
       500,000   Tulsa County OK HFA Mortgage Revenue Series B
                 Remarket AMT GNMA Collateralized                     7.55        05/01/23         528,400

PENNSYLVANIA - 0.97%
       500,000   Pennsylvania State Higher EDFA Student Loan
                 Revenue Series D AMT AMBAC Insured                   7.05        10/01/16         524,885

MUNICIPAL INCOME FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - CONTINUED
TEXAS - 0.91%
$      465,000   Travis County TX HFC Residential Mortgage
                 Revenue Series A GNMA/FNMA Collateralized            7.00 %      12/01/11    $    494,528

UTAH - 8.28%
       500,000   Utah State Board of Regents Student Loan
                 Revenue Series F AMT AMBAC Insured                   7.45        11/01/08         529,870
     1,100,000   Utah State Board of Regents Student Loan
                 Revenue Series H AMT AMBAC Insured                   6.70        11/01/15       1,139,061
     2,000,000   Utah State HFA SFMR Series B-2 AMT FHA
                 Collateralized                                       6.50        07/01/15       2,042,140
       750,000   Utah State HFA SFMR Series D-2 AMT FHA
                 Collateralized                                       6.45        01/01/11         766,403

WASHINGTON - 6.49%
     2,000,000   Grant County WA Public Utility                       5.88        01/01/16       2,007,500
     1,440,000   Washington State SFMR Series D AMT GNMA/FNMA
                 Collateralized                                       7.10        07/01/22       1,501,099
                                                                                              ------------
                 TOTAL MUNICIPAL BONDS                                                        $ 51,661,726
                 (Cost $49,283,227)

MUNICIPAL INCOME FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                                       VALUE
SHORT-TERM INSTRUMENTS - 4.45%
MONEY MARKET FUNDS- 4.45%
     2,405,000   National Municipal Fund
                                                                                              $  2,405,000
                 (Cost $2,405,000)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $51,688,227)* (Notes 1 and 3)                     99.98 %              $ 54,066,726
                 Other Assets and Liabilities, Net                        0.02                      12,403
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 54,079,129
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 2,389,569
Gross Unrealized Depreciation       (11,070)
                                -----------
NET UNREALIZED APPRECIATION     $ 2,378,499
                                -----------
                                -----------

The accompanying notes are an integral part of these financial statements.

U.S. GOVERNMENT INCOME FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 62.25%
ADJUSTABLE RATE MORTGAGES - 0.38%
$        19,258  GNMA #8109 (CMT)                                     6.75 %      03/20/16    $     19,679
         32,455  GNMA #8119 (CMT)                                     7.38        04/20/16          33,307
          9,720  GNMA #8137 (CMT)                                     7.38        06/20/16           9,963
         16,384  GNMA #8292 (CMT)                                     7.00        11/20/17          16,753
         28,506  GNMA #8293 (CMT)                                     7.00        12/20/17          29,130
          8,051  GNMA #8310 (CMT)                                     6.50        01/20/18           8,232
         33,137  GNMA #8392 (CMT)                                     7.25        08/20/18          34,027
         32,166  GNMA #8393 (CMT)                                     7.25        08/20/18          33,050
         18,369  GNMA #8429 (CMT)                                     7.00        11/20/18          18,805
        100,117  GNMA #8761 (CMT)                                     6.50        03/20/21         102,119
                                                                                              ------------
                                                                                              $    305,065

FEDERAL AGENCY - OTHER - 6.19%
$     5,000,000  Tennessee Valley Authority                           6.38 %      06/15/05    $  4,921,100

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.98%
$     3,960,000  FNMA #250799                                         7.50 %      12/01/26    $  3,959,248

FIXED RATE MORTGAGES - 30.19%
$        35,848  FHLMC #275825                                        9.50 %      08/01/16    $     38,875
         38,704  FHLMC #304114                                        9.00        05/01/18          41,086
        123,096  FHLMC #304398                                        9.00        06/01/18         130,747
         32,795  FHLMC #305831                                       10.00        08/01/18          35,905
          7,621  FHLMC #307323                                        9.50        09/01/18           8,261
         56,426  FHLMC #307637                                        9.50        07/01/16          60,965
         42,078  FHLMC #307915                                        9.50        10/01/18          45,663
          5,635  FHLMC #308074                                        9.50        10/01/18           6,115
         19,160  FHLMC #360020                                       10.00        01/01/18          20,976
         24,474  FHLMC #360045                                       10.00        02/01/19          26,791
         28,927  FHLMC #532468                                        9.50        04/01/19          31,369
         14,214  GNMA #150499                                        10.50        03/15/16          15,840
         62,410  GNMA #17087                                          9.00        09/15/16          67,014
        149,817  GNMA #173055                                         9.00        09/15/16         160,869
         80,859  GNMA #176892                                         9.00        10/15/16          86,681
        399,478  GNMA #190848                                         9.00        01/15/17         428,948

U.S. GOVERNMENT INCOME FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. GOVERNMENT AGENCY SECURITIES - CONTINUED
FIXED RATE MORTGAGES  - CONTINUED
$       159,109  GNMA #191961                                         9.00 %      02/15/20    $    169,752
         43,923  GNMA #202624                                         9.00        11/15/19          46,889
         40,321  GNMA #236877                                         9.00        04/15/18          43,127
         63,398  GNMA #285963                                         9.00        01/15/20          67,679
         14,981  GNMA #289319                                         9.00        11/15/20          15,983
        136,960  GNMA #303235                                         9.00        05/15/21         146,036
        174,114  GNMA #304653                                         9.00        09/15/21         185,653
          4,079  GNMA #314150                                         9.00        10/15/21           4,352
      2,054,154  GNMA #319413                                         7.25        12/15/18       2,022,336
         17,316  GNMA #33080                                          9.00        08/15/22          18,463
         23,719  GNMA #335400                                         9.00        12/15/22          25,291
      1,922,371  GNMA #358863                                         7.25        01/15/24       1,892,113
        665,380  GNMA II #1124                                       11.00        01/20/19         756,824
        354,505  GNMA II #1221                                       11.00        07/20/19         403,224
         99,779  GNMA II #1562                                       10.00        02/20/21         108,611
         31,980  GNMA II #194221                                     10.00        09/20/20          34,811
        317,862  GNMA II #266120                                     10.00        08/20/19         346,447
          5,175  GNMA II #272537                                     10.00        08/20/19           5,641
         18,259  GNMA II #278055                                     10.00        07/20/19          19,904
         62,251  GNMA II #289000                                     10.00        05/20/20          67,790
        183,541  GNMA II #85                                         10.00        02/20/22         199,961
        140,763  GNMA II #908                                        10.00        01/20/18         153,488
      3,643,309  GNMA II #2020                                        8.50        06/20/25       3,775,452
      3,231,197  GNMA II #2022                                        9.00        06/20/25       3,373,369
      2,959,856  GNMA II #2068                                        7.50        08/20/26       2,946,034
      2,469,538  GNMA II #2303                                        7.50        10/20/26       2,457,956
      3,459,431  GNMA II #2324                                        8.00        11/20/26       3,517,412
                                                                                              ------------
                                                                                              $ 24,010,703

U.S. GOVERNMENT INCOME FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. GOVERNMENT AGENCY SECURITIES - CONTINUED
U.S. GOVERNMENT AGENCY NOTES - 20.51%
$    15,000,000  FHLMC                                                6.88 %      11/22/06    $ 14,742,600
      1,700,000  FNMA Principal Strip                                 5.16 F      03/09/22       1,564,952
                                                                                              ------------
                                                                                              $ 16,307,552

                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                      $ 49,503,668
                 (Cost $49,353,880)

U.S. TREASURY SECURITIES - 35.56%
U.S. TREASURY BONDS - 15.85%
$     8,000,000  U.S. Treasury Bonds                                  6.50 %      11/15/26    $  7,851,280
      1,000,000  U.S. Treasury Bonds                                  6.88        08/15/25       1,019,690
      2,500,000  U.S. Treasury Bonds                                 12.50        08/15/14       3,736,325
                                                                                              ------------
                                                                                              $ 12,607,295

U.S. TREASURY NOTES - 19.71%
$    15,000,000  U.S. Treasury Notes                                  6.50 %      08/31/01    $ 15,164,100
        500,000  U.S. Treasury Notes                                  6.63        07/31/01         507,970
                                                                                              ------------
                                                                                              $ 15,672,070

                 TOTAL U.S. TREASURY SECURITIES                                               $ 28,279,365
                 (Cost $28,429,922)

SHORT-TERM INSTRUMENTS - 1.43%
REPURCHASE AGREEMENTS - 1.43%
$     1,142,000  Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.58        01/02/97    $  1,142,000
                 (Cost $1,142,000)

U.S. GOVERNMENT INCOME FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $78,925,802)* (Notes 1 and 3)                     99.24 %              $ 78,925,033
                 Other Assets and Liabilities, Net                        0.76                     604,083
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 79,529,116
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 F   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   584,426
Gross Unrealized Depreciation      (585,195)
                                -----------
NET UNREALIZED DEPRECIATION     ($      769)
                                -----------
                                -----------

The accompanying notes are an integral part of these financial statements.

U.S. TREASURY MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. TREASURY SECURITIES - 99.02%
U.S. TREASURY BILLS - 96.36%
$       345,000  U.S. Treasury Bills                                  5.00 %F     03/20/97    $    341,263
    107,275,000  U.S. Treasury Bills                                  5.01 F      01/09/97     107,165,390
      5,500,000  U.S. Treasury Bills                                  5.06 F      04/17/97       5,418,299
     14,675,000  U.S. Treasury Bills                                  5.11 F      01/16/97      14,644,427
     80,055,000  U.S. Treasury Bills                                  5.12 F      01/23/97      79,822,186
      2,800,000  U.S. Treasury Bills                                  5.12 F      01/30/97       2,788,711
     30,495,000  U.S. Treasury Bills                                  5.17 F      02/06/97      30,346,642
      6,095,000  U.S. Treasury Bills                                  5.17 F      02/13/97       6,059,327
     37,995,000  U.S. Treasury Bills                                  5.18 F      02/20/97      37,731,128
     20,000,000  U.S. Treasury Bills                                  5.18 F      02/27/97      19,839,450
     27,900,000  U.S. Treasury Bills                                  5.20 F      03/06/97      27,649,812
     19,400,000  U.S. Treasury Bills                                  5.21 F      04/03/97      19,150,966
     20,400,000  U.S. Treasury Bills                                  5.24 F      05/08/97      20,040,505
     32,800,000  U.S. Treasury Bills                                  5.25 F      05/01/97      32,253,074
      2,200,000  U.S. Treasury Bills                                  5.28 F      05/22/97       2,156,744
      3,780,000  U.S. Treasury Bills                                  5.28 F      05/29/97       3,701,368
     10,000,000  U.S. Treasury Bills                                  5.37 F      08/21/97       9,671,656
                                                                                              ------------
                                                                                              $418,780,948

U.S. TREASURY NOTES - 2.66%
$    11,530,000  U.S. Treasury Notes                                  6.63 %      03/31/97    $ 11,564,840

                 TOTAL U.S. TREASURY SECURITIES                                               $430,345,788
                 (Cost $430,345,788)

U.S. TREASURY MONEY MARKET FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $430,345,788)* (Notes 1)                          99.02 %              $430,345,788
                 Other Assets and Liabilities, Net                        0.98                   4,277,763
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $434,623,551
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 F   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

VARIABLE RATE GOVERNMENT FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 90.22%
ADJUSTABLE RATE MORTGAGES - 89.35%
$    14,708,719  FHLMC #610237 (CMT)                                  7.39 %      10/01/25    $ 15,099,383
      6,451,145  FHLMC #755102 (CMT)                                  7.32        06/01/18       6,676,936
         35,646  FHLMC #845410 (CMT)                                  7.45        07/01/23          36,560
         15,834  FHLMC #845613 (CMT)                                  7.58        01/01/24          16,349
     15,294,695  FHLMC #846150 (CMT)                                  7.61        04/01/21      15,963,838
     10,263,410  FHLMC #846206 (CMT)                                  7.12        12/01/25      10,489,513
     13,478,041  FHLMC #845630                                        7.66        01/01/24      13,899,230
      3,789,238  FHLMC #845731                                        7.52        04/01/24       3,895,792
     19,043,696  FHLMC #846111                                        7.62        06/01/24      19,734,030
     28,604,093  FHLMC #846256                                        7.66        02/01/25      29,386,129
      9,584,563  FHLMC #846288                                        7.38        05/01/24       9,824,178
     16,634,712  FHLMC #846299                                        7.70        06/01/25      17,099,985
     12,053,872  FNMA #190591                                         7.86        01/01/24      12,490,825
     11,854,544  FNMA #303990                                         7.58        01/01/25      12,202,831
     16,569,969  FNMA #313100                                         6.06        10/01/26      16,992,503
      5,366,736  FNMA #333938 (CMT)                                   7.93        12/01/25       5,581,406
      8,605,453  FNMA #136014 (COFI)                                  6.14        05/01/18       8,973,508
     17,415,043  FNMA #313242                                         5.96        11/01/26      17,853,902
     25,454,668  FNMA #331477                                         7.56        03/01/25      26,186,490
     11,579,060  FNMA #334439                                         7.62        04/01/24      11,948,200
     10,369,186  FNMA #347213                                         5.25        06/01/26      10,563,608
     13,079,912  FNMA #348290                                         7.65        01/01/25      13,480,419
      7,516,209  FNMA #57733                                          6.09        02/01/17       7,445,782
      3,276,631  FNMA #57775                                          6.07        05/01/18       3,252,056
     10,759,645  FNMA #66397                                          6.17        03/01/18      10,658,827
     26,096,581  GNMA II #8793                                        7.00        01/20/26      26,704,109
     12,620,958  GNMA II #8705 (CMT)                                  7.13        09/20/25      12,906,949
      9,180,135  GNMA II #8443 (CMT)                                  7.13        06/20/24       9,378,059
      8,051,925  GNMA II #8358 (CMT)                                  6.50        01/20/24       8,196,618
                                                                                              ------------
                                                                                              $356,938,015

VARIABLE RATE GOVERNMENT FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. GOVERNMENT AGENCY SECURITIES - CONTINUED
REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 0.87%
$     3,295,848  FHLMC #1534                                          7.09 %      06/15/23    $  3,462,683

                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                      $360,400,698
                 (Cost $358,695,661)

U.S. TREASURY SECURITIES - 4.99%
U.S. TREASURY NOTES - 4.99%
$    20,000,000  U.S. Treasury Notes                                  5.63 %      11/30/98    $ 19,907,600
                 (Cost $19,931,955)

SHORT-TERM INSTRUMENTS - 3.17%
REPURCHASE AGREEMENTS - 3.17%
$       673,000  Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.58        01/02/97    $    673,000
     12,000,000  JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.37        01/02/97      12,000,000
                                                                                              ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                 $ 12,673,000
                 (Cost $12,673,000)

VARIABLE RATE GOVERNMENT FUND - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $391,300,616)* (Notes 1 and 3)                    98.38 %              $392,981,298
                 Other Assets and Liabilities, Net                        1.62                   6,482,572
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $399,463,870
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   2,110,445
Gross Unrealized Depreciation        (429,763)
                                -------------
NET UNREALIZED APPRECIATION     $   1,680,682
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

(THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996

                                                   ASSET       CALIFORNIA
                                              ALLOCATION         TAX-FREE
                                                    FUND        BOND FUND
 ........................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (See
    cost below)                              $85,368,813     $243,421,782
  Cash                                             8,141            1,391
Receivables:
  Dividends and Interest                         351,955        4,011,608
  Fund shares sold                                22,315           61,649
  Investment securities sold                           0                0
  Due from administrator (Note 2)                      0                0
Organizational expenses, net of
  amortization                                     6,686            1,294
Prepaid expenses                                       0          184,517
TOTAL ASSETS                                  85,757,910      247,682,241
LIABILITIES
Payables:
  Investment securities purchased                 13,167                0
  Distribution to shareholders                   442,989        1,034,894
  Fund shares redeemed                             2,968          279,190
  Due to sponsor and distributor (Note
    2)                                           105,032           33,708
  Due to advisor (Note 2)                         50,902          106,384
  Other                                          135,076           18,536
TOTAL LIABILITIES                                750,134        1,472,712
TOTAL NET ASSETS
                                             $85,007,776     $246,209,529
NET ASSETS CONSIST OF:
  Paid-in capital - Class A(1)               $46,990,292     $230,531,720
  Paid-in capital - Class D or I              22,987,136        7,382,100
  Undistributed (overdistributed) net
    investment income                                  0                0
  Undistributed net realized gain (loss)
    on investments                             1,358,022          294,260
  Net unrealized appreciation
    (depreciation) of investments             13,672,326        8,001,449
TOTAL NET ASSETS                             $85,007,776     $246,209,529
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $60,352,650     $239,703,322
Shares outstanding - Class A(1)                4,312,765       22,844,914
Net asset value per share - Class A(1)            $13.99           $10.49
Maximum offering price per share - Class
  A(1)                                            $14.65(2)        $10.98(2)
Net assets - Class D or I                    $24,655,126     $  6,506,207
Shares outstanding - Class D or I              1,415,178          474,921
Net asset value and offering price per
  share - Class D or I                            $17.42           $13.70
INVESTMENT AT COST (NOTE 3)                  $71,696,487     $235,420,333

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(4)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                               CALIFORNIA                                         SHORT-TERM
                                                 TAX-FREE                          MUNICIPAL     GOVERNMENT-
                                             MONEY MARKET       MONEY MARKET          INCOME       CORPORATE
                                                     FUND               FUND            FUND     INCOME FUND
 ...........................................................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (See
    cost below)                              $387,900,439     $1,141,443,324     $54,066,726     $14,013,091(4)
  Cash                                          2,038,373            301,525           1,923               0
Receivables:
  Dividends and Interest                        2,970,358          2,734,100         855,846          68,452
  Fund shares sold                                      0                  0               0               0
  Investment securities sold                            0                  0               0               0
  Due from administrator (Note 2)                       0                  0               0           7,397
Organizational expenses, net of
  amortization                                          0             30,279           5,867          55,656
Prepaid expenses                                      634             49,573               0               0
TOTAL ASSETS                                  392,909,804      1,144,558,801      54,930,362      14,144,596
LIABILITIES
Payables:
  Investment securities purchased                       0                  0               0               0
  Distribution to shareholders                    939,444          5,189,750         244,481          63,822
  Fund shares redeemed                                  0                  0         431,071               0
  Due to sponsor and distributor (Note
    2)                                            444,393            410,284          55,410          10,970
  Due to advisor (Note 2)                         118,068            305,944          13,864               0
  Other                                           120,925             33,354         106,407          47,179
TOTAL LIABILITIES                               1,622,830          5,939,332         851,233         121,971
TOTAL NET ASSETS
                                             $391,286,974     $1,138,619,469     $54,079,129     $14,022,625
NET ASSETS CONSIST OF:
  Paid-in capital - Class A(1)               $391,345,891     $  384,607,576     $44,922,766     $14,079,827
  Paid-in capital - Class D or I                      N/A        754,090,154      10,781,895             N/A
  Undistributed (overdistributed) net
    investment income                                   0                  0               0               0
  Undistributed net realized gain (loss)
    on investments                                (58,917)           (78,261)     (4,004,031)        (59,839)
  Net unrealized appreciation
    (depreciation) of investments                       0                  0       2,378,499           2,637
TOTAL NET ASSETS                             $391,286,974     $1,138,619,469     $54,079,129     $14,022,625
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $391,286,974     $  384,527,005     $44,326,308     $14,022,625
Shares outstanding - Class A(1)               391,345,199        384,605,312       4,134,833       2,815,117
Net asset value per share - Class A(1)              $1.00              $1.00          $10.72           $4.98
Maximum offering price per share - Class
  A(1)                                              $1.00              $1.00          $11.05(3)        $5.13(3)
Net assets - Class D or I                             N/A     $  754,092,464     $ 9,752,821             N/A
Shares outstanding - Class D or I                     N/A        754,092,376         671,800             N/A
Net asset value and offering price per
  share - Class D or I                                N/A              $1.00          $14.52             N/A
INVESTMENT AT COST (NOTE 3)                  $387,900,439     $1,141,443,324     $51,688,227             N/A

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(4)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996

                                             SHORT- TERM
                                               MUNICIPAL      SMALL CAP
                                                  INCOME       STRATEGY
                                                    FUND           FUND
 ......................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (See
    cost below)                              $26,708,324(4)  $4,612,947(4)
  Cash                                                 0              0
Receivables:
  Dividends and Interest                          97,511            945
  Fund shares sold                                     0              0
  Investment securities sold                           0              0
  Due from administrator (Note 2)                  7,553         10,690
Organizational expenses, net of
  amortization                                    49,132         79,489
Prepaid expenses                                       0              0
TOTAL ASSETS                                  26,862,520      4,704,071
LIABILITIES
Payables:
  Investment securities purchased                      0              0
  Distribution to shareholders                    88,090              0
  Fund shares redeemed                                 0         24,545
  Due to sponsor and distributor (Note
    2)                                            25,749         87,152
  Due to advisor (Note 2)                              0              0
  Other                                           35,178         30,398
TOTAL LIABILITIES                                149,017        142,095
TOTAL NET ASSETS
                                             $26,713,503     $4,561,976
NET ASSETS CONSIST OF:
  Paid-in capital - Class A(1)               $26,659,818     $2,910,925
  Paid-in capital - Class D or I                     N/A      1,599,620
  Undistributed (overdistributed) net
    investment income                                  0              0
  Undistributed net realized gain (loss)
    on investments                                 4,513        (88,195)
  Net unrealized appreciation
    (depreciation) of investments                 49,172        139,626
TOTAL NET ASSETS                             $26,713,503     $4,561,976
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $26,713,503     $2,935,101
Shares outstanding - Class A(1)                5,372,650        292,342
Net asset value per share - Class A(1)             $4.97         $10.04
Maximum offering price per share - Class
  A(1)                                             $5.12(3)      $10.51(2)
Net assets - Class D or I                            N/A     $1,626,875
Shares outstanding - Class D or I                    N/A        162,448
Net asset value and offering price per
  share - Class D or I                               N/A         $10.01
INVESTMENT AT COST (NOTE 3)                          N/A            N/A

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(4)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                                                     U.S.             U.S.
                                                STRATEGIC      GOVERNMENT         TREASURY     VARIABLE RATE
                                                   GROWTH          INCOME     MONEY MARKET        GOVERNMENT
                                                     FUND            FUND             FUND              FUND
 ...........................................................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (See
    cost below)                              $186,959,089(4)  $78,925,033     $430,345,788     $ 392,981,298
  Cash                                                  0           1,666        6,178,453           504,345
Receivables:
  Dividends and Interest                                0         934,938          195,163         2,976,107
  Fund shares sold                                 12,621               0                0                 0
  Investment securities sold                            0       8,061,029                0         5,516,975
  Due from administrator (Note 2)                       0               0                0                 0
Organizational expenses, net of
  amortization                                     20,725           5,821           12,726             7,934
Prepaid expenses                                   27,378           6,058            9,603            16,850
TOTAL ASSETS                                  187,019,813      87,934,545      436,741,733       402,003,509
LIABILITIES
Payables:
  Investment securities purchased                       0       7,877,500                0                 0
  Distribution to shareholders                          0         399,929        1,659,825         1,973,895
  Fund shares redeemed                            224,250             400                0            45,989
  Due to sponsor and distributor (Note
    2)                                            226,228          10,028          207,411           333,171
  Due to advisor (Note 2)                          13,709           7,810          102,155           148,517
  Other                                           265,930         109,762          148,791            38,067
TOTAL LIABILITIES                                 730,117       8,405,429        2,118,182         2,539,639
TOTAL NET ASSETS
                                             $186,289,696     $79,529,116     $434,623,551     $ 399,463,870
NET ASSETS CONSIST OF:
  Paid-in capital - Class A(1)               $117,318,177     $78,754,184     $277,803,925     $ 537,104,950
  Paid-in capital - Class D or I               48,668,091       3,224,424      156,779,902         6,515,392
  Undistributed (overdistributed) net
    investment income                                   0               0                0                 0
  Undistributed net realized gain (loss)
    on investments                             13,580,859      (2,448,723)          39,724      (145,837,154)
  Net unrealized appreciation
    (depreciation) of investments               6,722,569            (769)               0         1,680,682
TOTAL NET ASSETS                             $186,289,696     $79,529,116     $434,623,551     $ 399,463,870
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $131,226,263     $77,239,280     $277,815,962     $ 393,948,015
Shares outstanding - Class A(1)                 7,124,331       7,630,851      277,807,288        42,589,355
Net asset value per share - Class A(1)             $18.42          $10.12            $1.00             $9.25
Maximum offering price per share - Class
  A(1)                                             $19.29(2)       $10.60(2)         $1.00             $9.54(3)
Net assets - Class D or I                    $ 55,063,433     $ 2,289,836     $156,807,589     $   5,515,855
Shares outstanding - Class D or I               2,437,482         165,503      156,779,902           398,932
Net asset value and offering price per
  share - Class D or I                             $22.59          $13.84            $1.00            $13.83
INVESTMENT AT COST (NOTE 3)                           N/A     $78,925,802     $430,345,788     $ 391,300,616

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(4)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996

                                                   ASSET      CALIFORNIA
                                              ALLOCATION        TAX-FREE
                                                    FUND       BOND FUND
                                             ...........     ...........
INVESTMENT INCOME
  Dividends                                  $ 1,242,394     $         0
  Interest                                     1,290,357      14,893,768
  Expenses allocated from Master Series              N/A             N/A
TOTAL INVESTMENT INCOME                        2,532,751      14,893,768
EXPENSES (NOTE 2)
  Advisory fees                                  526,417       1,276,667
  Administration fees                             75,203         357,423
  Custody fees                                         0          45,448
  Shareholder servicing fees                      50,525          16,686
  Portfolio accounting fees                            0         112,934
  Transfer agency fees                            83,000         252,000
  Distribution fees                              289,056          33,376
  Amortization of organization expenses            4,220           1,171
  Legal and audit fees                            66,285          16,689
  Registration fees                               55,000           1,998
  Directors' fees                                  4,885           5,000
  Shareholder reports                             75,000          21,242
  Other                                            6,794          20,345
TOTAL EXPENSES                                 1,236,385       2,160,979
Less:
  Waived fees and reimbursed expenses           (106,058)       (275,934)
NET EXPENSES                                   1,130,327       1,885,045
NET INVESTMENT INCOME                          1,402,424      13,008,723
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               10,067,335       3,630,526
  Net change in unrealized appreciation
    (depreciation) of investments                460,902      (6,951,220)
NET GAIN (LOSS) ON INVESTMENTS                10,528,237      (3,320,694)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $11,930,661     $ 9,688,029

 ...............................................................................

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.
(2)  SEE NOTE 6.

The accompanying notes are an integral part of these financial statements.

                                                                                              SHORT-TER
                                              CALIFORNIA                                     GOVERNMENT-
                                                TAX-FREE                                     CORPORATE
                                                   MONEY           MONEY       MUNICIPAL       INCOME
                                             MARKET FUND     MARKET FUND     INCOME FUND         FUND
                                             ...........     ...........     ...........     ........
INVESTMENT INCOME
  Dividends                                  $         0     $         0     $         0     $      0
  Interest                                    11,930,401      56,188,687       3,897,301      654,198
  Expenses allocated from Master Series              N/A             N/A             N/A            0
TOTAL INVESTMENT INCOME                       11,930,401      56,188,687       3,897,301      654,198(2)
EXPENSES (NOTE 2)
  Advisory fees                                1,571,509       2,580,811         309,847            0
  Administration fees                            275,344       1,032,674          63,028       16,631
  Custody fees                                    64,347         177,958          11,726            0
  Shareholder servicing fees                           0               0          27,580            0
  Portfolio accounting fees                      131,377         267,331          59,396            0
  Transfer agency fees                            49,000          44,001         100,470            0
  Distribution fees                                    0       1,048,153         133,155       27,719
  Amortization of organization expenses                0           4,940          16,084       15,655
  Legal and audit fees                            36,069          89,817          31,385       30,208
  Registration fees                                4,426          30,579          44,495       10,017
  Directors' fees                                  5,549           4,929           5,000        5,005
  Shareholder reports                                  0          30,712          40,384       10,017
  Other                                           50,512           4,989          17,715        2,038
TOTAL EXPENSES                                 2,188,133       5,316,894         860,265      117,290
Less:
  Waived fees and reimbursed expenses               (463)       (143,994)       (290,298)     (76,752)
NET EXPENSES                                   2,187,670       5,172,900         569,967       40,538
NET INVESTMENT INCOME                          9,742,731      51,015,787       3,327,334      613,660
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                   13,211         115,019        (245,237)     (63,690)(1)
  Net change in unrealized appreciation
    (depreciation) of investments                      0               0      (1,169,068)     (11,931)(1)
NET GAIN (LOSS) ON INVESTMENTS                    13,211         115,019      (1,414,305)     (75,621)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $ 9,755,942     $51,130,806     $ 1,913,029     $538,039

 ...............................................................................

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.
(2)  SEE NOTE 6.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996

                                               SHORT-
                                                 TERM        SMALL
                                             MUNICIPAL         CAP
                                               INCOME     STRATEGY
                                                 FUND      FUND(1)
                                             ........     ........
INVESTMENT INCOME
  Dividends                                  $      0     $  2,081
  Interest                                    946,275        7,442
  Expenses allocated from Master Series             0       (8,578)
TOTAL INVESTMENT INCOME                       946,275(3)       945(3)
EXPENSES (NOTE 2)
  Advisory fees                                     0            0
  Administration fees                          32,565          907
  Custody fees                                      0            0
  Shareholder servicing fees                        0          754
  Portfolio accounting fees                         0            0
  Transfer agency fees                              0          635
  Distribution fees                            54,276        3,808
  Amortization of organization expenses        15,082        2,883
  Legal and audit fees                         30,071       18,825
  Registration fees                            10,000        8,688
  Directors' fees                               5,000        1,448
  Shareholder reports                          15,000        5,791
  Other                                         2,359        2,072
TOTAL EXPENSES                                164,353       45,811
Less:
  Waived fees and reimbursed expenses         (77,512)     (38,860)
NET EXPENSES                                   86,841        6,951
NET INVESTMENT INCOME                         859,434       (6,006)
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                 4,708(2)   (88,195)(2)
  Net change in unrealized appreciation
    (depreciation) of investments             (81,904)(2)  139,626(2)
NET GAIN (LOSS) ON INVESTMENTS                (77,196)      51,431
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $782,238     $ 45,425

 ...............................................................................

(1)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER16, 1996.
(2)  ALLOCATED FROM THE MASTER PORTFOLIO.
(3)  SEE NOTE 6.

The accompanying notes are an integral part of these financial statements.

                                                                                    U.S.        VARIABLE
                                                                    U.S.        TREASURY            RATE
                                               STRATEGIC      GOVERNMENT           MONEY      GOVERNMENT
                                             GROWTH FUND     INCOME FUND     MARKET FUND            FUND
                                             ...........     ...........     ...........     ...........
INVESTMENT INCOME
  Dividends                                  $   152,020     $         0     $         0     $         0
  Interest                                       409,487       3,021,001      20,555,308      33,620,695
  Expenses allocated from Master Series         (739,377)            N/A             N/A             N/A
TOTAL INVESTMENT INCOME                         (177,870)(3)   3,021,001      20,555,308      33,620,695
EXPENSES (NOTE 2)
  Advisory fees                                   59,742         213,617       1,004,407       2,696,450
  Administration fees                            211,420          42,724         401,763         639,292
  Custody fees                                     3,539          16,191          73,106         109,092
  Shareholder servicing fees                     110,673           6,135               0          17,944
  Portfolio accounting fees                       10,685          52,009         141,897         169,398
  Transfer agency fees                           166,001          64,114          37,000         104,175
  Distribution fees                              551,656          11,986         696,968       1,366,200
  Amortization of organization expenses           14,851           3,506          10,856           5,060
  Legal and audit fees                            33,781          33,103          44,548         110,701
  Registration fees                               52,787          65,129          35,000          40,050
  Directors' fees                                  3,000           5,009           3,500           5,009
  Shareholder reports                             88,525          50,091          16,999          23,243
  Other                                            5,508          28,333          10,050          53,269
TOTAL EXPENSES                                 1,312,168         591,947       2,476,094       5,339,883
Less:
  Waived fees and reimbursed expenses            (39,153)       (187,373)       (213,585)       (558,042)
NET EXPENSES                                   1,273,015         404,574       2,262,509       4,781,841
NET INVESTMENT INCOME                         (1,450,885)      2,616,427      18,292,799      28,838,854
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               12,997,935(2)     (499,201)         89,127      (4,577,544)
  Net change in unrealized appreciation
    (depreciation) of investments             (4,523,410)(2)    (979,155)              0      (1,951,636)
NET GAIN (LOSS) ON INVESTMENTS                 8,474,525      (1,478,356)         89,127      (6,529,180)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $ 7,023,640     $ 1,138,071     $18,381,926     $22,309,674

 ...............................................................................

(2)  ALLOCATED FROM THE MASTER PORTFOLIO.
(3)  SEE NOTE 6.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   ASSET ALLOCATION FUND
                                             ...........................
                                                 For the         For the
                                              Year Ended      Year Ended
                                                Dec. 31,        Dec. 31,
                                                    1996            1995
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $ 1,402,424     $ 1,158,174
  Net realized gain (loss) on sale of
    investments                               10,067,335       2,440,725
  Net change in unrealized appreciation
    (depreciation) of investments                460,902      14,291,076
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                               11,930,661      17,889,975
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                   (1,128,185)       (996,012)
    Class D or I                                (274,239)       (162,162)
  In excess of net investment income
    Class A                                            0               0
    Class D or I                                       0               0
  From net realized gain on sales of
    investments
    Class A                                   (6,814,078)     (1,201,148)
    Class D or I                              (2,767,279)       (367,533)
  In excess of realized gain on sales of
    investments
    Class A                                            0               0
    Class D or I                                       0               0
  From tax return of capital
    Class A                                            0               0
    Class D or I                                       0               0
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold - Class A
    (1)                                        9,154,800       4,025,824
  Reinvestment of dividends - Class A
    (1)                                        6,367,210       5,040,708
  Cost of shares redeemed - Class A (1)       (8,048,045)     (9,469,024)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A (1)                     7,473,965        (402,492)
  Proceeds from shares sold - Class D or
    I                                          9,098,246       5,176,687
  Reinvestment of dividends - Class D or
    I                                          1,942,667       1,070,410
  Cost of shares redeemed - Class D or I      (2,535,609)     (3,031,687)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                    8,505,304       3,215,410
INCREASE (DECREASE) IN NET ASSETS             16,926,149      17,976,038
NET ASSETS:
  Beginning net assets                        68,081,627      50,105,589
  ENDING NET ASSETS                          $85,007,776     $68,081,627
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A (1)                      626,835         324,722
  Shares issued in reinvestment of
    dividends - Class A (1)                      455,598         441,179
  Shares redeemed - Class A (1)                 (547,890)       (766,534)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A (1)                        534,543            (633)
  Shares sold - Class D or I                     501,829         328,419
  Shares issued in reinvestment of
    dividends - Class D or I                     112,003          75,254
  Shares redeemed - Class D or I                (138,443)       (202,929)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR I                       475,389         200,744

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

                                             CALIFORNIA TAX-FREE BOND FUND           CALIFORNIA TAX-FREE MONEY
                                             .............................                         MARKET FUND
                                                  For the          For the     ...............................
                                               Year Ended       Year Ended           For the           For the
                                                 Dec. 31,         Dec. 31,        Year Ended        Year Ended
                                                     1996             1995     Dec. 31, 1996     Dec. 31, 1995
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $ 13,008,723     $ 15,823,355     $   9,742,731     $   9,525,192
  Net realized gain (loss) on sale of
    investments                                 3,630,526       11,707,680            13,211             8,582
  Net change in unrealized appreciation
    (depreciation) of investments              (6,951,220)      15,517,216                 0                 0
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 9,688,029       43,048,251         9,755,942         9,533,774
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                   (12,719,724)     (15,466,590)       (9,742,731)       (9,525,192)
    Class D or I                                 (288,999)        (356,764)              N/A               N/A
  In excess of net investment income
    Class A                                             0                0                 0                 0
    Class D or I                                        0                0               N/A               N/A
  From net realized gain on sales of
    investments
    Class A                                    (3,536,604)      (9,468,118)                0                 0
    Class D or I                                  (93,922)        (245,016)              N/A               N/A
  In excess of realized gain on sales of
    investments
    Class A                                    (1,650,016)               0                 0                 0
    Class D or I                                  (50,270)               0               N/A               N/A
  From tax return of capital
    Class A                                             0                0                 0                 0
    Class D or I                                        0                0               N/A               N/A
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold - Class A
    (1)                                        11,398,703       13,066,837       989,271,782       659,698,172
  Reinvestment of dividends - Class A
    (1)                                         9,865,419       17,283,285         3,431,592         2,986,292
  Cost of shares redeemed - Class A (1)       (41,495,204)     (52,153,705)     (957,297,444)     (595,234,606)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A (1)                    (20,231,082)     (21,803,583)       35,405,930        67,449,858
  Proceeds from shares sold - Class D or
    I                                           1,595,401        1,423,486               N/A               N/A
  Reinvestment of dividends - Class D or
    I                                             209,559          397,321               N/A               N/A
  Cost of shares redeemed - Class D or I       (2,127,643)      (2,565,176)              N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                      (322,683)        (744,369)              N/A               N/A
INCREASE (DECREASE) IN NET ASSETS             (29,205,271)      (5,036,189)       35,419,141        67,458,440
NET ASSETS:
  Beginning net assets                        275,414,800      280,450,989       355,867,833       288,409,393
  ENDING NET ASSETS                          $246,209,529     $275,414,800     $ 391,286,974     $ 355,867,833
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A (1)                     1,083,239        1,213,665       989,271,083       659,698,172
  Shares issued in reinvestment of
    dividends - Class A (1)                       935,506        1,620,338         3,431,592         2,986,292
  Shares redeemed - Class A (1)                (3,923,454)      (4,864,665)     (957,297,441)     (595,234,606)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A (1)                      (1,904,709)      (2,030,662)       35,405,234        67,449,858
  Shares sold - Class D or I                      115,559          102,025               N/A               N/A
  Shares issued in reinvestment of
    dividends - Class D or I                       15,218           28,596               N/A               N/A
  Shares redeemed - Class D or I                 (154,787)        (183,326)              N/A               N/A
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR I                        (24,010)         (52,705)              N/A               N/A


                                                               MONEY MARKET FUND
                                             ...................................
                                                     For the             For the
                                                  Year Ended          Year Ended
                                               Dec. 31, 1996       Dec. 31, 1995
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $    51,015,787     $    26,438,943
  Net realized gain (loss) on sale of
    investments                                      115,019            (155,089)
  Net change in unrealized appreciation
    (depreciation) of investments                          0                   0
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                   51,130,806          26,283,854
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                      (20,095,416)        (18,371,046)
    Class D or I                                 (30,920,371)         (8,067,897)
  In excess of net investment income
    Class A                                                0                   0
    Class D or I                                           0                   0
  From net realized gain on sales of
    investments
    Class A                                                0                   0
    Class D or I                                           0                   0
  In excess of realized gain on sales of
    investments
    Class A                                                0                   0
    Class D or I                                           0                   0
  From tax return of capital
    Class A                                                0                   0
    Class D or I                                           0                   0
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold - Class A
    (1)                                        2,266,030,281       1,969,443,796
  Reinvestment of dividends - Class A
    (1)                                            8,654,713           8,012,050
  Cost of shares redeemed - Class A (1)       (2,265,443,706)     (1,910,005,001)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A (1)                         9,241,288          67,450,845
  Proceeds from shares sold - Class D or
    I                                          2,542,261,944         918,045,967
  Reinvestment of dividends - Class D or
    I                                             26,404,912           6,132,104
  Cost of shares redeemed - Class D or I      (2,138,796,870)       (611,195,414)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                      429,869,986         312,982,657
INCREASE (DECREASE) IN NET ASSETS                439,226,293         380,278,413
NET ASSETS:
  Beginning net assets                           699,393,176         319,114,763
  ENDING NET ASSETS                          $ 1,138,619,469     $   699,393,176
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A (1)                    2,266,030,281       1,969,427,483
  Shares issued in reinvestment of
    dividends - Class A (1)                        8,654,713           8,012,052
  Shares redeemed - Class A (1)               (2,265,443,706)     (1,909,990,912)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A (1)                          9,241,288          67,448,623
  Shares sold - Class D or I                   2,542,261,944         918,035,650
  Shares issued in reinvestment of
    dividends - Class D or I                      26,404,912           6,132,104
  Shares redeemed - Class D or I              (2,138,796,870)       (611,182,876)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR I                       429,869,986         312,984,878

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     MUNICIPAL INCOME FUND
                                             .............................
                                                  For the          For the
                                               Year Ended       Year Ended
                                                 Dec. 31,         Dec. 31,
                                                     1996             1995
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $  3,327,334     $  4,411,872
  Net realized gain (loss) on sale of
    investments                                  (245,237)        (157,864)
  Net change in unrealized appreciation
    (depreciation) of investments              (1,169,068)       8,364,389
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 1,913,029       12,618,397
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                    (2,799,470)      (3,711,863)
    Class D or I                                 (527,864)        (700,009)
  In excess of net investment income
    Class A                                             0                0
    Class D or I                                        0                0
  From net realized gain on sales of
    investments
    Class A                                             0                0
    Class D or I                                        0                0
  In excess of realized gain on sales of
    investments
    Class A                                             0                0
    Class D or I                                        0                0
  From tax return of capital
    Class A                                             0                0
    Class D or I                                        0                0
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold - Class A
    (1)                                         1,939,494        2,879,523
  Reinvestment of dividends - Class A
    (1)                                         1,286,152        1,817,939
  Cost of shares redeemed - Class A (1)       (16,163,244)     (26,842,190)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A (1)                    (12,937,598)     (22,144,728)
  Proceeds from shares sold - Class D or
    I                                             828,882          444,177
  Reinvestment of dividends - Class D or
    I                                             175,875          263,711
  Cost of shares redeemed - Class D or I       (3,284,233)      (5,395,020)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                    (2,279,476)      (4,687,132)
INCREASE (DECREASE) IN NET ASSETS             (16,631,379)     (18,625,335)
NET ASSETS:
  Beginning net assets                         70,710,508       89,335,843
  ENDING NET ASSETS                          $ 54,079,129     $ 70,710,508
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A (1)                       181,822          276,270
  Shares issued in reinvestment of
    dividends - Class A (1)                       120,347          174,511
  Shares redeemed - Class A (1)                (1,514,411)      (2,549,296)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A (1)                      (1,212,242)      (2,098,515)
  Shares sold - Class D or I                       57,300           31,359
  Shares issued in reinvestment of
    dividends - Class D or I                       12,152           18,704
  Shares redeemed - Class D or I                 (226,734)        (379,181)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR I                       (157,282)        (329,118)

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

                                                                                                               SMALL CAP
                                                                                                                STRATEGY
                                                                                                                    FUND
                                                              SHORT-TERM                                      ..........
                                             GOVERNMENT-CORPORATE INCOME       SHORT-TERM MUNICPAL INCOME     From Sept.
                                                                    FUND                             FUND       16, 1996
                                             ...........................     ............................     (commencement
                                                                                                              of
                                                  For the        For the          For the         For the     operations)
                                               Year Ended     Year Ended       Year Ended      Year Ended     to
                                                 Dec. 31,       Dec. 31,         Dec. 31,        Dec. 31,       Dec. 31,
                                                     1996           1995             1996            1995           1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $    613,660     $  143,733     $    859,434     $   569,000     $   (6,006)
  Net realized gain (loss) on sale of
    investments                                   (63,690)         3,975            4,708          19,197        (88,195)
  Net change in unrealized appreciation
    (depreciation) of investments                 (11,931)        15,944          (81,904)        159,456        139,626
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                   538,039        163,652          782,238         747,653         45,425
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                      (613,660)      (143,733)        (859,434)       (569,000)             0
    Class D or I                                      N/A            N/A              N/A             N/A              0
  In excess of net investment income
    Class A                                             0              0                0               0              0
    Class D or I                                      N/A            N/A              N/A             N/A              0
  From net realized gain on sales of
    investments
    Class A                                             0           (123)               0         (18,317)             0
    Class D or I                                      N/A            N/A              N/A             N/A              0
  In excess of realized gain on sales of
    investments
    Class A                                             0              0                0               0              0
    Class D or I                                      N/A            N/A              N/A             N/A              0
  From tax return of capital
    Class A                                             0              0                0               0              0
    Class D or I                                      N/A            N/A              N/A             N/A              0
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold - Class A
    (1)                                        23,550,292      6,608,129       20,946,410      13,131,189      3,117,624
  Reinvestment of dividends - Class A
    (1)                                           368,319         62,845          780,444         559,579              0
  Cost of shares redeemed - Class A (1)       (15,774,832)      (832,585)     (11,422,620)     (9,142,984)      (204,264)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A (1)                      8,143,779      5,838,389       10,304,234       4,547,784      2,913,360
  Proceeds from shares sold - Class D or
    I                                                 N/A            N/A              N/A             N/A      1,812,007
  Reinvestment of dividends - Class D or
    I                                                 N/A            N/A              N/A             N/A              0
  Cost of shares redeemed - Class D or I              N/A            N/A              N/A             N/A       (208,816)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                           N/A            N/A              N/A             N/A      1,603,191
INCREASE (DECREASE) IN NET ASSETS               8,068,158      5,858,185       10,227,038       4,708,120      4,561,976
NET ASSETS:
  Beginning net assets                          5,954,467         96,282       16,486,465      11,778,345              0
  ENDING NET ASSETS                          $ 14,022,625     $5,954,467     $ 26,713,503     $16,486,465     $4,561,976
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A (1)                     4,726,783      1,319,177        4,213,144       2,632,568        313,258
  Shares issued in reinvestment of
    dividends - Class A (1)                        73,914         12,545          156,919         112,388              0
  Shares redeemed - Class A (1)                (3,170,650)      (166,185)      (2,299,217)     (1,834,871)       (20,916)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A (1)                       1,630,047      1,165,537        2,070,846         910,085        292,342
  Shares sold - Class D or I                          N/A            N/A              N/A             N/A        184,164
  Shares issued in reinvestment of
    dividends - Class D or I                          N/A            N/A              N/A             N/A              0
  Shares redeemed - Class D or I                      N/A            N/A              N/A             N/A        (21,716)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR I                            N/A            N/A              N/A             N/A        162,448

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     STRATEGIC GROWTH FUND
                                             .............................
                                                  For the          For the
                                               Year Ended       Year Ended
                                                 Dec. 31,         Dec. 31,
                                                  1996(2)             1995
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $ (1,450,885)    $   (606,322)
  Net realized gain (loss) on sale of
    investments                                12,997,935       10,895,873
  Net change in unrealized appreciation
    (depreciation) of investments              (4,523,410)       8,601,611
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 7,023,640       18,891,162
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                             0                0
    Class D or I                                        0                0
  In excess of net investment income
    Class A                                             0                0
    Class D or I                                        0                0
  From net realized gain on sales of
    investments
    Class A                                      (941,378)      (6,182,997)
    Class D or I                                 (415,927)      (2,772,646)
  In excess of realized gain on sales of
    investments
    Class A                                             0                0
    Class D or I                                        0                0
  From tax return of capital
    Class A                                             0                0
    Class D or I                                        0                0
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold - Class A
    (1)                                       154,071,907       36,545,391
  Reinvestment of dividends - Class A
    (1)                                           728,971        4,705,176
  Cost of shares redeemed - Class A (1)       (86,486,498)     (15,571,514)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A (1)                     68,314,380       25,679,053
  Proceeds from shares sold - Class D or
    I                                         110,701,166       11,752,195
  Reinvestment of dividends - Class D or
    I                                             176,740        1,754,560
  Cost of shares redeemed - Class D or I      (83,911,395)      (5,858,015)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                    26,966,511        7,648,740
INCREASE (DECREASE) IN NET ASSETS             100,947,226       43,263,312
NET ASSETS:
  Beginning net assets                         85,342,470       42,079,158
  ENDING NET ASSETS                          $186,289,696     $ 85,342,470
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A (1)                     8,224,812        2,168,399
  Shares issued in reinvestment of
    dividends - Class A (1)                        38,619          292,301
  Shares redeemed - Class A (1)                (4,647,225)        (965,246)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A (1)                       3,616,206        1,495,454
  Shares sold - Class D or I                    4,803,786          552,068
  Shares issued in reinvestment of
    dividends - Class D or I                        7,629           88,848
  Shares redeemed - Class D or I               (3,640,411)        (301,590)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR I                      1,171,004          339,326

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2)  SEE NOTE 5.

The accompanying notes are an integral part of these financial statements.

                                                                                                                         VARIABLE
                                                                                                                             RATE
                                               U.S. GOVERNMENT INCOME FUND                                             GOVERNMENT
                                                                                 U.S. TREASURY MONEY MARKET FUND             FUND
                                             .............................     .................................     ............
                                                  For the          For the                                                For the
                                               Year Ended       Year Ended             For the           For the       Year Ended
                                                 Dec. 31,         Dec. 31,          Year Ended        Year Ended         Dec. 31,
                                                     1996             1995       Dec. 31, 1996     Dec. 31, 1995             1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $  2,616,427     $  2,535,336     $    18,292,799     $  11,533,065     $ 28,838,854
  Net realized gain (loss) on sale of
    investments                                  (499,201)        (736,709)             89,127           (13,382)      (4,577,544)
  Net change in unrealized appreciation
    (depreciation) of investments                (979,155)       4,863,922                   0                 0       (1,951,636)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 1,138,071        6,662,549          18,381,926        11,519,683       22,309,674
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                    (2,481,512)      (2,334,261)        (12,422,629)       (9,781,347)     (26,355,616)
    Class D or I                                 (134,915)        (201,075)         (5,870,170)       (1,751,718)        (327,816)
  In excess of net investment income
    Class A                                             0                0                   0                 0                0
    Class D or I                                        0                0                   0                 0                0
  From net realized gain on sales of
    investments
    Class A                                             0                0             (15,959)                0                0
    Class D or I                                        0                0              (7,621)                0                0
  In excess of realized gain on sales of
    investments
    Class A                                             0                0                   0                 0                0
    Class D or I                                        0                0                   0                 0                0
  From tax return of capital
    Class A                                             0                0                   0                 0       (2,128,910)
    Class D or I                                        0                0                   0                 0          (26,512)
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold - Class A
    (1)                                        60,822,363        4,782,569       2,168,619,387       746,154,757       13,360,648
  Reinvestment of dividends - Class A
    (1)                                         1,102,521          620,986           3,858,257         4,323,454        6,013,951
  Cost of shares redeemed - Class A (1)       (13,841,571)     (14,528,380)     (2,093,456,183)     (746,737,367)    (272,864,909)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A (1)                     48,083,313       (9,124,825)         79,021,461         3,740,844     (253,490,310)
  Proceeds from shares sold - Class D or
    I                                             357,679          190,856         515,834,680       496,751,048       82,466,303
  Reinvestment of dividends - Class D or
    I                                              73,898          116,849           5,208,358         1,309,335          184,258
  Cost of shares redeemed - Class D or I         (771,274)      (1,606,274)       (427,392,856)     (438,830,786)     (84,794,106)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                      (339,697)      (1,298,569)         93,650,182        59,229,597       (2,143,545)
INCREASE (DECREASE) IN NET ASSETS              46,265,260       (6,296,181)        172,737,190        62,957,059     (262,163,035)
NET ASSETS:
  Beginning net assets                         33,263,856       39,560,037         261,886,361       198,929,302      661,626,905
  ENDING NET ASSETS                          $ 79,529,116     $ 33,263,856     $   434,623,551     $ 261,886,361     $399,463,870
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A (1)                     6,055,576          472,576       2,168,619,388       746,154,757        1,440,106
  Shares issued in reinvestment of
    dividends - Class A (1)                       107,850           60,905           3,858,257         4,323,454          648,270
  Shares redeemed - Class A (1)                (1,358,313)      (1,418,306)     (2,093,452,821)     (746,737,367)     (29,451,100)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A (1)                       4,805,113         (884,825)         79,024,824         3,740,844      (27,362,724)
  Shares sold - Class D or I                       25,817           13,647         515,834,680       496,751,048        5,964,908
  Shares issued in reinvestment of
    dividends - Class D or I                        5,293            8,425           5,208,358         1,309,335           13,296
  Shares redeemed - Class D or I                  (55,042)        (114,517)       (427,392,856)     (438,830,787)      (6,132,463)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR I                        (23,932)         (92,445)         93,650,182        59,229,596         (154,259)


                                                 For the
                                              Year Ended
                                           Dec. 31, 1995
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                   $   46,797,498
  Net realized gain (loss) on sale of
    investments                               (7,586,997)
  Net change in unrealized appreciation
    (depreciation) of investments             23,216,208
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                               62,426,709
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                  (46,275,296)
    Class D or I                                (522,203)
  In excess of net investment income
    Class A                                            0
    Class D or I                                       0
  From net realized gain on sales of
    investments
    Class A                                            0
    Class D or I                                       0
  In excess of realized gain on sales of
    investments
    Class A                                            0
    Class D or I                                       0
  From tax return of capital
    Class A                                            0
    Class D or I                                       0
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold - Class A
    (1)                                       12,727,285
  Reinvestment of dividends - Class A
    (1)                                       10,963,115
  Cost of shares redeemed - Class A (1)     (600,782,109)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A (1)                  (577,091,709)
  Proceeds from shares sold - Class D or
    I                                            282,762
  Reinvestment of dividends - Class D or
    I                                            231,329
  Cost of shares redeemed - Class D or I      (5,190,680)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                   (4,676,589)
INCREASE (DECREASE) IN NET ASSETS           (566,139,088)
NET ASSETS:
  Beginning net assets                     1,227,765,993
  ENDING NET ASSETS                       $  661,626,905
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A (1)                    1,367,861
  Shares issued in reinvestment of
    dividends - Class A (1)                    1,180,210
  Shares redeemed - Class A (1)              (64,851,613)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A (1)                    (62,303,542)
  Shares sold - Class D or I                      20,310
  Shares issued in reinvestment of
    dividends - Class D or I                      16,653
  Shares redeemed - Class D or I                (373,247)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR I                      (336,284)

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   ASSET ALLOCATION FUND
                                       .................................................
                                                                                 CLASS A
                                       .................................................
                                          Year Ended        Year Ended        Year Ended
                                       Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $13.76            $10.67            $11.90
                                       -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.29              0.28              0.31
  Net realized and unrealized gain
    (loss) on investments                       2.02              3.42             (0.39)
                                              ------            ------            ------
TOTAL FROM INVESTMENT OPERATIONS                2.31              3.70             (0.08)
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.29)            (0.28)            (0.31)
  Distributions from net realized
    gain                                       (1.79)            (0.33)            (0.84)
  Tax return of capital                            0                 0                 0
                                              ------            ------            ------
TOTAL FROM DISTRIBUTIONS                       (2.08)            (0.61)            (1.15)
                                       -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                $13.99            $13.76            $10.67
                                       -------------     -------------     -------------
                                       -------------     -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                17.04%            34.71%             0.68%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)            $60,353           $52,007           $40,308
  Number of shares outstanding, end
    of period (000)                            4,313             3,778             3,779
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                  1.31%             1.30%             1.30%
  Ratio of net investment income to
    average net assets(2)                      2.06%             2.07%             2.41%
Portfolio turnover                               67%               47%               50%
Average commission rate paid(3)              $0.0227               N/A               N/A
 .......................................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                    1.44%             1.35%             1.38%

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   1.93%             2.02%             2.33%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                        ASSET ALLOCATION FUND (CONT.)
                                .....................................................................................
                                                CLASS A (CONT.)                                            CLASS D(4)
                                ...............................     .................................................
                                   Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                Dec. 31, 1993     Dec. 31, 1992     Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $11.45            $11.95            $17.10            $13.26            $14.75
                                -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.30              0.47              0.22              0.20              0.25
  Net realized and
    unrealized gain (loss)
    on investments                       1.12              0.36              2.54              4.24             (0.45)
                                       ------            ------            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                               1.42              0.83              2.76              4.44             (0.20)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.30)            (0.63)            (0.22)            (0.20)            (0.25)
  Distributions from net
    realized gain                       (0.67)            (0.70)            (2.22)            (0.40)            (1.04)
  Tax return of capital                     0                 0                 0                 0                 0
                                       ------            ------            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (0.97)            (1.33)            (2.44)            (0.60)            (1.29)
                                -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $11.90            $11.45            $17.42            $17.10            $13.26
                                -------------     -------------     -------------     -------------     -------------
                                -------------     -------------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                           12.54%             7.44%            16.37%            33.72%             (1.38)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                             $53,124           $41,165           $24,655           $16,075            $9,798
  Number of shares
    outstanding, end of
    period (000)                        4,465             3,596             1,415               940               739
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)               1.36%             1.25%             2.05%             2.05%             2.01%
  Ratio of net investment
    income to average net
    assets(2)                           2.64%             4.08%             1.35%             1.30%             1.75%
Portfolio turnover                        53%               38%               67%               47%               50%
Average commission rate
  paid(3)                                 N/A               N/A           $0.0227               N/A               N/A
 ....................................................................................................................

(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:                 1.47%             1.71%             2.20%             2.17%             2.20%

(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                            2.53%             3.62%             1.20%             1.18%             1.56%


                               Period Ended
                              Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $15.00
                              -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.07
  Net realized and
    unrealized gain (loss)
    on investments                     0.61
                                     ------
TOTAL FROM INVESTMENT
OPERATIONS                             0.68
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.10)
  Distributions from net
    realized gain                     (0.83)
  Tax return of capital                   0
                                     ------
TOTAL FROM DISTRIBUTIONS              (0.93)
                              -------------
NET ASSET VALUE, END OF
 PERIOD                              $14.75
                              -------------
                              -------------
TOTAL RETURN (NOT
ANNUALIZED)*                          4.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $8,996
  Number of shares
    outstanding, end of
    period (000)                        610
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)             0.96%
  Ratio of net investment
    income to average net
    assets(2)                         0.53%
Portfolio turnover                      53%
Average commission rate
  paid(3)                               N/A
 ...........................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:               1.12%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                          0.37%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           CALIFORNIA TAX-FREE BOND FUND
                                       .................................................
                                                                                 CLASS A
                                       .................................................
                                          Year Ended        Year Ended        Year Ended
                                       Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $10.84            $10.20            $11.47
                                       -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.54              0.60              0.64
  Net realized and unrealized gain
    (loss) on investments                      (0.12)             1.03             (1.13)
                                              ------            ------            ------
TOTAL FROM INVESTMENT OPERATIONS                0.42              1.63             (0.49)
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.54)            (0.60)            (0.64)
  Distributions from net realized
    gain                                       (0.23)            (0.39)            (0.14)
  Tax return of capital                            0                 0                 0
                                              ------            ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.77)            (0.99)            (0.78)
                                       -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                $10.49            $10.84            $10.20
                                       -------------     -------------     -------------
                                       -------------     -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 4.03%            16.38%             (4.32)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)           $239,703          $268,352          $273,105
  Number of shares outstanding, end
    of period (000)                           22,845            24,750            26,780
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                  0.71%             0.58%             0.50%
  Ratio of net investment income to
    average net assets(2)                      5.08%             5.59%             5.87%
Portfolio turnover                               19%               38%                4%
Average commission rate paid(3)                  N/A               N/A               N/A
 .......................................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                    0.82%             0.78%             0.95%

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   4.97%             5.39%             5.42%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                CALIFORNIA TAX-FREE BOND FUND (CONT.)
                                .....................................................................................
                                                CLASS A (CONT.)                                            CLASS D(4)
                                ...............................     .................................................
                                   Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                Dec. 31, 1993     Dec. 31, 1992     Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $10.92            $10.73            $14.16            $13.32            $14.98
                                -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.63              0.68              0.60              0.68              0.73
  Net realized and
    unrealized gain (loss)
    on investments                       0.75              0.26             (0.16)             1.35             (1.47)
                                       ------            ------            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                               1.38              0.94              0.44              2.03             (0.74)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.63)            (0.68)            (0.60)            (0.68)            (0.73)
  Distributions from net
    realized gain                       (0.20)            (0.07)            (0.30)            (0.51)            (0.19)
  Tax return of capital                     0                 0                 0                 0                 0
                                       ------            ------            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (0.83)            (0.75)            (0.90)            (1.19)            (0.92)
                                -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $11.47            $10.92            $13.70            $14.16            $13.32
                                -------------     -------------     -------------     -------------     -------------
                                -------------     -------------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                           12.98%             9.01%             3.24%            15.58%             5.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $361,779          $375,376            $6,506            $7,063            $7,346
  Number of shares
    outstanding, end of
    period (000)                       31,529            34,376               475               499               552
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)               0.69%             0.50%             1.46%             1.30%             1.20%
  Ratio of net investment
    income to average net
    assets(2)                           5.54%             6.24%             4.33%             4.87%             5.15%
Portfolio turnover                        10%               24%               19%               38%                4%
Average commission rate
  paid(3)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:                 0.85%             0.85%             1.59%             1.57%             1.82%

(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                            5.38%             5.89%             4.20%             4.60%             4.53%


                               Period Ended
                              Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $15.00
                              -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.34
  Net realized and
    unrealized gain (loss)
    on investments                     0.24
                                     ------
TOTAL FROM INVESTMENT
OPERATIONS                             0.58
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.34)
  Distributions from net
    realized gain                     (0.26)
  Tax return of capital                   0
                                     ------
TOTAL FROM DISTRIBUTIONS              (0.60)
                              -------------
NET ASSET VALUE, END OF
 PERIOD                              $14.98
                              -------------
                              -------------
TOTAL RETURN (NOT
ANNUALIZED)*                          3.92%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $7,641
  Number of shares
    outstanding, end of
    period (000)                        510
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)             1.32%
  Ratio of net investment
    income to average net
    assets(2)                         4.50%
Portfolio turnover                      10%
Average commission rate
  paid(3)                               N/A
 ...........................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:               1.61%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                          4.21%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                   CALIFORNIA TAX-FREE MONEY MARKET FUND
                                       .................................................
                                          Year Ended        Year Ended        Year Ended
                                       Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
NET ASSET VALUE, BEGINNING OF
 PERIOD                                        $1.00             $1.00             $1.00
                                              ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.03              0.03              0.02
  Net realized and unrealized gain
    (loss) on investments                          0                 0                 0
                                               -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS                0.03              0.03              0.02
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.03)            (0.03)            (0.02)
  Distributions from net realized
    gain                                           0                 0                 0
  Tax return of capital                            0                 0                 0
                                               -----             -----             -----
TOTAL FROM DISTRIBUTIONS                       (0.03)            (0.03)            (0.02)
                                              ------            ------            ------
NET ASSET VALUE, END OF PERIOD                 $1.00             $1.00             $1.00
                                              ------            ------            ------
                                              ------            ------            ------
TOTAL RETURN (NOT ANNUALIZED)                  2.81%             3.25%             2.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)           $391,287          $355,868          $288,409
  Number of shares outstanding, end
    of period (000)                          391,345           355,940           288,409
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                  0.63%             0.68%             0.68%
  Ratio of net investment income to
    average net assets(2)                      2.79%             3.20%             2.17%
Portfolio turnover                               N/A               N/A               N/A
Average commission rate paid(3)                  N/A               N/A               N/A
 .......................................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                    0.63%             0.68%             0.70%

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   2.79%             3.20%             2.15%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

The accompanying notes are an integral part of these financial statements.

                                                                                                    MONEY MARKET FUND
                                      CALIFORNIA TAX-FREE MONEY     .................................................
                                            MARKET FUND (CONT.)                                               CLASS A
                                ...............................     .................................................
                                   Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                Dec. 31, 1993     Dec. 31, 1992     Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.02              0.03              0.05              0.05              0.04
  Net realized and
    unrealized gain (loss)
    on investments                          0                 0                 0                 0                 0
                                        -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT
OPERATIONS                               0.02              0.03              0.05              0.05              0.04
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.02)            (0.03)            (0.05)            (0.05)            (0.04)
  Distributions from net
    realized gain                           0                 0                 0                 0                 0
  Tax return of capital                     0                 0                 0                 0                 0
                                        -----             -----             -----             -----             -----
TOTAL FROM DISTRIBUTIONS                (0.02)            (0.03)            (0.05)            (0.05)            (0.04)
                                       ------            ------            ------            ------            ------
NET ASSET VALUE, END OF
 PERIOD                                 $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
                                       ------            ------            ------            ------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                            1.84%             2.54%             4.89%             5.44%             3.70%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $397,712          $363,067          $384,527          $375,218          $307,878
  Number of shares
    outstanding, end of
    period (000)                      397,717           363,069           384,605           375,364           307,915
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)               0.66%             0.66%             0.65%             0.65%             0.68%
  Ratio of net investment
    income to average net
    assets(2)                           1.82%             2.50%             4.79%             5.43%             3.71%
Portfolio turnover                        N/A               N/A               N/A               N/A               N/A
Average commission rate
  paid(3)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:                 0.70%             0.69%             0.66%             0.69%             0.72%

(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                            1.78%             2.47%             4.78%             5.39%             3.67%


                                 Year Ended        Year Ended
                              Dec. 31, 1993     Dec. 31, 1992
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $1.00             $1.00
                                     ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.03              0.03
  Net realized and
    unrealized gain (loss)
    on investments                        0                 0
                                      -----             -----
TOTAL FROM INVESTMENT
OPERATIONS                             0.03              0.03
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.03)            (0.03)
  Distributions from net
    realized gain                         0                 0
  Tax return of capital                   0                 0
                                      -----             -----
TOTAL FROM DISTRIBUTIONS              (0.03)            (0.03)
                                     ------            ------
NET ASSET VALUE, END OF
 PERIOD                               $1.00             $1.00
                                     ------            ------
                                     ------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                          2.57%             3.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                          $228,084          $268,424
  Number of shares
    outstanding, end of
    period (000)                    228,085           268,434
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)             0.74%             0.75%
  Ratio of net investment
    income to average net
    assets(2)                         2.54%             3.17%
Portfolio turnover                      N/A               N/A
Average commission rate
  paid(3)                               N/A               N/A
 ...........................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:               0.74%             0.75%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                          2.54%             3.17%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               MONEY MARKET FUND (CONT.)
                                       .................................................
                                                                              CLASS I(5)
                                       .................................................
                                          Year Ended        Year Ended      Period Ended
                                       Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
NET ASSET VALUE, BEGINNING OF
 PERIOD                                        $1.00             $1.00             $1.00
                                              ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.05              0.06              0.02
  Net realized and unrealized gain
    (loss) on investments                          0                 0                 0
                                               -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS                0.05              0.06              0.02
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.05)            (0.06)            (0.02)
  Distributions from net realized
    gain                                           0                 0                 0
  Tax return of capital                            0                 0                 0
                                               -----             -----             -----
TOTAL FROM DISTRIBUTIONS                       (0.05)            (0.06)            (0.02)
                                              ------            ------            ------
NET ASSET VALUE, END OF PERIOD                 $1.00             $1.00             $1.00
                                              ------            ------            ------
                                              ------            ------            ------
TOTAL RETURN (NOT ANNUALIZED)*                 5.15%             5.71%             1.83%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)           $754,092          $324,175           $11,237
  Number of shares outstanding, end
    of period (000)                          754,092           324,222            11,238
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                  0.40%             0.39%             0.38%
  Ratio of net investment income to
    average net assets(2)                      5.04%             5.70%             5.05%
Portfolio turnover                               N/A               N/A               N/A
Average commission rate paid(3)                  N/A               N/A               N/A
 .......................................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                    0.41%             0.45%             0.55%

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   5.03%             5.64%             4.88%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS CLASS COMMENCED OPERATIONS ON AUGUST 18, 1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                                MUNICIPAL INCOME FUND
                                .....................................................................................
                                                                                                              CLASS A
                                .....................................................................................
                                   Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993     Dec. 31, 1992
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $10.93             $9.91            $11.27            $10.56            $10.25
                                -------------            ------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.57              0.57              0.60              0.64              0.66
  Net realized and
    unrealized gain (loss)
    on investments                      (0.21)             1.02             (1.36)             0.71              0.32
                                       ------             -----            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                               0.36              1.59             (0.76)             1.35              0.98
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.57)            (0.57)            (0.60)            (0.64)            (0.66)
  Distributions from net
    realized gain                           0                 0                 0                 0             (0.01)
  Tax return of capital                     0                 0                 0                 0                 0
                                       ------             -----            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (0.57)            (0.57)            (0.60)            (0.64)            (0.67)
                                -------------            ------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $10.72            $10.93             $9.91            $11.27            $10.56
                                -------------            ------     -------------     -------------     -------------
                                -------------            ------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                            3.49%            16.45%             (6.82)%          13.11%             9.94%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                             $44,326           $58,440           $73,791          $104,701           $52,553
  Number of shares
    outstanding, end of
    period (000)                        4,135             5,347             7,446             9,294             4,976
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)               0.80%             0.71%             0.43%             0.39%             0.23%
  Ratio of net investment
    income to average net
    assets(2)                           5.39%             5.49%             5.77%             5.56%             6.05%
Portfolio turnover                        16%               14%               32%               15%               67%
Average commission rate
  paid(3)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:                 1.25%             1.09%             0.98%             1.09%             1.20%

(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                            4.94%             5.11%             5.22%             4.86%             5.08%


                                                   CLASS D(4)
                              ...............................
                                 Year Ended        Year Ended
                              Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $14.80            $13.42
                              -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.69              0.69
  Net realized and
    unrealized gain (loss)
    on investments                    (0.28)             1.38
                                     ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                             0.41              2.07
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.69)            (0.69)
  Distributions from net
    realized gain                         0                 0
  Tax return of capital                   0                 0
                                     ------            ------
TOTAL FROM DISTRIBUTIONS              (0.69)            (0.69)
                              -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                              $14.52            $14.80
                              -------------     -------------
                              -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                          2.90%            15.75%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $9,753           $12,271
  Number of shares
    outstanding, end of
    period (000)                        672               829
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)             1.40%             1.32%
  Ratio of net investment
    income to average net
    assets(2)                         4.79%             4.88%
Portfolio turnover                      16%               14%
Average commission rate
  paid(3)                               N/A               N/A
 ...........................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:               1.92%             1.78%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                          4.27%             4.42%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS CLASS COMMENCED OPERATIONS ON AUGUST 18, 1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         MUNICIPAL INCOME FUND (CONT.)
                                       ...............................
                                                    CLASS D(4) (CONT.)
                                       ...............................
                                          Year Ended      Period Ended
                                       Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $15.26            $15.00
                                       -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.73              0.36
  Net realized and unrealized gain
    (loss) on investments                      (1.84)             0.26
                                              ------            ------
TOTAL FROM INVESTMENT OPERATIONS               (1.11)             0.62
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.73)            (0.36)
  Distributions from net realized
    gain                                           0                 0
  Tax return of capital                            0                 0
                                              ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.73)            (0.36)
                                       -------------     -------------
NET ASSET VALUE, END OF PERIOD                $13.42            $15.26
                                       -------------     -------------
                                       -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 (7.37)%           4.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)            $15,545           $14,771
  Number of shares outstanding, end
    of period (000)                            1,158               968
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                  1.02%             1.13%
  Ratio of net investment income to
    average net assets(2)                      5.17%             4.14%
Portfolio turnover                               32%               15%
Average commission rate paid(3)                  N/A               N/A
 .....................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                    1.74%             1.84%

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   4.45%             3.43%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS RATIO INCLUDES INCOME AND EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                      SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND         SHORT-TERM MUNICIPAL INCOME
                                                                                                                 FUND
                                .................................................     ...............................
                                                                       From Sept.
                                                                         19, 1994
                                                                      (inception)
                                   Year Ended        Year Ended       to Dec. 31,        Year Ended        Year Ended
                                Dec. 31, 1996     Dec. 31, 1995              1994     Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $5.02             $4.93             $5.00             $4.99             $4.92
                                       ------            ------            ------            ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.28              0.30              0.08              0.20              0.22
  Net realized and
    unrealized gain (loss)
    on investments                      (0.04)             0.09             (0.07)            (0.02)             0.07
                                        -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT
OPERATIONS                               0.24              0.39              0.01              0.18              0.29
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.28)            (0.30)            (0.08)            (0.20)            (0.22)
  Distributions from net
    realized gain                           0                 0                 0                 0                 0
  Tax return of capital                     0                 0                 0                 0                 0
                                        -----             -----             -----             -----             -----
TOTAL FROM DISTRIBUTIONS                (0.28)            (0.30)            (0.08)            (0.20)            (0.22)
                                       ------            ------            ------            ------            ------
NET ASSET VALUE, END OF
 PERIOD                                 $4.98             $5.02             $4.93             $4.97             $4.99
                                       ------            ------            ------            ------            ------
                                       ------            ------            ------            ------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                            4.83%             8.05%             0.28%             3.62%             6.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                             $14,023            $5,954               $96           $26,714           $16,486
  Number of shares
    outstanding, end of
    period (000)                        2,815             1,185                20             5,373             3,302
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)             0.36%(5)          0.30%(5)          0.30%(5)          0.40%(5)          0.38%(5)
  Ratio of net investment
    income to average net
    assets(2)                         5.47%(5)          6.01%(5)          5.77%(5)          3.95%(5)          4.39%(5)
Portfolio turnover                        N/A               N/A               N/A               N/A               N/A
Average commission rate
  paid(3)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:               1.85%(5)          6.79%(5)         67.89%(5)          1.43%(5)          1.97%(5)

(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                          3.98%(5)            (0.48)%(5)        (61.82)%(5)       2.92%(5)        2.80%(5)


                               From June 3,
                                       1994
                                (inception)
                                to Dec. 31,
                                       1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $5.00
                                     ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.09
  Net realized and
    unrealized gain (loss)
    on investments                    (0.08)
                                      -----
TOTAL FROM INVESTMENT
OPERATIONS                             0.01
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.09)
  Distributions from net
    realized gain                         0
  Tax return of capital                   0
                                      -----
TOTAL FROM DISTRIBUTIONS              (0.09)
                                     ------
NET ASSET VALUE, END OF
 PERIOD                               $4.92
                                     ------
                                     ------
TOTAL RETURN (NOT
ANNUALIZED)*                          0.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $11,778
  Number of shares
    outstanding, end of
    period (000)                      2,392
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)           0.27%(5)
  Ratio of net investment
    income to average net
    assets(2)                       3.67%(5)
Portfolio turnover                      N/A
Average commission rate
  paid(3)                               N/A
 ...........................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:             1.98%(5)
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                        1.96%(5)

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS RATIO INCLUDES INCOME AND EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            SMALL CAP STRATEGY FUND(8)
                                       ...............................
                                             CLASS A           CLASS D
                                       .............     .............
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $10.00            $10.00
                                       -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 (0.01)            (0.02)
  Net realized and unrealized gain
    (loss) on investments                       0.05              0.03
                                              ------            ------
TOTAL FROM INVESTMENT OPERATIONS                0.04              0.01
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                         0                 0
  Distributions from net realized
    gain                                           0                 0
  Tax return of capital                            0                 0
                                              ------            ------
TOTAL FROM DISTRIBUTIONS                           0                 0
                                       -------------     -------------
NET ASSET VALUE, END OF PERIOD                $10.04            $10.01
                                       -------------     -------------
                                       -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 0.40%             0.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)             $2,935            $1,627
  Number of shares outstanding, end
    of period (000)                              292               162
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                1.41%(5)          2.16%(5)
  Ratio of net investment income to
    average net assets(2)                      (0.40)%(5)         (1.12)%(5)
Portfolio turnover                               N/A               N/A
Average commission rate paid(3)                  N/A               N/A
 .....................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                  5.57%(5)          6.30%(5)

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   (4.56)%(5)         (5.26)%(5)

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS RATIO INCLUDES INCOME AND EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
(6)  THIS CLASS COMMENCED OPERATIONS ON JANUARY 20, 1993.
(7)  THIS RATIO REFLECTS ACTIVITY FOR THE STAND-ALONE PERIOD ONLY. SEE NOTE
     5.
(8)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                                STRATEGIC GROWTH FUND
                                .....................................................................................
                                                                                         CLASS A(6)        CLASS D(4)
                                ...................................................................     .............
                                   Year Ended        Year Ended        Year Ended      Period Ended        Year Ended
                                Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993     Dec. 31, 1996
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $16.82            $13.29            $13.20            $10.00            $20.79
                                -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              (0.03)            (0.04)            (0.11)            (0.03)            (0.08)
  Net realized and
    unrealized gain (loss)
    on investments                       1.77              5.66              0.67              3.68              2.05
                                       ------            ------            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                               1.74              5.62              0.56              3.65              1.97
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                       0                 0                 0             (0.03)                0
  Distributions from net
    realized gain                       (0.14)            (2.09)            (0.33)            (0.41)            (0.17)
  Tax return of capital                     0                 0             (0.14)            (0.01)                0
                                       ------            ------            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (0.14)            (2.09)            (0.47)            (0.45)            (0.17)
                                -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $18.42            $16.82            $13.29            $13.20            $22.59
                                -------------     -------------     -------------     -------------     -------------
                                -------------     -------------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                           10.32%            42.51%             4.23%            36.56%             9.46%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $131,226           $59,016           $26,744           $25,413           $55,063
  Number of shares
    outstanding, end of
    period (000)                        7,124             3,508             2,013             1,926             2,437
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)             1.24%(5)            1.28%             1.20%             0.66%           2.00%(5)
  Ratio of net investment
    income to average net
    assets(2)                           (0.82)%(5)         (0.76)%          (0.81)%           (0.01)%           (1.58)%(5)
Portfolio turnover                      10%(7)             171%              149%              182%             10%(7)
Average commission rate
  paid(3)                             $0.0760(7)            N/A               N/A               N/A           $0.0760(7)
 ....................................................................................................................

(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:               1.27%(5)            1.38%             1.55%             1.64%           2.02%(5)

(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                            (0.85)%(5)         (0.86)%          (1.16)%           (0.99)%           (1.60)%(5)


                                 Year Ended
                              Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $16.54
                              -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                            (0.16)
  Net realized and
    unrealized gain (loss)
    on investments                     6.99
                                     ------
TOTAL FROM INVESTMENT
OPERATIONS                             6.83
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                     0
  Distributions from net
    realized gain                     (2.58)
  Tax return of capital                   0
                                     ------
TOTAL FROM DISTRIBUTIONS              (2.58)
                              -------------
NET ASSET VALUE, END OF
 PERIOD                              $20.79
                              -------------
                              -------------
TOTAL RETURN (NOT
ANNUALIZED)*                         41.54%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $26,326
  Number of shares
    outstanding, end of
    period (000)                      1,266
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)             2.02%
  Ratio of net investment
    income to average net
    assets(2)                         (1.49)%
Portfolio turnover                     171%
Average commission rate
  paid(3)                               N/A
 ...........................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:               2.09%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                          (1.56)%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS RATIO INCLUDES INCOME AND EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
(6)  THIS CLASS COMMENCED OPERATIONS ON JANUARY 20, 1993.
(7)  THIS RATIO REFLECTS ACTIVITY FOR THE STAND-ALONE PERIOD ONLY. SEE NOTE
     5.
(8)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         STRATEGIC GROWTH FUND (CONT.)
                                       ...............................
                                                    CLASS D(4) (CONT.)
                                       ...............................
                                          Year Ended      Period Ended
                                       Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $16.55            $15.00
                                       -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 (0.24)            (0.43)
  Net realized and unrealized gain
    (loss) on investments                       0.81              2.51
                                              ------            ------
TOTAL FROM INVESTMENT OPERATIONS                0.57              2.08
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                         0                 0
  Distributions from net realized
    gain                                       (0.40)            (0.53)
  Tax return of capital                        (0.18)                0
                                              ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.58)            (0.53)
                                       -------------     -------------
NET ASSET VALUE, END OF PERIOD                $16.54            $16.55
                                       -------------     -------------
                                       -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 3.46%            13.84%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)            $15,335           $11,932
  Number of shares outstanding, end
    of period (000)                              927               721
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                  1.95%             0.61%
  Ratio of net investment income to
    average net assets(2)                      (1.56)%           (1.00)%
Portfolio turnover                              149%              182%
Average commission rate paid(3)                  N/A               N/A
 .....................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                    2.23%             2.14%

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   (1.84)%           (2.53)%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                          U.S. GOVERNMENT INCOME FUND
                                .....................................................................................
                                                                                                              CLASS A
                                .....................................................................................
                                   Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993     Dec. 31, 1992
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $10.78             $9.66            $10.87            $10.56            $10.97
                                -------------            ------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.63              0.69              0.70              0.74              0.79
  Net realized and
    unrealized gain (loss)
    on investments                      (0.66)             1.12             (1.21)             0.36             (0.14)
                                       ------             -----            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                              (0.03)             1.81             (0.51)             1.10              0.65
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.63)            (0.69)            (0.70)            (0.74)            (0.79)
  Distributions from net
    realized gain                           0                 0                 0             (0.05)            (0.27)
  Tax return of capital                     0                 0                 0                 0                 0
                                       ------             -----            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (0.63)            (0.69)            (0.70)            (0.79)            (1.06)
                                -------------            ------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $10.12            $10.78             $9.66            $10.87            $10.56
                                -------------            ------     -------------     -------------     -------------
                                -------------            ------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                            (0.11)%          19.32%             (4.81)%          10.67%             6.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                             $77,239           $30,471           $35,838           $50,301           $40,883
  Number of shares
    outstanding, end of
    period (000)                        7,631             2,826             3,711             4,628             3,871
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)               0.89%             0.88%             0.76%             0.53%             0.47%
  Ratio of net investment
    income to average net
    assets(2)                           6.07%             6.79%             6.84%             6.79%             6.26%
Portfolio turnover                       240%               95%               50%              115%              128%
Average commission rate
  paid(3)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:                 1.24%             1.24%             1.08%             1.01%             1.13%

(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                            5.72%             6.44%             6.52%             6.31%             5.60%


                                                   CLASS D(4)
                              ...............................
                                 Year Ended        Year Ended
                              Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $14.74            $13.20
                              -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.77              0.85
  Net realized and
    unrealized gain (loss)
    on investments                    (0.90)             1.54
                                     ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                            (0.13)             2.39
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.77)            (0.85)
  Distributions from net
    realized gain                         0                 0
  Tax return of capital                   0                 0
                                     ------            ------
TOTAL FROM DISTRIBUTIONS              (0.77)            (0.85)
                              -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                              $13.84            $14.74
                              -------------     -------------
                              -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                          (0.79)%          18.54%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $2,290            $2,793
  Number of shares
    outstanding, end of
    period (000)                        166               189
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)             1.62%             1.62%
  Ratio of net investment
    income to average net
    assets(2)                         5.50%             6.07%
Portfolio turnover                     240%               95%
Average commission rate
  paid(3)                               N/A               N/A
 ...........................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:               3.39%             2.29%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                          3.73%             5.40%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                           U.S. GOVERNMENT INCOME FUND
                                                               (CONT.)
                                       ...............................
                                                    CLASS D(4) (CONT.)
                                       ...............................
                                          Year Ended      Period Ended
                                       Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $14.85            $15.00
                                       -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.86              0.42
  Net realized and unrealized gain
    (loss) on investments                      (1.65)            (0.08)
                                              ------            ------
TOTAL FROM INVESTMENT OPERATIONS               (0.79)             0.34
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.86)            (0.42)
  Distributions from net realized
    gain                                           0             (0.07)
  Tax return of capital                            0                 0
                                              ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.86)            (0.49)
                                       -------------     -------------
NET ASSET VALUE, END OF PERIOD                $13.20            $14.85
                                       -------------     -------------
                                       -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 (5.45)%           2.25%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)             $3,722            $9,594
  Number of shares outstanding, end
    of period (000)                              282               646
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                  1.37%             0.90%
  Ratio of net investment income to
    average net assets(2)                      6.14%             5.90%
Portfolio turnover                               50%              115%
Average commission rate paid(3)                  N/A               N/A
 .....................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                    1.87%             2.03%

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   5.64%             4.77%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS CLASS COMMENCED OPERATIONS ON MAY 12, 1992.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                      U.S. TREASURY MONEY MARKET FUND
                                .....................................................................................
                                                                                                           CLASS A(5)
                                .....................................................................................
                                   Year Ended        Year Ended        Year Ended        Year Ended      Period Ended
                                Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993     Dec. 31, 1992
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.05              0.05              0.03              0.03              0.02
  Net realized and
    unrealized gain (loss)
    on investments                          0                 0                 0                 0                 0
                                        -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT
OPERATIONS                               0.05              0.05              0.03              0.03              0.02
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.05)            (0.05)            (0.03)            (0.03)            (0.02)
  Distributions from net
    realized gain                           0                 0                 0                 0                 0
  Tax return of capital                     0                 0                 0                 0                 0
                                        -----             -----             -----             -----             -----
TOTAL FROM DISTRIBUTIONS                (0.05)            (0.05)            (0.03)            (0.03)            (0.02)
                                       ------            ------            ------            ------            ------
NET ASSET VALUE, END OF
 PERIOD                                 $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
                                       ------            ------            ------            ------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                            4.60%             5.09%             3.44%             2.56%             1.97%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $277,816          $198,753          $195,031          $118,169          $137,412
  Number of shares
    outstanding, end of
    period (000)                      277,807           198,782           195,042           118,169           137,416
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)               0.65%             0.65%             0.63%             0.52%             0.27%
  Ratio of net investment
    income to average net
    assets(2)                           4.60%             4.97%             3.47%             2.55%             3.12%
Portfolio turnover                        N/A               N/A               N/A               N/A               N/A
Average commission rate
  paid(3)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:                 0.71%             0.73%             0.80%             0.77%             0.79%

(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                            4.54%             4.89%             3.30%             2.30%             2.60%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS CLASS COMMENCED OPERATIONS ON MAY 12, 1992.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 U.S. TREASURY MONEY MARKET FUND (CONT.)
                                       .................................................
                                                                              CLASS I(5)
                                       .................................................
                                          Year Ended        Year Ended      Period Ended
                                       Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
NET ASSET VALUE, BEGINNING OF
 PERIOD                                        $1.00             $1.00             $1.00
                                              ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.05              0.05              0.02
  Net realized and unrealized gain
    (loss) on investments                          0                 0                 0
                                               -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS                0.05              0.05              0.02
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.05)            (0.05)            (0.02)
  Distributions from net realized
    gain                                           0                 0                 0
  Tax return of capital                            0                 0                 0
                                               -----             -----             -----
TOTAL FROM DISTRIBUTIONS                       (0.05)            (0.05)            (0.02)
                                              ------            ------            ------
NET ASSET VALUE, END OF PERIOD                 $1.00             $1.00             $1.00
                                              ------            ------            ------
                                              ------            ------            ------
TOTAL RETURN (NOT ANNUALIZED)*                 4.86%             5.35%             2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)           $156,808           $63,134            $3,898
  Number of shares outstanding, end
    of period (000)                          156,780            63,130             3,900
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                  0.40%             0.39%             0.23%
  Ratio of net investment income to
    average net assets(2)                      4.79%             5.16%             4.42%
Portfolio turnover                               N/A               N/A               N/A
Average commission rate paid(3)                  N/A               N/A               N/A
 .......................................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                    0.45%             0.49%             0.57%

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   4.74%             5.06%             4.08%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS CLASS COMMENCED OPERATIONS ON JUNE 20, 1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                        VARIABLE RATE GOVERNMENT FUND
                                .....................................................................................
                                                                                                              CLASS A
                                .....................................................................................
                                   Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993     Dec. 31, 1992
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $9.35             $9.19             $9.99             $9.95            $10.13
                                       ------            ------            ------            ------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.50              0.53              0.43              0.44              0.59
  Net realized and
    unrealized gain (loss)
    on investments                      (0.10)             0.16             (0.80)             0.04             (0.18)
                                        -----             -----             -----             -----            ------
TOTAL FROM INVESTMENT
OPERATIONS                               0.40              0.69             (0.37)             0.48              0.41
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.46)            (0.53)            (0.43)            (0.44)            (0.59)
  Distributions from net
    realized gain                           0                 0                 0                 0                 0
  Tax return of capital                 (0.04)                0                 0                 0                 0
                                        -----             -----             -----             -----            ------
TOTAL FROM DISTRIBUTIONS                (0.50)            (0.53)            (0.43)            (0.44)            (0.59)
                                       ------            ------            ------            ------     -------------
NET ASSET VALUE, END OF
 PERIOD                                 $9.25             $9.35             $9.19             $9.99             $9.95
                                       ------            ------            ------            ------     -------------
                                       ------            ------            ------            ------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                            4.41%             7.69%             (3.81)%           4.87%             4.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $393,948          $653,897        $1,215,546        $1,949,031        $2,559,363
  Number of shares
    outstanding, end of
    period (000)                       42,589            69,952           132,256           195,132           257,238
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)               0.88%             0.84%             0.79%             0.76%             0.75%
  Ratio of net investment
    income to average net
    assets(2)                           5.36%             5.71%             4.40%             4.37%             5.62%
Portfolio turnover                       277%              317%              164%              201%              197%
Average commission rate
  paid(3)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:                 0.98%             0.96%             0.94%             0.95%             0.94%

(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                            5.26%             5.59%             4.25%             4.18%             5.43%


                                 CLASS D(4)
                              .............
                                 Year Ended
                              Dec. 31, 1996
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $13.97
                              -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.68
  Net realized and
    unrealized gain (loss)
    on investments                    (0.14)
                                     ------
TOTAL FROM INVESTMENT
OPERATIONS                             0.54
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.63)
  Distributions from net
    realized gain                         0
  Tax return of capital               (0.05)
                                     ------
TOTAL FROM DISTRIBUTIONS              (0.68)
                              -------------
NET ASSET VALUE, END OF
 PERIOD                              $13.83
                              -------------
                              -------------
TOTAL RETURN (NOT
ANNUALIZED)*                          3.95%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $5,516
  Number of shares
    outstanding, end of
    period (000)                        399
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)             1.38%
  Ratio of net investment
    income to average net
    assets(2)                         4.85%
Portfolio turnover                     277%
Average commission rate
  paid(3)                               N/A
 ...........................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses:               1.67%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses:                          4.56%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THIS CLASS COMMENCED OPERATIONS ON JUNE 20, 1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                   VARIABLE RATE GOVERNMENT FUND (CONT.)
                                       .................................................
                                                                      CLASS D(4) (CONT.)
                                       .................................................
                                          Year Ended        Year Ended      Period Ended
                                       Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $13.74            $14.93            $15.00
                                       -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.73              0.57              0.27
  Net realized and unrealized gain
    (loss) on investments                       0.23             (1.19)            (0.07)
                                              ------            ------            ------
TOTAL FROM INVESTMENT OPERATIONS                0.96             (0.62)             0.20
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.73)            (0.57)            (0.27)
  Distributions from net realized
    gain                                           0                 0                 0
  Tax return of capital                            0                 0                 0
                                              ------            ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.73)            (0.57)            (0.27)
                                       -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                $13.97            $13.74            $14.93
                                       -------------     -------------     -------------
                                       -------------     -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 7.08%             (4.25)%           1.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)             $7,730           $12,220           $11,319
  Number of shares outstanding, end
    of period (000)                              553               889               758
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                                  1.35%             1.29%             1.26%
  Ratio of net investment income to
    average net assets(2)                      5.23%             3.94%             3.41%
Portfolio turnover                              317%              164%              201%
Average commission rate paid(3)                  N/A               N/A               N/A
 .......................................................................................

(1) Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses:                    1.64%             1.55%             1.75%

(2) Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses:                                   4.95%             3.68%             2.92%

 ...............................................................................

(3) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Overland Express Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on April 7, 1988 and includes twelve separate diversified funds: the Asset Allocation, Money Market, Municipal Income, National Tax-Free Institutional Money Market, Overland Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Government Income, U.S. Treasury Money Market and Variable Rate Government Funds, and two non-diversified funds: the California Tax-Free Bond and California Tax-Free Money Market Funds. The financial statements and notes for the Overland Sweep and the National Tax-Free Institutional Money Market Funds are presented separately.

The Asset Allocation, California Tax-Free Bond, Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Government Income and Variable Rate Government Funds each offer Class A and Class D shares. The Money Market and U.S. Treasury Money Market Funds each offer Class A and Institutional Class shares. The California Tax-Free Money Market, Short-Term Government-Corporate Income and Short-Term Municipal Income Funds each offer a single class of shares. The three classes of shares differ principally in their respective sales charges (if any), service fees, and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution and service fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the mean between the last reported bid and ask prices. In

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Debt securities other than those maturing in 60 days or less and other than U.S. Government obligations are valued at the latest quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by procedures approved by the Board of Directors.

The California Tax-Free Money Market, Money Market and U.S. Treasury Money Market Funds use the amortized cost method to value their portfolio securities and seek to maintain constant net asset values of $1.00 per share. There is no assurance these Funds will meet this objective. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

The California Tax-Free Money Market, Money Market, and U.S. Treasury Money Market Funds invest in securities with remaining maturities not exceeding 397 days (thirteen months), including obligations of the U.S. Government, bankers acceptances, commercial paper and certain floating-and variable-rate instruments. Certain of these floating- and variable-rate instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.

The Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy and Strategic Growth Funds invest only in interests ("Interests") of the Short-Term Government-Corporate Income Master Portfolio, Short-Term Municipal Income Master Portfolio, Small Cap Master Portfolio and Capital Appreciation Master Portfolio (the "Master Portfolios"), respectively, of Master Investment Trust (the "Trust"). Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio. As of December 31, 1996, the Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy and Strategic Growth Funds owned approximately 99.99%, 99.99%, 12.80% and 79.39% of the outstanding Interests of the Short-Term Government-Corporate Income Master Portfolio, Short-Term Municipal Income Master Portfolio, Small Cap Master Portfolio and Capital Appreciation Master Portfolio, respectively. The Master Portfolios' investments include equities, fixed-, variable-, and floating-rate instruments. Certain of these floating- and variable-rate instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined by procedures approved by the Trust's Board of Trustees.

Cash equivalents relating to firm commitment purchase agreements are segregated by the custodian and may not be sold without appropriate replacement while any firm commitment purchase agreement is outstanding.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

TBA PURCHASE COMMITMENTS

The Variable Rate Government Fund enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. Although the unit price of a TBA has been established; the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. The Fund holds, and maintains until the settlement date, cash or high-quality debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

Although the Fund generally enters into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

The Fund did not hold any TBA purchase commitments at December 31, 1996.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's or Master Portfolio's Portfolio of Investments. The Funds' and Master Portfolios' adviser pools the cash and invests in repurchase agreements entered into by the Funds and Master Portfolios. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds and Master Portfolios at December 31, 1996 are collateralized by U.S. Treasury or federal agency obligations. The repurchase agreements were entered into on December 31, 1996.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Asset Allocation Fund, if any, are declared and distributed quarterly. Dividends to shareholders from net investment income of the Small Cap Strategy and Strategic Growth Fund, if any, are declared and distributed annually.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

Dividends to shareholders from net investment income are declared daily and distributed monthly for the California Tax-Free Bond, California Tax-Free Money Market, Money Market, Municipal Income, Short-Term Government-Corporate Income, Short-Term Municipal Income, U.S. Government Income, U.S. Treasury Money Market and Variable Rate Government Funds. Any distributions to shareholders from net realized capital gain are declared and distributed annually.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the portfolio. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

The Company's policy with respect to each Fund is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of each Fund's net investment income and any net realized capital gains to its shareholders. Therefore, no federal or state income tax provision is required. The following funds had capital loss carryforwards at December 31, 1996:

                                                                                         YEAR       CAPITAL LOSS
FUND                                                                                  EXPIRES       CARRYFORWARD

 ...............................................................................................................
California Tax-Free Money Market Fund                                                    2002  $          58,917
Money Market Fund                                                                        2003             78,261
Municipal Income Fund                                                                    2002          3,600,930
                                                                                         2003            157,863
                                                                                         2004            245,237
Small Cap Strategy Fund                                                                  2004             88,195
Short-Term Government-Corporate Income Fund                                              2004             63,690
U.S. Government Income Fund                                                              2002          1,212,813
                                                                                         2003            725,379
                                                                                         2004            510,531
Variable Rate Government Fund                                                            1999            978,190
                                                                                         2000         15,382,954
                                                                                         2001          2,818,401
                                                                                         2002        119,628,012
                                                                                         2003          4,546,666
                                                                                         2004          2,482,930

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. No capital gain distribution shall be made until each capital loss carryforward has been fully utilized or expires.

ORGANIZATION EXPENSES

Stephens Inc. ("Stephens"), the Funds' administrator, sponsor and distributor, has incurred expenses in connection with the organization and initial registration of the various funds and their classes. These expenses were charged to the individual Funds and are being amortized by the Funds or their classes on a straightline basis over 60 months from the date the Funds or classes commenced operations.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds, other than the Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy and Strategic Growth Funds, with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB has agreed to provide the Funds with investment guidance and policy direction in connection with daily portfolio management. Under the contract with the Asset Allocation Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million and 0.60% of the remaining average daily net assets. Under the contracts with the California Tax-Free Bond, Municipal Income, U.S. Government Income and Variable Rate Government Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of the average daily net assets of each Fund. Under the contract with the California Tax-Free Money Market Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.45% of the Fund's average daily net assets. Under the contracts with the Money Market and U.S. Treasury Money Market Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.25% of each Fund's average daily net assets.

The Company has entered into contracts on behalf of each Fund, other than the Asset Allocation Fund, with WFB whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. For these Funds, WFB is entitled to an annual fee for custody services at the annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million, 0.045% of the next $50 million and 0.02% of the average daily net assets in excess of $100 million.

Barclays Global Fund Advisors ("BGFA") currently acts as sub-adviser to the Asset Allocation Fund. BGFA is entitled to receive from WFB as compensation for its sub-advisory services, an annual fee of $60,000 and monthly fees at the annual rate of 0.20% of the Fund's average daily net assets. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. BGFA was formed by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo & Company. Prior to January 1, 1996, WFNIA acted as sub-adviser to the Fund and was entitled to receive the same fees as currently received by BGFA.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

Barclays Global Investors, N.A. ("BGI") currently acts as custodian to the Asset Allocation Fund. BGI is a wholly owned subsidiary of Barclays Global Investors Holdings Inc. BGI will not be entitled to receive compensation for its services to the Fund so long as BGFA is entitled to receive fees for providing investment sub-advisory services to the Fund. Prior to January 1, 1996, BGI was known as Wells Fargo Institutional Trust Company N.A. ("WFITC") and was an affiliate of WFB.

The Company has entered into a contract on behalf of the Funds with WFB whereby WFB provides transfer agent services for the Funds. Under the transfer agency agreement, WFB is paid a per account fee and other related costs with a minimum monthly fee of $3,000 per fund, unless net assets of a fund are under $20 million. Effective February 1, 1997, WFB will be entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A shares of the Asset Allocation, California Tax-Free Bond, Municipal Income, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, 0.10% of the average daily net assets of the California Tax-Free Money Market Fund and Class A shares of the Money Market and U.S. Treasury Money Market Funds and 0.02% of the average daily net assets of the Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds.

The Funds, except the California Tax-Free Money Market, Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income and U.S. Treasury Money Market Funds (which do not offer Class D shares), may enter into service agreements with one or more servicing agents on behalf of Class D shares of the Funds. Under such agreements, servicing agents have agreed to provide shareholder liaison services, including responding to customer inquiries and providing information on their investments, and to provide such other related services as the Fund or a Class D shareholder may reasonably request. For these services, a servicing agent receives a fee, on an annualized basis for the Fund's then-current fiscal year, not to exceed 0.25% of the average daily net assets of the Class D shares of the Fund. Service fees paid on behalf of Class D shares for the year ended December 31, 1996 are described below:

                                                                                                   SERVICING FEES
FUND                                                                                                      CLASS D

 ................................................................................................................
Asset Allocation Fund                                                                            $         50,525
California Tax-Free Bond Fund                                                                              16,686
Municipal Income Fund                                                                                      27,580
Small Cap Strategy Fund (1)                                                                                   754
Strategic Growth Fund                                                                                     110,673
U.S. Government Income Fund                                                                                 6,135
Variable Rate Government Fund                                                                              17,944

 ................................................................................................................

(1)FOR THE PERIOD FROM SEPTEMBER 16, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

The Company has entered into administration and distribution agreements on behalf of the Funds with Stephens. Under the agreements, Stephens has agreed to provide supervisory, administrative and distribution services to the Funds. For providing supervisory and administrative services, the

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

California Tax-Free Bond, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth and Variable Rate Government Funds have each agreed to pay Stephens a monthly fee at the annual rate of 0.15% of each Fund's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million. For the Asset Allocation, California Tax-Free Money Market, U.S. Government Income and U.S. Treasury Money Market Funds, Stephens is entitled to be compensated for administrative services monthly at the annual rate of 0.10% of the average daily net assets of such Fund up to $200 million and 0.05% of the average daily net assets in excess of $200 million. The Money Market, Municipal Income and Small Cap Strategy Funds have each agreed to pay Stephens a monthly administrative fee at the annual rate of 0.10% of each Fund's average daily net assets.

The Funds' Board of Directors has approved a change in fund administrative duties. Effective May 1, 1997, WFB will become administrator to the Funds and Stephens will become Co-Administrator to the Funds. WFB and Stephens will be entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

The Company has adopted separate Distribution Plans for Class A and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each, a "Distribution Plan"). The Class A Distribution Plans for the California Tax-Free Bond, California Tax-Free Money Market and U.S. Government Income Funds provide that each Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying on an annual basis up to the greater of $100,000 or 0.05% of the Class A shares of a Fund's average daily net assets for costs incurred. Each Fund may participate in joint distribution activities with the other Funds, in which event expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.

The Company also has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, whereby on behalf of Class A shares of the Asset Allocation, Money Market, Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Treasury Money Market and Variable Rate Government Funds and shares of the Short-Term Government-Corporate and Short-Term Municipal Income Funds, a Fund may pay Stephens, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares. Payments under the Distribution Plan for the Class A shares of the Municipal Income Fund currently are capped by WFB and Stephens at the annual rate of 0.15% of the average daily net assets of the Class A shares. The Class D Distribution Plan of the Asset Allocation Fund, Small Cap Strategy and Strategic Growth Funds provides that a Fund may pay the Distributor a monthly fee at an annual rate of up to 0.75% of each such Fund's average daily net assets attributable to Class D shares. The Class D Distribution Plan for the California Tax-Free Bond, Municipal Income, U.S. Government Income and Variable Rate Government Funds may pay Stephens, as compensation for distribution-

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

related services, a monthly fee at annual rates of up to 0.50% of the average daily net assets attributable to the Fund's Class D shares. Distribution fees paid for the year ended December 31, 1996 are described below:

                                                            DISTRIBUTION FEES    DISTRIBUTION FEES
FUND                                                                  CLASS A              CLASS D

 .................................................................................................
Asset Allocation Fund                                     $           137,481  $           151,575
California Tax-Free Bond Fund                                               0               33,376
Money Market Fund                                                           0            1,048,153
Municipal Income Fund                                                  77,995               55,160
Small Cap Strategy Fund (1)                                             1,498                2,310
Strategic Growth Fund                                                 219,637              332,019
U.S. Government Income Fund                                                 0               11,986
Variable Rate Government Fund                                       1,330,313               35,887

 .................................................................................................

(1)FOR THE PERIOD FROM SEPTEMBER 16, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

The Company's Board of Directors has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A shares of the Asset Allocation, Money Market, Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Treasury Money Market and Variable Rate Government Funds. Pursuant to the Administrative Servicing Plan, the Funds may enter into administrative servicing agreements with administrative servicing agents who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Funds' Class A shares. Administrative servicing agents are entitled to receive a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares. In no case will a shareholder be charged both 12b-1 and Administrative Servicing fees.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

FEES WAIVED AND EXPENSES REIMBURSED

The following fees/expenses were waived/reimbursed for the year ended December 31, 1996:

                                                                            EXPENSES
                                          FEES WAIVED    FEES WAIVED   REIMBURSED BY
FUND                                           BY WFB    BY STEPHENS        STEPHENS       TOTAL

 ...............................................................................................
Asset Allocation                        $      84,324  $      21,734  $            0  $  106,058
California Tax-Free Bond                      121,933        154,001               0     275,934
California Tax-Free Money Market                  463              0               0         463
Money Market                                  143,994              0               0     143,994
Municipal Income                              270,995         19,303               0     290,298
Short-Term Government-Corporate Income              0          6,558          70,194      76,752
Short-Term Municipal Income                         0         12,624          64,889      77,513
Small Cap Strategy (1)                          1,389              0          37,471      38,860
Strategic Growth                                    0         39,153               0      39,153
U.S. Government Income                        178,415          8,958               0     187,373
U.S. Treasury Money Market                    213,585              0               0     213,585
Variable Rate Government                      319,366        238,676               0     558,042

 ...............................................................................................

(1)FOR THE PERIOD FROM SEPTEMBER 16, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

Fees waived and expenses reimbursed continue at the discretion of WFB and Stephens.

All of the officers and one of the directors of the Company are also officers of Stephens. As of December 31, 1996, Stephens owned 213,319 shares of the Asset Allocation Fund, 1,864 shares of the California Tax-Free Bond Fund, 47,461 shares of the California Tax-Free Money Market Fund, 1,416,900 shares of the Money Market Fund, 13,783 shares of the Municipal Income Fund and 2,220 shares of the Short-Term Government-Corporate Income Fund, 6,074 shares of the Strategic Growth Fund, 3,050 shares of the U.S. Government Income Fund, 130,184 shares of the U.S. Treasury Money Market Fund, 14,251 shares of the Variable Rate Government Fund.

Stephens has retained $1,754,215 as sales charges from the proceeds of Class A shares sold and $23,770 as proceeds from Class D shares redeemed by the Company for the year ended December 31, 1996. Wells Fargo Securities Inc., a subsidiary of WFB, received $235,561 as sales charges from the proceeds of Class A shares sold and $19,586 as proceeds from Class D shares redeemed by the Company for the year ended December 31, 1996.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the year ended December 31, 1996, were as follows:

                                                                      ASSET       CALIFORNIA
AGGREGATE PURCHASES                                              ALLOCATION    TAX-FREE BOND  MUNICIPAL INCOME
  AND SALES OF:                                                        FUND             FUND              FUND

 .............................................................................................................
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                                           $   35,913,671   $            0  $              0
  Sales proceeds                                                 16,607,653                0                 0
OTHER SECURITIES:
 Purchases at cost                                               23,256,258       45,935,896         9,952,710
  Sales proceeds                                                 31,995,959       72,733,107        24,144,898

                                                                                        U.S.
AGGREGATE PURCHASES                                               STRATEGIC       GOVERNMENT     VARIABLE RATE
  AND SALES OF:                                              GROWTH FUND(1)      INCOME FUND   GOVERNMENT FUND

 .............................................................................................................
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                                           $            0   $   90,118,907  $    304,665,875
  Sales proceeds                                                          0       72,308,984       362,487,555
OTHER SECURITIES:
 Purchases at cost                                              155,315,937       61,753,901       886,678,846
  Sales proceeds                                                114,213,453       33,269,954     1,153,684,653

 .............................................................................................................

(1) THE REPORTED PERIOD IS FROM JANUARY 1, 1996 TO FEBRUARY 19, 1996, BEFORE THE FUND WAS CONVERTED TO A "MASTER/FEEDER" STRUCTURE. SEE NOTE 5.

All Funds not reflected in this schedule traded exclusively in short-term securities or were feeder funds that invest all their assets in a corresponding Master Portfolio.

4.   CAPITAL SHARE TRANSACTIONS

As of December 31, 1996, there were 20 billion shares of $.001 par value capital stock authorized by the Company. As of December 31, 1996, each Fund was authorized to issue 100 million shares of $.001 par value capital stock for each class of shares, except the California Tax-Free Money Market,

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income, U.S. Treasury Money Market and Variable Rate Government Funds which are authorized to issue shares as follows:

                                                                                                           SHARES
FUND                                                                                                   AUTHORIZED

 ................................................................................................................
California Tax-Free Money Market Fund                                                                   3 billion
Money Market Fund                                                                                       2 billion
Short-Term Government-Corporate Income Fund                                                           300 million
Short-Term Municipal Income Fund                                                                      300 million
U.S. Treasury Money Market Fund                                                                         2 billion
Variable Rate Government Fund                                                                           1 billion

Transactions in capital shares for the periods ended December 31, 1996 and the year ended December 31, 1995 are disclosed in detail in the Statements of Changes in Net Assets.

The following Funds have shareholders who own greater than 5% of the outstanding shares of the Fund. This concentration of ownership may increase the Fund's exposure to the risks associated with significant redemptions.

                                                                                                        NUMBER OF
                                                                                        SHAREHOLDERS WITH GREATER
FUND                                                                                            THAN 5% OWNERSHIP

 ................................................................................................................
Asset Allocation Fund                                                                                           3
California Tax-Free Bond Fund                                                                                   2
California Tax-Free Money Market Fund                                                                           2
Money Market Fund                                                                                               7
Municipal Income Fund                                                                                           5
Short-Term Government-Corporate Income Fund                                                                     5
Short-Term Municipal Income Fund                                                                                5
Small Cap Strategy Fund                                                                                         6
Strategic Growth Fund                                                                                           4
U.S. Government Income Fund                                                                                     4
U.S. Treasury Money Market Fund                                                                                 5
Variable Rate Government Fund                                                                                   7

5.   REORGANIZATION OF THE STRATEGIC GROWTH FUND INTO A
     MASTER/FEEDER STRUCTURE

At a special meeting of the shareholders held on December 5, 1995, shareholders of the Strategic Growth Fund approved a reorganization of the Fund into a "master-feeder" structure, whereby the existing Fund invests all of its assets in a corresponding Master Portfolio of the Master Investment Trust, an open-end series management investment company. On the conversion date the Fund transferred all of its investments to the corresponding Master Portfolio. The Fund then became a "feeder" fund. This reorganization was effective on February 20, 1996.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

6.   INCOME ALLOCATIONS

For the period from February 20, 1996 (commencement of operations as a feeder fund) to December 31, 1996, the Strategic Growth Fund received allocations of income and expenses from its corresponding Master Portfolio. The detail of the income for the stand-alone period of the Fund and the allocations of income and expenses for the feeder period of the fund is as follows:

                                                   1/1/96 to 2/19/96                   2/20/96 to 12/31/96
                                                (Stand-alone Period)                       (Feeder Period)
                                             .......................  ....................................
FUND                                           INTEREST    DIVIDENDS    INTEREST    DIVIDENDS     EXPENSES

 .........................................................................................................
Strategic Growth                              $  18,833   $   15,870  $  390,654   $  136,150  $  (739,377)

The Short-Term Government-Corporate Income, Short-Term Municipal Income, and Small Cap Strategy Funds are each allocated net investment income from their corresponding Master Portfolio. The detail of allocated net investment income for the year ended December 31, 1996 is as follows:

                                                                                                        NET
                                                                                                 INVESTMENT
FUND                                       INTEREST    DIVIDENDS     EXPENSES    WAIVED FEES         INCOME

 ..........................................................................................................
Short-Term Government-Corporate Income   $  654,198   $        0   $   90,508   $   (90,508)   $    654,198
Short-Term Municipal Income                 946,275            0      146,323      (146,323)        946,275
Small Cap Strategy (1)                        7,442        2,081        8,578            (0)            945

 ..........................................................................................................

(1) FOR THE PERIOD FROM SEPTEMBER 16, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

7.   SMALL CAP STRATEGY FUND

The Small Cap Strategy Fund is a new fund which commenced operations on September 16, 1996. The Small Cap Strategy Fund invests only in interests of the Small Cap Master Portfolio. The Small Cap Master Portfolio is the successor to the assets of the Small Capitalization Growth Fund for Employee Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by WFB. Immediately prior to the commencement of the Small Cap Strategy Fund's operations, the assets of the Collective Investment Fund were purchased by the Small Cap Master Portfolio and the Collective Investment Fund redeemed all of its outstanding interests and ceased operations. The Small Cap Master Portfolio manages its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.

8.   VARIABLE RATE GOVERNMENT FUND LITIGATION

Certain shareholders of the Variable Rate Government Fund have filed a class action lawsuit in the United States District Court for the Southern District of California against the Overland Express Variable Rate Government Fund (the "VRG Fund"), WFB, Wells Fargo & Company and Stephens. The

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

lawsuit seeks to assert claims under federal and California securities law and the common law relating to alleged misstatements and omissions in the prospectus, reports and marketing materials pertaining to the VRG Fund and derivative claims on behalf of the VRG Fund against WFB, Wells Fargo & Company and Stephens. The plaintiffs and defendants have agreed to a settlement of all claims that, if approved by the Court, will provide for distribution of a settlement fund to members of the class, as well as prospective reductions in fees charged by WFB and/or Stephens to the VRG Fund. The VRG Fund will not be required to contribute to the settlement fund under the terms of the proposed settlement agreement.

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OVERLAND EXPRESS FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Fund, California Tax-Free Bond Fund, California Tax-Free Money Market Fund, Money Market Fund, Municipal Income Fund, U.S. Government Income Fund, U.S. Treasury Money Market Fund and Variable Rate Government Fund and the statements of assets and liabilities of the Small Cap Strategy Fund, Short-Term Government-Corporate Income Fund, Short-Term Municipal Income Fund and Strategic Growth Fund (twelve of the funds comprising Overland Express Funds, Inc.) as of December 31, 1996, and the related statement of operations for the year then ended, except for Small Cap Strategy Fund which is for the period from September 16, 1996 (commencement of operations) to December 31, 1996, the statements of changes in net assets for each of the two years in the period then ended, except for Small Cap Strategy Fund which is for the period from September 16, 1996 to December 31, 1996, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Overland Express Funds, Inc. as of December 31, 1996, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

[KPMG SIG.]

SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1997

MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO -
DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - 88.34%
ADVERTISING - 0.98%
        84,375   HA-LO Industries inc+                                        $    940,000    $  2,320,313

BASIC INDUSTRIES - 0.71%
        60,000   Gibraltar Steel Corp+                                        $  1,121,875    $  1,575,000
       120,000   Quadrax Corp+                                                     290,184          90,000
                                                                              ------------    ------------
                                                                              $  1,412,059    $  1,665,000

BIOTECHNOLOGY - 3.56%
       110,000   Cardiovascular Dynamics Inc+                                 $  1,416,006    $  1,430,000
       135,000   General Surgical Innovations Inc+                               1,826,250       1,122,188
       115,000   Genzyme Corp - General Division+                                3,054,313       2,501,250
        70,000   Liposome Co Inc+                                                1,097,353       1,338,750
        90,000   Neurex Corp+                                                    1,509,000       1,530,000
        70,000   Palomar Medical Tech Inc+                                         790,970         455,000
                                                                              ------------    ------------
                                                                              $  9,693,892    $  8,377,188

CAPITAL GOODS - 5.54%
       100,000   3-D Labs Inc+                                                $  1,516,363    $  2,300,000
        98,000   Amati Communications Corp+                                      2,157,990       1,286,250
        60,000   Ascend Communication Inc+                                       4,179,915       3,727,500
        70,000   Bitstream Inc+                                                    404,420         455,000
        30,000   Integrated Circuit Systems+                                       382,813         408,750
        95,000   Medic Computer Systems Inc+                                     3,020,898       3,829,688
        50,000   Panavision Inc+                                                 1,033,973       1,037,500
                                                                              ------------    ------------
                                                                              $ 12,696,372    $ 13,044,688

COMMERCIAL SERVICES - 1.23%
        85,000   AccuStaff Inc+                                               $  1,715,425    $  1,795,625
       150,000   AMRE Inc+                                                       2,103,468         243,750
        75,000   Stericycle Inc+                                                   693,542         862,500
                                                                              ------------    ------------
                                                                              $  4,512,435    $  2,901,875

MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO -
DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
COMPUTER SOFTWARE - 10.52%
        55,000   Claremont Technology Group Inc+                              $  1,483,765    $  1,443,750
       117,334   First Data Corp                                                 4,023,615       4,282,691
       110,000   IKOS Systems Inc+                                               1,647,140       2,200,000
       175,000   Inference Corp Class A+                                         3,187,250       1,268,750
        30,000   LifeRate Systems Inc+                                             253,542          97,500
        40,000   Microsoft Corp+                                                 1,943,203       3,305,000
        84,500   Oracle Systems Corp+                                            2,734,845       3,527,875
        96,115   Pure Atria Corp+                                                3,020,565       2,378,846
        27,500   Versant Object Technology Corp+                                   528,753         512,188
        65,000   Viasoft Inc+                                                    3,229,972       3,071,250
        95,000   Xylan Corp+                                                     3,912,686       2,683,750
                                                                              ------------    ------------
                                                                              $ 25,965,336    $ 24,771,600

COMPUTER SYSTEMS - 6.15%
       110,000   Adaptec Inc+                                                 $  4,182,310    $  4,400,000
        70,000   Cisco Systems Inc+                                              4,515,000       4,453,750
       145,000   Komag Inc+                                                      3,393,713       3,933,125
        35,000   RadiSys Corp+                                                   1,681,251       1,706,250
                                                                              ------------    ------------
                                                                              $ 13,772,274    $ 14,493,125

CONSUMER - BASIC - 0.91%
        87,500   Tri-Point Medical Corp+                                      $    891,127    $  1,290,625
       125,000   Uroquest Medical Corp+                                            784,722         843,750
                                                                              ------------    ------------
                                                                              $  1,675,849    $  2,134,375

CONSUMER-DISCRETIONARY - 2.64%
        85,000   Homegate Hospitality Inc+                                    $    863,750    $    711,875
        50,000   Just For Feet Inc+                                              1,233,760       1,312,500
        75,000   Mirage Resorts Inc+                                             1,410,860       1,621,875
        82,000   North Cranberries Inc                                           1,896,648       1,886,000
        95,000   V-One Corp+                                                       489,867         688,750
                                                                              ------------    ------------
                                                                              $  5,894,885    $  6,221,000

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DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
ELECTRICAL EQUIPMENT - 5.28%
        65,000   Interlink Electronics Inc+                                   $    344,375    $    390,000
        85,000   Macromedia Inc+                                                 2,572,843       1,530,000
        70,000   Nokia Corp ADR Class A                                          3,031,549       4,025,000
        55,000   U.S. Robotics Corp+                                             3,929,373       3,960,000
        75,000   Analog Devices Inc+                                             2,555,227       2,540,625
                                                                              ------------    ------------
                                                                              $ 12,433,367    $ 12,445,625

ENERGY & RELATED - 7.15%
       112,500   Comstock Resources Inc+                                      $  1,350,439    $  1,462,500
        95,000   Ensco International Inc+                                        3,115,580       4,607,500
        96,000   Global Industries Ltd+                                            874,788       1,788,000
        75,000   Reading & Bates Corp+                                           1,841,000       1,987,500
        95,000   Smedvig ASA - Sponsored ADR Class B+                            2,005,680       1,911,875
        45,000   Transocean Offshore Inc                                         2,228,876       2,818,125
        75,000   Veritas Digicon Inc+                                            1,139,591       1,387,500
        90,000   Parker Drilling Co+                                               775,200         866,250
                                                                              ------------    ------------
                                                                              $ 13,331,154    $ 16,829,250

ENTERTAINMENT & LEISURE - 3.60%
        50,000   Family Golf Centers Inc+                                     $    883,458    $  1,506,250
        45,000   HFS Inc+                                                        2,858,768       2,688,750
        30,000   Mikohn Gaming Corp+                                               280,580         157,500
        54,000   Platinum Entertainment Inc+                                       692,500         432,000
       120,000   Regal Cinemas Inc+                                              3,515,433       3,690,000
                                                                              ------------    ------------
                                                                              $  8,230,739    $  8,474,500

ENVIRONMENTAL CONTROL - 0.92%
        77,000   Molten Metal Technology Inc+                                 $  1,548,073    $    904,750
        40,000   U.S.A. Waste Services Inc+                                        922,640       1,275,000
                                                                              ------------    ------------
                                                                              $  2,470,713    $  2,179,750

FINANCE & RELATED - 5.65%
       125,000   Capital One Financial Corp                                   $  3,604,657    $  4,500,000

MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO -
DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
FINANCE & RELATED  - CONTINUED
       150,000   Envoy Corp (New)+                                            $  5,623,750    $  5,625,000
         5,000   Guidant Corp                                                      264,150         285,000
       105,000   Money Store Inc                                                 2,503,234       2,900,625
                                                                              ------------    ------------
                                                                              $ 11,995,791    $ 13,310,625

FOOD & RELATED - 1.22%
        80,000   NuCo2 Inc+                                                   $  1,301,863    $  1,065,000
        80,000   Whole Foods Market Inc+                                         1,904,557       1,800,000
                                                                              ------------    ------------
                                                                              $  3,206,420    $  2,865,000

GENERAL BUSINESS & RELATED - 5.06%
        20,000   ACI Telecentrics Inc+                                        $    100,000    $    122,500
        40,000   Anchor Gaming+                                                  1,909,021       1,610,000
       110,000   Lightbridge Inc+                                                1,176,569         941,875
       155,000   Proxim Inc+                                                     3,500,963       3,565,000
       120,000   Quadramed Corp+                                                 1,522,222       1,380,000
        35,000   Scopus Technology Inc+                                          1,385,626       1,627,500
        60,000   Snyder Communications Inc+                                      1,297,923       1,620,000
        85,000   Staffmark Inc+                                                  1,213,532       1,062,500
                                                                              ------------    ------------
                                                                              $ 12,105,856    $ 11,929,375

HEALTHCARE - 5.56%
       156,620   Genesis Health Ventures Inc+                                 $  3,685,129    $  4,874,798
       130,000   Healthsouth Corp+                                               3,775,604       5,021,250
       125,000   Renal Treatment Centers+                                        2,199,750       3,187,500
                                                                              ------------    ------------
                                                                              $  9,660,483    $ 13,083,548

FOOTWEAR - 0.63%
        25,000   Nike Inc Class B                                             $  1,424,838    $  1,493,750

MANUFACTURING PROCESSING - 5.10%
        10,000   Biochem Pharma Inc+                                          $    501,250    $    502,500
       110,000   Cognos Inc+                                                     3,726,641       3,093,750

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DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
MANUFACTURING PROCESSING  - CONTINUED
       115,000   Eagle Hardware & Garden+                                     $  2,573,184    $  2,386,250
       115,000   Nitinol Medical Technologies Inc+                               1,280,625       1,437,500
        40,000   Pairgain Technologies Inc+                                      1,265,000       1,217,500
        70,000   Tetra Technologies Inc+                                         1,683,999       1,767,500
        31,000   United Meridian Corp+                                           1,371,480       1,604,250
                                                                              ------------    ------------
                                                                              $ 12,402,179    $ 12,009,250

MATERIAL MANUFACTURING - 0.24%
        73,000   Landec Corp+                                                 $    973,813    $    556,625

MEDICAL EQUIPMENT & SUPPLIES - 2.53%
       115,000   Endosonics Corp+                                             $  1,415,547    $  1,753,750
       100,000   Life Med Sciences Inc+                                            652,969         662,500
       152,000   Ultrafem Inc+                                                   2,734,665       2,660,000
        55,000   Urologix Inc+                                                     817,159         893,750
                                                                              ------------    ------------
                                                                              $  5,620,340    $  5,970,000

PHARMACEUTICALS - 1.11%
       100,000   Anesta Corp+                                                 $  1,392,104    $  1,925,000
        67,500   Aronex Pharmaceuticals Inc+                                       805,034         632,813
        60,000   Seragen Inc+                                                      414,940          60,000
                                                                              ------------    ------------
                                                                              $  2,612,078    $  2,617,813

RETAIL & RELATED - 3.03%
       125,000   Corporate Express Inc+                                       $  3,788,854    $  3,679,688
        74,000   North Face Inc+                                                 1,480,935       1,424,500
       172,000   Micro Warehouse Inc+                                            3,914,688       2,021,000
                                                                              ------------    ------------
                                                                              $  9,184,477    $  7,125,188

SEMICONDUCTORS - 1.45%
        20,000   Intel Corp                                                   $  2,575,000    $  2,618,750
        55,000   OnTrak Systems Inc+                                             1,168,385         804,375
                                                                              ------------    ------------
                                                                              $  3,743,385    $  3,423,125

MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO -
DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
TELECOMMUNICATIONS - 4.70%
        20,000   Cascade Communications Corp+                                 $  1,507,978    $  1,102,500
       110,000   Farallon Communications+                                        1,537,695         701,250
        20,000   Intermedia Communications Inc+                                    571,313         515,000
       190,000   LCI International Inc+                                          3,348,174       4,085,000
       128,000   NEXTEL Communications Class A+                                  2,296,875       1,672,000
       195,000   Paging Network Inc+                                             3,707,562       2,973,750
                                                                              ------------    ------------
                                                                              $ 12,969,597    $ 11,049,500

TRANSPORTATION - 2.87%
        70,000   Atlas Air Inc+                                               $  3,343,552    $  3,342,500
       150,000   Mesa Air Group+                                                 1,750,374       1,012,500
        50,000   Trico Marine Services Inc+                                      1,274,867       2,399,997
                                                                              ------------    ------------
                                                                              $  6,368,793    $  6,754,997

                 TOTAL COMMON STOCKS                                          $205,297,125    $208,047,085


                                                                                MATURITY
    SHARES                  SECURITY NAME                                         DATE               VALUE

WARRANTS - 3.29%
        84,000   Intel Corp expires 3/14/1998+                                    03/14/98    $  7,749,000
                 (Cost $1,992,313)

MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO -
DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST     MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE               VALUE
CORPORATE BONDS & NOTES - 0.18%
CONVERTIBLE CORPORATE BONDS - 0.18%
$      240,000   First Financial Management Corp                      5.00 %      12/15/99    $    413,700
                 (Cost $240,000)

SHORT-TERM INSTRUMENTS - 8.20%
REPURCHASE AGREEMENTS - 8.20%
$    4,659,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.58        01/02/97    $  4,659,000
     5,000,000   HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities         6.00        01/02/97       5,000,000
     9,648,000   JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.37        01/02/97       9,648,000
                                                                                              ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                 $ 19,307,000
                 (Cost $19,307,000)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $226,836,438)* (Notes 1 and 3)                   100.01 %              $235,516,785
                 Other Assets and Liabilities, Net                       (0.01 )                   (15,858)
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $235,500,927
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  32,242,575
Gross Unrealized Depreciation     (23,562,228)
                                -------------
NET UNREALIZED APPRECIATION     $   8,680,347
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST SHORT-TERM GOVERNMENT-CORPORATE INCOME MASTER PORTFOLIO - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CORPORATE BONDS & NOTES - 4.69%
MISCELLANEOUS BONDS - 4.69%
$      630,000   Ford Capital BV                                      9.00 %      08/15/98    $    657,563
                 (Cost $659,799)

U.S. GOVERNMENT AGENCY SECURITIES - 28.50%
FEDERAL AGENCY - OTHER - 14.28%
$    2,000,000   Student Loan Marketing Association Note              5.80 %      10/01/97    $  2,000,640

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.22%
$    2,000,000   FNMA                                                 5.42 %      12/16/97    $  1,993,440

                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                      $  3,994,080
                 (Cost $3,998,647)

U.S. TREASURY SECURITIES - 61.73%
U.S. TREASURY NOTES - 61.73%
$    5,000,000   U.S. Treasury Notes                                  5.25 %      12/31/97    $  4,982,800
     3,650,000   U.S. Treasury Notes                                  6.13        03/31/98       3,667,666
                                                                                              ------------
                 TOTAL U.S. TREASURY SECURITIES                                               $  8,650,466
                 (Cost $8,640,748)

SHORT-TERM INSTRUMENTS - 4.84%
REPURCHASE AGREEMENTS - 4.84%
$      378,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.58        01/02/97    $    378,000
       300,000   JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.37        01/02/97         300,000
                                                                                              ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                 $    678,000
                 (Cost $678,000)

MASTER INVESTMENT TRUST SHORT-TERM GOVERNMENT- CORPORATE INCOME MASTER PORTFOLIO - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $13,977,194)* (Notes 1 and 3)                     99.76 %              $ 13,980,109
                 Other Assets and Liabilities, Net                        0.24                      33,265
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 14,013,374
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    10,580
Gross Unrealized Depreciation        (7,665)
                                -----------
NET UNREALIZED APPRECIATION     $     2,915
                                -----------
                                -----------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
MUNICIPAL BONDS - 90.98%
ARIZONA - 2.83%
$      700,000   Arizona State Transportation Board Tax Revenue
                 Maricopa County Regional Area Road Fund MBIA
                 Insured                                              7.00 %      07/01/00    $    756,007

CALIFORNIA - 5.01%
       420,000   California State Maritime Infrastructure
                 Authority Port of San Diego Revenue AMBAC
                 Insured                                              4.20        11/01/98         420,269
       900,000   Northern California State Public Power Revenue
                 Series B AMBAC Insured                               5.00        07/01/99         919,125

COLORADO - 3.35%
       900,000   Colorado State Student Obligation Bond
                 Authority Series C                                   4.35        09/01/99         894,393

DELAWARE - 1.52%
       400,000   Delaware State GO Series C                           4.70        07/01/98         405,036

HAWAII - 1.88%
       500,000   Honolulu HI Improvement Board Series B               4.50        10/01/98         503,290

ILLINOIS - 4.52%
       200,000   Chicago IL AMBAC Insured                             6.00        01/01/98         203,634
       480,000   Chicago IL O'Hare International Airport Revenue
                 Series A AMBAC Insured                               4.70        01/01/98         483,859
       500,000   Illinois State Sales Tax Revenue Series E
                 Prerefunded                                          8.10        06/15/10         519,925

MINNESOTA - 4.69%
       200,000   Minneapolis MN Special School District No. One
                 COP Prerefunded                                      7.38        02/01/15         207,628
     1,000,000   Minnesota State Refunded State Trunk Highway         6.90        08/01/01       1,045,000

MISSOURI - 0.76%
       200,000   Branson MO Tax Allocation Revenue Street
                 Improvement Project CGIC Insured                     4.95        10/01/97         201,656

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
MUNICIPAL BONDS - CONTINUED
NEVADA - 1.98%
$      500,000   Clark County NV USD Series A                         7.30 %      03/01/99    $    527,630

NEW JERSEY - 1.93%
       500,000   Mercer County NJ Solid Waste Site Project
                 Prerefunded                                          7.90        04/01/13         515,105

NEW MEXICO - 3.76%
     1,000,000   Albuquerque NM Gross Receipts Tax MBIA Insured       4.50        07/01/98       1,005,000

NEW YORK - 7.74%
       900,000   New York City General Obligation V/R Demand
                 Obligation Series B-2                                5.00        08/15/03         900,000
       250,000   New York State Mortgage Agency Revenue
                 Homeowner Mortgage Series 44 AMT FHA
                 Collateralized                                       6.00        04/01/99         253,515
       900,000   New York/New Jersey Port Authority Consolidated
                 Revenue MBIA Insured                                 5.00        09/01/98         914,202

NORTH CAROLINA - 1.89%
       500,000   North Carolina State Municipal Power Agency
                 Catawba No 1 Electrical Revenue FGIC Insured         5.10        01/01/99         505,540

NORTH DAKOTA - 2.82%
       750,000   North Dakota State Financing Agency Series D         4.15        10/02/97         751,838

OHIO - 6.05%
       600,000   Ohio Air Quality Authority - Cleveland Electric      4.70        12/01/15         600,000
     1,000,000   Ohio State Public Facility Commission Higher
                 Education Capital Facility Series II-B FSA
                 Insured                                              5.00        11/01/98       1,016,250

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
MUNICIPAL BONDS - CONTINUED
OREGON - 1.14%
$      300,000   Lane County OR School District No. 52 FGIC
                 Insured                                              5.20 %      12/01/97    $    303,831

PENNSYLVANIA - 6.67%
       500,000   Bethel Park PA USD Series B AMBAC Insured            6.05        02/01/98         512,190
     1,000,000   Montgomery County PA Higher Education & Health
                 Authority Hospital Revenue                           8.25        11/01/03       1,056,130
       200,000   Montgomery County PA Higher Education & Health
                 Authority Hospital Revenue Bryn Manor Hospital
                 Project Prerefunded                                  9.38        12/01/19         214,028

PUERTO RICO - 1.88%
       500,000   Commonwealth of Puerto Rico Aquaduct and Sewer
                 Authority Revenue                                    4.50        07/01/99         501,395

SOUTH DAKOTA - 3.81%
     1,000,000   South Dakota Student Loan Finance Corp Student
                 Loan Revenue Series A - GTD STD LN Insured           5.50        08/01/98       1,017,500

TEXAS - 11.68%
       240,000   Brazos TX Higher Education Authority AMT Series
                 C-1                                                  6.00        11/01/99         246,026
     1,000,000   Brazos TX Higher Education Authority Inc             5.30        12/01/97       1,008,360
       275,000   Dallas TX Waterworks & Sewer System Revenue
                 Series A                                             9.00        10/01/97         285,274
       500,000   Northside TX Independent School District PSFG
                 Insured                                              8.60        08/01/97         514,310
       275,000   Port of Houston Authority TX AMT                     8.50        10/01/98         294,762
       315,000   Texas State Department Housing & Community MBIA
                 Insured                                              4.20        03/01/98         315,000
       455,000   Texas State Department Housing & Community
                 Mortgage Series E MBIA Insured                       4.20        09/01/98         454,431

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE+             VALUE
MUNICIPAL BONDS - CONTINUED
VIRGINIA - 6.66%
$    1,000,000   Richmond VA Public Utilities Revenue Series A        7.80 %      01/15/06    $  1,060,630
       700,000   Virginia State Public School Authority Series A      7.00        01/01/98         718,802

WASHINGTON - 6.55%
       200,000   Southern Columbia Basin WA Irrigation District       5.50        12/01/98         203,818
       500,000   Thurstin County WA Olympia USD No 111 FGIC
                 Insured                                              5.25        12/01/98         510,400
     1,000,000   Washington State Series A                            6.50        07/01/98       1,035,000

WEST VIRGINIA - 1.86%
       500,000   West Virginia State HFFA Charleston Area
                 Medical Center Series A MBIA Insured                 4.30        09/01/99         497,745
                                                                                              ------------
                 TOTAL MUNICIPAL BONDS                                                        $ 24,298,534
                 (Cost $24,247,719)

SHORT-TERM INSTRUMENTS - 7.73%
MONEY MARKET FUND - 3.99%
    1,066,000#   National Municipal Fund                                                      $  1,066,000

FLORIDA - 3.74%
     1,000,000   Jacksonville FL Electric Authority                   3.60 %      01/16/97         997,500
                                                                                              ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                 $  2,063,500
                 (Cost $2,066,000)

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $26,313,719)* (Notes 1 and 3)                     98.71 %              $ 26,362,034
                 Other Assets and Liabilities, Net                        1.29                     345,443
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 26,707,477
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 + SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
 #   AMOUNT REPRESENTS SHARES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    74,636
Gross Unrealized Depreciation       (26,321)
                                -----------
NET UNREALIZED APPRECIATION     $    48,315
                                -----------
                                -----------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - DECEMBER 31, 1996 PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - 82.45%
ADVERTISING - 2.85%
        28,125   HA-LO Industries inc+                                        $    646,875    $    773,437
         9,000   Outdoor Systems Inc+                                              250,500         253,125
                                                                              ------------    ------------
                                                                              $    897,375    $  1,026,562

BASIC INDUSTRIES - 1.09%
        15,000   Gibraltar Steel Corp+                                        $    331,875    $    393,750

BIOTECHNOLOGY - 2.68%
        25,000   Cardiovascular Dynamics Inc+                                 $    387,500    $    325,000
        30,000   Neurex Corp+                                                      507,500         510,000
        20,000   Palomar Medical Tech Inc+                                         173,750         130,000
                                                                              ------------    ------------
                                                                              $  1,068,750    $    965,000

CAPITAL GOODS - 11.82%
        25,000   ATC Communication Group Inc+                                 $    491,125    $    331,250
         8,500   Bell & Howell Company+                                            256,063         201,875
        20,000   Bitstream Inc+                                                    115,420         130,000
        10,000   Connect Inc+                                                       78,750          61,250
        20,000   Cylink Corp+                                                      287,500         260,000
        20,000   ESS Technology Inc+                                               336,250         562,500
        20,000   Integrated Circuit Systems+                                       270,626         272,500
        30,000   Inter-Tel Inc+                                                    594,375         570,000
        10,000   Larscom Inc Class A+                                              120,000         113,750
        15,000   Level 8 Systems Inc+                                              165,000         232,500
        20,000   Planning Sciences Int-SP ADR+                                     285,938         240,000
        20,000   Talx Corp+                                                        187,500         165,000
        10,000   Ultrak Inc+                                                       277,483         305,000
        20,000   Vanstar Corp+                                                     420,000         490,000
        20,000   Xcellenet Inc+                                                    354,371         322,500
                                                                              ------------    ------------
                                                                              $  4,240,401    $  4,258,125

COMMERCIAL SERVICES - 0.64%
        20,000   Stericycle Inc+                                              $    187,500    $    230,000

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - DECEMBER 31, 1996 PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
COMPUTER SOFTWARE - 2.18%
        20,000   E*Trade Group Inc+                                           $    194,165    $    230,000
        25,000   Inference Corp Class A+                                           421,250         181,250
        25,000   Optika Imaging Systems Inc+                                       192,188         125,391
        10,023   Pure Atria Corp+                                                  324,795         248,069
                                                                              ------------    ------------
                                                                              $  1,132,398    $    784,710

COMPUTER SYSTEMS - 0.57%
        15,000   Sync Research Inc+                                           $    264,840    $    206,250

CONSUMER - BASIC - 4.22%
        10,000   Medicis Pharmaceutical Corp+                                 $    450,000    $    440,000
        30,000   Orthodontic Centers of America Inc+                               637,500         480,000
        10,000   Pathogenesis Corp+                                                199,643         217,500
        15,000   Renal Treatment Centers+                                          493,125         382,500
                                                                              ------------    ------------
                                                                              $  1,780,268    $  1,520,000

CONSUMER-DISCRETIONARY - 6.47%
        10,000   Act Networks Inc+                                            $    327,750    $    365,000
        15,000   Equity Corp International+                                        320,000         300,000
         2,000   Information Mgmt Resources+                                        28,000          42,250
        25,000   Innkeepers USA Trust                                              271,875         346,875
        30,000   Paul Harris Stores Inc+                                           244,063         532,500
       100,000   Quadrax Corp+                                                     146,875          75,000
         2,000   Seachange International Inc+                                       30,000          51,000
        14,000   UOL Publishing Inc+                                               182,000         185,500
        20,000   V-One Corp+                                                       100,000         145,000
        20,000   Viisage Technology+                                               217,813         290,000
                                                                              ------------    ------------
                                                                              $  1,868,376    $  2,333,125

ELECTRICAL EQUIPMENT - 0.53%
        31,500   Interlink Electronics Inc+                                   $    216,563    $    189,000

ENERGY & RELATED - 4.01%
        24,000   American Exploration Co+                                     $    311,320    $    384,000

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - DECEMBER 31, 1996 PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
ENERGY & RELATED  - CONTINUED
        20,000   Marine Drilling Co Inc+                                      $    187,500    $    393,750
        20,000   Pride Petroleum Services Inc+                                     301,250         465,000
        10,000   Smedvig ASA - Sponsored ADR Class B+                              212,500         201,250
                                                                              ------------    ------------
                                                                              $  1,012,570    $  1,444,000

ENTERTAINMENT & LEISURE - 3.24%
        20,000   Family Golf Centers Inc+                                     $    670,000    $    602,500
        20,000   Mikohn Gaming Corp+                                               180,000         105,000
        15,000   Regal Cinemas Inc+                                                380,000         461,250
                                                                              ------------    ------------
                                                                              $  1,230,000    $  1,168,750

FINANCE & RELATED - 7.75%
        35,000   Applied Graphics Technologies+                               $    599,375    $  1,019,375
         2,000   Delta Financial Corp+                                              33,000          36,000
        20,000   Envoy Corp (New)+                                                 675,000         750,000
         6,000   IMC Mortgage Co+                                                  204,000         201,000
        15,000   Medallion Financial Corp                                          195,000         228,750
        15,000   Redwood Trust Inc                                                 477,500         558,750
                                                                              ------------    ------------
                                                                              $  2,183,875    $  2,793,875

FOOD & RELATED - 0.55%
        15,000   NuCo2 Inc+                                                   $    326,250    $    199,688

GENERAL BUSINESS & RELATED - 12.34%
        15,000   American Residential Services+                               $    250,635    $    406,875
         9,000   Carriage Services Inc+                                            168,750         201,375
        20,000   Education Management Corp+                                        300,000         420,000
        35,000   Intelligroup Inc+                                                 381,816         385,000
        11,400   NCO Group+                                                        148,200         192,375
        25,000   NHP Inc+                                                          475,000         387,500
        24,000   P-Com Inc+                                                        570,469         711,000
        22,000   Renter's Choice Inc+                                              407,000         319,000

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - DECEMBER 31, 1996 PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
GENERAL BUSINESS & RELATED  - CONTINUED
        17,500   Scopus Technology Inc+                                       $    656,250    $    813,750
        30,000   Superior Telecom Inc+                                             490,175         611,250
                                                                              ------------    ------------
                                                                              $  3,848,295    $  4,448,125

HEALTHCARE - 2.16%
        25,000   Genesis Health Ventures Inc+                                 $    667,275    $    778,125

MANUFACTURING PROCESSING - 8.56%
        20,000   3-D Geophysical Inc+                                         $    167,500    $    180,000
        30,000   Cima Labs Inc+                                                    213,750         183,750
        20,000   Control Data Systems Inc+                                         515,625         440,000
        30,000   Costilla Energy Inc+                                              376,250         408,750
         6,680   Fresenius Medical Care - ADR+                                     151,682         187,875
        25,000   Imperial Credit Industries+                                       402,750         525,000
        20,000   Mobile Telecommunication Technologies Corp+                       287,500         170,000
        10,000   Nitinol Medical Technologies Inc+                                 110,000         125,000
        35,000   Nuerobiological Technologies+                                     196,875         131,250
        25,000   Philip Environmental Inc+                                         242,625         362,500
         8,000   Production Operators Corp+                                        296,000         372,000
                                                                              ------------    ------------
                                                                              $  2,960,557    $  3,086,125

MEDICAL EQUIPMENT & SUPPLIES - 1.06%
        25,000   Endosonics Corp+                                             $    346,275    $    381,250

MISCELLANEOUS STOCKS - 3.24%
        20,000   Mail Boxes Etc+                                              $    385,000    $    450,000
        10,000   Meyer (Fred) Inc+                                                 346,763         355,000
        10,000   Williams-Sonoma Inc+                                              310,000         363,750
                                                                              ------------    ------------
                                                                              $  1,041,763    $  1,168,750

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - DECEMBER 31, 1996 PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
PHARMACEUTICALS - 0.79%
        10,000   Anesta Corp+                                                 $    135,000    $    192,500
        10,000   Aronex Pharmaceuticals Inc+                                       103,750          93,750
                                                                              ------------    ------------
                                                                              $    238,750    $    286,250

SHELTER & RELATED - 0.63%
        10,000   American Homestar Corp+                                      $    240,000    $    227,500

TELECOMMUNICATIONS - 3.15%
        15,000   Farallon Communications+                                     $    150,000    $     95,625
        20,000   Intermedia Communications Inc+                                    614,653         515,000
        25,000   Winstar Communications Inc+                                       471,250         525,000
                                                                              ------------    ------------
                                                                              $  1,235,903    $  1,135,625

TRANSPORTATION - 0.93%
         7,000   Atlas Air Inc+                                               $    292,750    $    334,250

UTILITIES - 0.99%
        10,000   KCS Energy                                                   $    335,000    $    357,500

                 TOTAL COMMON STOCKS                                          $ 27,947,609    $ 29,716,335

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - DECEMBER 31, 1996 PORTFOLIO OF INVESTMENTS

                                                                   INTEREST     MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE               VALUE
SHORT-TERM INSTRUMENTS - 16.77%
U.S. TREASURY BILLS - 7.83%
$    2,850,000   U.S. Treasury Bills                                  5.00 %F     03/20/97    $  2,819,704

REPURCHASE AGREEMENTS - 8.94%
$    1,223,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.58        01/02/97    $  1,223,000
     1,200,000   HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities         6.00        01/02/97       1,200,000
       800,000   JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           6.38        01/02/97         800,000
                                                                                              ------------
                                                                                              $  3,223,000

                 TOTAL SHORT-TERM INSTRUMENTS                                                 $  6,042,704
                 (Cost $6,041,792)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $33,989,401)* (Notes 1 and 3)                     99.22 %              $ 35,759,039
                 Other Assets and Liabilities, Net                        0.78                     280,825
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 36,039,864
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 +   NON-INCOME EARNING SECURITIES.
 F   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 4,091,970
Gross Unrealized Depreciation    (2,322,332)
                                -----------
NET UNREALIZED APPRECIATION     $ 1,769,638
                                -----------
                                -----------

The accompanying notes are an integral part of these financial statements.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MASTER INVESTMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996

                                                              SHORT-TERM
                                                             GOVERNMENT-     SHORT- TERM
                                                 CAPITAL       CORPORATE       MUNICIPAL
                                             APPRECIATION         INCOME          INCOME       SMALL CAP
                                                  MASTER          MASTER          MASTER          MASTER
                                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
 .......................................................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $235,516,785    $13,980,109     $26,362,034     $35,759,039
  Cash                                                 0           1,659           1,110          33,510
Receivables:
  Dividends and Interest                           6,300         113,557         461,938          15,490
  Investment securities sold                           0               0               0         276,691
  Due from administrator (Note 2)                      0           2,778           2,753               0
Organizational expenses, net of
  amortization                                     2,887           2,055           1,882               0
Prepaid and other expenses                       213,144              73              74               0
TOTAL ASSETS                                 235,739,116      14,100,231      26,829,791      36,084,730
LIABILITIES
Cash overdraft due to custodian                   91,144               0               0               0
Payables:
  Investment securities purchased                 16,406               0               0               0
  Distribution to shareholders                         0          68,452          97,511           2,599
  Due to sponsor and distributor (Note
    2)                                             3,462               0               0               0
  Due to advisor (Note 2)                        110,111               0               0          20,341
  Other                                           17,066          18,405          24,803          21,926
TOTAL LIABILITIES                                238,189          86,857         122,314          44,866
TOTAL NET ASSETS
                                             $235,500,927    $14,013,374     $26,707,477     $36,039,864

INVESTMENT AT COST (NOTE 3)                  $226,836,438    $13,977,194     $26,313,719     $33,989,401

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST
STATEMENT OF OPERATIONS

                                                              SHORT-TER
                                                 CAPITAL     GOVERNMENT-     SHORT-
                                             APPRECIATION                      TERM       SMALL CAP
                                                  MASTER     CORPORATE    MUNICIPAL          MASTER
                                               PORTFOLIO       INCOME        INCOME       PORTFOLIO
                                             ...........       MASTER        MASTER     ...........
                                                             PORTFOLIO    PORTFOLIO
                                               From Feb.     ........     .........      From Sept.
                                                20, 1996                                   16, 1996
                                             (commencement    For the       For the     (commencement
                                                      of         Year          Year              of
                                             operations)        Ended         Ended     operations)
                                             to Dec. 31,     Dec. 31,      Dec. 31,     to Dec. 31,
                                                    1996         1996          1996            1996
INVESTMENT INCOME
  Dividends                                  $   163,862     $      0     $       0     $    19,028
  Interest                                       470,167      654,198       946,275          68,029
TOTAL INVESTMENT INCOME                          634,029      654,198       946,275          87,057
EXPENSES (NOTE 2)
  Advisory fees                                  739,300       55,285       104,623          52,849
  Custody fees                                    34,449        1,847         3,620           2,933
  Amortization of organization expenses              575          687           205               0
  Portfolio accounting                            85,901            0             0           6,750
  Legal and audit fees                             8,634       30,659        33,376          19,003
  Other                                           21,010        2,030         4,499           2,923
TOTAL EXPENSES                                   889,869       90,508       146,323          84,458
Less:
  Waived fees and reimbursed expenses                  0      (90,508)     (146,323)              0
NET EXPENSES                                     889,869            0             0          84,458
NET INVESTMENT INCOME (LOSS)                    (255,840)     654,198       946,275           2,599
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               10,162,551      (63,690)        4,708      (1,405,188)
  Net change in unrealized appreciation
    (depreciation) of investments              8,680,346      (11,676)      (80,537)      1,769,638
NET GAIN (LOSS) ON INVESTMENTS                18,842,897      (75,366)      (75,829)        364,450
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $18,587,057     $578,832     $ 870,446     $   367,049

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                  CAPITAL
                                             APPRECIATION
                                                   MASTER
                                                PORTFOLIO
                                             ............
                                                From Feb.
                                                 20, 1996
                                             (commencement
                                                       of
                                              operations)
                                              to Dec. 31,
                                                     1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income (loss)               $   (255,840)
  Net realized gain (loss) on sale of
    investments                                10,162,551
  Net change in unrealized appreciation
    (depreciation) of investments               8,680,346
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                18,587,057
Net increase in net assets resulting
  from beneficial interest transactions       216,913,870
INCREASE IN NET ASSETS                        235,500,927
NET ASSETS:
Beginning net assets                                    0
ENDING NET ASSETS                            $235,500,927

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

                                                                                                              SMALL CAP
                                                                                                                 MASTER
                                                 SHORT-TERM GOVERNMENT-                                       PORTFOLIO
                                                CORPORATE INCOME MASTER     SHORT-TERM MUNICIPAL INCOME     ...........
                                                              PORTFOLIO                MASTER PORTFOLIO      From Sept.
                                             ..........................     ...........................        16, 1996
                                                                                                            (commencement
                                                 For the        For the         For the         For the              of
                                              Year Ended     Year Ended      Year Ended      Year Ended     operations)
                                                Dec. 31,       Dec. 31,        Dec. 31,        Dec. 31,     to Dec. 31,
                                                    1996           1995            1996            1995            1996
INCREASE IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $   654,198     $  150,854     $   946,275     $   617,988     $     2,599
  Net realized gain (loss) on sale of
    investments                                  (63,690)         3,975           4,708          19,197      (1,405,188)
  Net change in unrealized appreciation
    (depreciation) of investments                (11,676)        16,126         (80,537)        157,711       1,769,638
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  578,832        170,955         870,446         794,896         367,049
Net increase in net assets resulting
  from beneficial interest transactions        7,511,920      5,655,489       9,390,327       3,872,671      35,672,815
INCREASE IN NET ASSETS                         8,090,752      5,826,444      10,260,773       4,667,567      36,039,864
NET ASSETS:
Beginning net assets                           5,922,622         96,178      16,446,704      11,779,137               0
ENDING NET ASSETS                            $14,013,374     $5,922,622     $26,707,477     $16,446,704     $36,039,864

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Capital Appreciation Master Portfolio, Short-Term Government-Corporate Income Master Portfolio, Short-Term Municipal Income Master Portfolio and Small Cap Master Portfolios (the "Master Portfolios") are four series of Master Investment Trust (the "Trust"), a business trust organized under the laws of Delaware on August 14, 1991. The Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Declaration of Trust permits the issuance of beneficial interests ("interests"). The Trust currently issues nine series of interests: the Asset Allocation, Capital Appreciation, Cash Investment Trust, Corporate Stock, Tax-Free Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap and U.S. Government Allocation Master Portfolios. These Master Portfolios invest in a range of securities, generally including money market instruments, equities and U.S. government securities.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. These financial statements represent only the Capital Appreciation, Short-Term Government-Corporate Income, Short-Term Municipal Income and Small Cap Master Portfolios.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

Each Master Portfolio's investments include equities, fixed-, variable- and floating-rate instruments. Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. government obligations are valued at the stated mean between the last reported bid and ask prices. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, excluding debt securities maturing in 60 days or less, are valued at the most recent bid prices, or if such prices are not readily available, at fair value as determined in accordance with procedures adopted by the Board of Trustees. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Except during temporary defensive periods, the Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios each seek to maintain an average weighted maturity ranging from 90 days to 2 years.

MASTER INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, interest income is accrued daily. Realized gains and losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

FEDERAL INCOME TAXES

Each Master Portfolio intends to qualify for federal income tax purposes as a partnership. Management of each Master Portfolio therefore believes that each Master Portfolio will not be subject to any federal or state income tax on its income and net capital gains (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the partnership's income for purposes of determining its federal and state income tax liabilities. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended ("Code"), and the regulations promulgated thereunder.

It is intended that the Master Portfolios' assets, income, gain/loss and allocations will be managed in such a way that a regulated investment company investing in the Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the regulated investment company invests all of its assets in the Master Portfolio.

ORGANIZATION EXPENSES

Costs incurred in connection with organization and initial registration as an investment company under the 1940 Act were advanced by Stephens Inc. ("Stephens"). Organization expenses of each series are being amortized on a straight line basis over 60 months from the date the series of the Trust commenced operation.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into separate advisory contracts with WFB on behalf of each Master Portfolio. Pursuant to the contracts, WFB furnishes investment guidance and policy direction in connection with daily portfolio management of each Master Portfolio. Under the contract with Capital Appreciation, Short-Term Municipal Income and Short-Term Government-Corporate Income Master Portfolios, WFB is entitled to receive a monthly advisory fee at an annual rate of 0.50% of the average daily net assets. WFB is also entitled to receive from the Small Cap Master Portfolio a monthly advisory fee at an annual rate of 0.60% of average daily net assets.

The Trust has also entered into a contract with WFB whereby WFB has agreed to provide custody services for each Master Portfolio. For providing these services, WFB is entitled to be compensated for custody services based on a rate of 0.0167% of the average daily net assets of each Master Portfolio. For portfolio accounting services, WFB is entitled to a monthly base fee of $2,000 plus 0.07% of the first $50 million of each Master Portfolio's average daily net assets, 0.045% of the next $50 million, and 0.02% of the average daily net assets in excess of $100 million.

MASTER INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

FEES WAIVED AND EXPENSES REIMBURSED

Fees waived and expenses reimbursed for the year ended December 31, 1996, were as follows:

                                                                                           EXPENSES
                                                                        FEES WAIVED   REIMBURSED BY
MASTER PORTFOLIO                                                             BY WFB        STEPHENS       TOTAL

 ..............................................................................................................
Short-Term Government-Corporate Income                                       57,132          33,376      90,508
Short-Term Municipal Income                                                 108,243          38,080     146,323

Fees waived and expenses reimbursed continue at the discretion of WFB and Stephens.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of securities with maturities of one year or less at purchase date, for the Capital Appreciation Master Portfolio, Short-Term Government-Corporate Income Master Portfolio, Short-Term Municipal Income Master Portfolio and Small Cap Master Portfolio, respectively, for the year ended December 31, 1996, were as follows:

                                                    CAPITAL         SHORT-TERM     SHORT-TERM
                                               APPRECIATION        GOVERNMENT-      MUNICIPAL       SMALL CAP
AGGREGATE PURCHASES                                  MASTER   CORPORATE INCOME  INCOME MASTER          MASTER
  AND SALES OF:                                PORTFOLIO(1)   MASTER PORTFOLIO      PORTFOLIO    PORTFOLIO(2)

 ............................................................................................................
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                           $            0   $     28,095,340  $           0   $           0
  Sales proceeds                                          0         25,160,156              0               0
OTHER LONG-TERM SECURITIES:
 Purchases at cost                              421,676,235            659,799     16,680,216      36,842,024
  Sales proceeds                                224,298,500            152,351      7,563,991       7,488,850

 ............................................................................................................

(1) THE PERIOD REPORTED IS FROM COMMENCEMENT OF OPERATIONS, FEBRUARY 20, 1996, TO DECEMBER 31, 1996.

(2) THE PERIOD REPORTED IS FROM COMMENCEMENT OF OPERATIONS, SEPTEMBER 16, 1996, TO DECEMBER 31, 1996.

MASTER INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

4.   FINANCIAL HIGHLIGHTS

The portfolio turnover rates, excluding securities with maturities of one year or less at purchase date, and average commission rate paid for Master Portfolios investing in equity securities for the periods indicated are as follows:

                                                         CAPITAL       SHORT-TERM GOVERNMENT-CORPORATE INCOME
                                                    APPRECIATION                             MASTER PORTFOLIO
                                                          MASTER  ...........................................
                                                       PORTFOLIO                                         From
                                                 ...............                                    Sept. 19,
                                                            From                                        1994,
                                                   Feb. 20, 1996           Year           Year    (Inception)
                                                  (Inception) to          Ended          Ended             to
                                                   Dec. 31, 1996  Dec. 31, 1996  Dec. 31, 1995  Dec. 31, 1994

 ............................................................................................................
PORTFOLIO TURNOVER                                          137%           247%           227%             0%
AVERAGE COMMISSION RATE PAID                       $      0.0781            N/A            N/A            N/A

                                                                                                    SMALL CAP
                                                                                                       MASTER
                                                                   SHORT-TERM MUNICIPAL INCOME      PORTFOLIO
                                                                              MASTER PORTFOLIO  .............
                                                 .............................................           From
                                                                                          From      Sept. 16,
                                                                                  June 3, 1994           1996
                                                            Year           Year    (Inception)    (Inception)
                                                           Ended          Ended             to             to
                                                   Dec. 31, 1996  Dec. 31, 1995  Dec. 31, 1994  Dec. 31, 1996

 ............................................................................................................
PORTFOLIO TURNOVER                                           47%            46%             8%            28%
AVERAGE COMMISSION RATE PAID                                 N/A            N/A            N/A      $  0.0775

TO THE UNITHOLDERS AND BOARD OF TRUSTEES
MASTER INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Capital Appreciation Master Portfolio, Short-Term Government-Corporate Income Master Portfolio, Short-Term Municipal Income Master Portfolio, and Small Cap Master Portfolio (four of the master portfolios comprising Master Investment Trust) as of December 31, 1996, and the related statement of operations for the year then ended, except Capital Appreciation Master Portfolio which is for the period from February 20, 1996 (commencement of operations) to December 31, 1996, and Small Cap Master Portfolio which is for the period from September 16, 1996 (commencement of operations) to December 31, 1996, the statements of changes in net assets for each of the two years in the period then ended, except Capital Appreciation Master Portfolio which is for the period from February 20, 1996 to December 31, 1996, and Small Cap Master Portfolio which is for the period from September 16, 1996 to December 31, 1996, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned master portfolios of Master Investment Trust as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

[KPMG SIG.]

SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1997

LIST OF ABBREVIATIONS

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Incorporated
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

NOTES

NOTES

NOTES

NOTES

[LOGO]

OVERLAND EXPRESS FUNDS
Asset Allocation Fund
California Tax-Free Bond Fund
California Tax-Free Money Market Fund
Money Market Fund
Municipal Income Fund
Short-Term Government-Corporate Income Fund
Short-Term Municipal Income Fund
Small Cap Strategy Fund
Strategic Growth Fund
U.S. Government Income Fund
U.S. Treasury Money Market Fund
Variable Rate Government Fund

INVESTMENT ADVISER & TRANSFER AGENT
Wells Fargo Bank
P.O. Box 63084
San Francisco, CA 94163
SPONSOR & DISTRIBUTOR
Stephens Inc.
111 Center Street
Little Rock, AR 72201

FOR MORE INFORMATION
ABOUT OVERLAND EXPRESS FUNDS
CALL 1.800.552.9612

OR WRITE:
Overland Express Funds
P.O. Box 63084
San Francisco, CA 94163

                 Overland  Express  Funds  1996  Annual  Report